            As filed with the Securities and Exchange
                 Commission on October 31, 1995

                                              File Nos. 33-45328
                                                       811-06554

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.

             Post-Effective Amendment No.  10       X

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                      Amendment No.  11             X

    Alliance North American Government Income Trust, Inc.
    (Exact Name of Registrant as Specified in Charter)
    1345 Avenue of the Americas, New York, New York  10105
    (Address of Principal Executive Office)    (Zip Code)

      Registrant's Telephone Number, including Area Code:
                         (800) 221-5672

              EDMUND P. BERGAN, JR.
              Alliance Capital Management L.P.
              1345 Avenue of the Americas
              New York, New York  10105
              (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

__X__ immediately upon filing pursuant to paragraph (b)
_____ on (date) pursuant to paragraph (b)
_____ 60 days after filing pursuant to paragraph (a)(1)
_____ on (date) pursuant to paragraph (a)(1)
_____ 75 days after filing pursuant to paragraph (a)(2)
_____ on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    Registrant has registered an indefinite number of shares of common stock pursuant to Rule 24f-2 under the Investment Company
Act of 1940. Registrant's Rule 24f-2 notice for its fiscal year ended November 30, 1994 was filed on January 24, 1995.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                           Location in Prospectus

PART A

Item 1.  Cover Page.......................   Cover Page

Item 2.  Synopsis.........................   Expense Information

Item 3.  Condensed Financial Information..   Financial Highlights

Item 4.  General Description of Registrant.  Description of the
                                             Fund

Item 5.  Management of the Fund...........   Management of the
                                             Fund; General
                                             Information

Item 6.  Capital Stock and Other             Dividends,
           Securities.....................   Distributions and
                                             Taxes;
                                             General Information

Item 7.  Purchase of Securities Being
         Offered..........................   Purchase and Sale of
                                             Shares; General
                                             Information

Item 8.  Redemption or Repurchase.........   Purchase and Sale of
                                             Shares

Item 9.  Pending Legal Proceedings........   General Information

                                       Location in Statement of
PART B                                 Additional Information

Item 10. Cover Page.......................   Cover Page

Item 11. Table of Contents................   Cover Page

Item 12. General Information and History..   Management of the
                                             Fund; General
                                             Information

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

                                       Location in Statement of
PART B                                 Additional Information

Item 13. Investment Objectives and
           Policies..................    Investment Objective,
                                         Policies and
                                         Restrictions;
                                         Further Information
                                         About Canada, the
                                         United Mexican
                                         States and the
                                         Republic of
                                         Argentina

Item 14. Management of the               Management of
           Registrant................    the Fund

Item 15. Control Persons and Principal
           Holders of Securities.....    General Information

Item 16. Investment Advisory and
           Other Services............    Management of
                                         the Fund

Item 17. Brokerage Allocation and
           Other Practices...........    General Information

Item 18. Capital Stock and Other
           Securities................    General Information

Item 19. Purchase, Redemption and
           Pricing of Securities
           Being Offered.............    Purchase of Shares;
                                         Redemption and
                                         Repurchase of
                                         Shares; Net Asset Value

Item 20. Tax Status..................    Investment
                                         Objective, Policies
                                         and Restrictions;
                                         Dividends, Distributions
                                         and Taxes

Item 21. Underwriters.................   General Information

Item 22. Calculation of Performance
           Data.......................   General Information

Item 23. Financial Statements.........   Financial Statements;
                                         Report of Independent
                                         Auditors

                           THE ALLIANCE BOND FUNDS
_______________________________________________________________________________

P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
FOR LITERATURE: TOLL FREE (800) 227-4618

PROSPECTUS AND APPLICATION

NOVEMBER 1, 1995

U.S. GOVERNMENT FUNDS                 GLOBAL BOND FUNDS
-ALLIANCE SHORT-TERM U.S.             -ALLIANCE NORTH AMERICAN
  GOVERNMENT FUND                       GOVERNMENT INCOME TRUST
-U.S. GOVERNMENT                      -ALLIANCE GLOBAL DOLLAR
  PORTFOLIO                             GOVERNMENT FUND

MORTGAGE FUNDS                        CORPORATE BOND FUND
-ALLIANCE MORTGAGE                    -CORPORATE BOND PORTFOLIO
  STRATEGY TRUST
-ALLIANCE MORTGAGE SECURITIES
  INCOME FUND

MULTI-MARKET FUNDS
-ALLIANCE WORLD INCOME TRUST
-ALLIANCE SHORT-TERM
  MULTI-MARKET TRUST
-ALLIANCE MULTI-MARKET
  STRATEGY TRUST


TABLE OF CONTENTS                                  PAGE
-------------------------------------------------------
The Funds at a Glance                                 2
Expense Information                                   4
Financial Highlights                                  7
Glossary                                             13
Description of the Funds                             14
  Investment Objectives and Policies                 14
  Additional Investment Practices                    20
  Certain Fundamental Investment Policies            31
  Risk Considerations                                32
Purchase and Sale of Shares                          37
Management of the Funds                              39
Dividends, Distributions and Taxes                   41
General Information.                                 42
Appendix A: Bond Ratings                            A-1
Appendix B: General Information About Canada,
  Mexico and Argentina                              B-1


Adviser
Alliance Capital Management L.P.
1345 Avenue Of The Americas
New York, New York 10105



The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income. The U.S. Government Funds invest mainly in U.S. Government securities and the Mortgage Funds invest in mortgage-related securities, while the Multi-Market Funds diversify their investments among debt markets around the world and the Global Bond Funds invest primarily in foreign government securities. The Corporate Bond Fund invests primarily in corporate debt securities.

Each fund or portfolio (each a 'Fund') is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A 'Statement of Additional Information' for each Fund that provides further information regarding certain matters discussed in this Prospectus and other matters that may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or 'Literature' telephone number.

Each Fund offers three classes of shares that may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the 'Class A shares'), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (the 'Class B shares'), or (iii) without any initial or contingent deferred sales charge (the 'Class C shares'), except that Alliance World Income Trust offers only one class of shares which may be purchased at a price equal to its net asset value without any initial or contingent deferred sales charge. See 'Purchase and Sale of Shares.'

AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND TO RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY

R/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


1



THE FUNDS AT A GLANCE
The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

THE FUNDS' INVESTMENT ADVISER IS . . .
Alliance Capital Management L.P. ('Alliance'), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 105 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $135 billion in assets under management. Alliance provides investment management services to 29 of the FORTUNE 100 companies.

U.S. GOVERNMENT FUNDS

SHORT-TERM U.S. GOVERNMENT FUND
SEEKS . . . High current income consistent with preservation of capital.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities.


U.S. GOVERNMENT PORTFOLIO
SEEKS . . . As high a level of current income as is consistent with safety of principal.

INVESTS SOLELY IN . . . A diversified portfolio of U.S. Government securities backed by the full faith and credit of the United States.


MORTGAGE FUNDS

MORTGAGE STRATEGY TRUST
SEEKS . . . The highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of mortgage-related securities of the highest quality.

INVESTS PRIMARILY IN . . . A diversified portfolio of adjustable and fixed-rate mortgage-related securities that are U.S. Government securities or rated AAA by S&P or Aaa by Moody's or, if not rated, are of equivalent investment quality. The Fund's portfolio is structured to achieve low volatility of net asset value approximating that of a portfolio investing exclusively in two-year U.S. Treasury securities.

MORTGAGE SECURITIES INCOME FUND
SEEKS . . . A high level of current income consistent with prudent investment risk.

INVESTS PRIMARILY IN . . . A diversified portfolio of mortgage-related securities.


MULTI-MARKET FUNDS

WORLD INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund maintains at least 35% of its net assets in U.S. Dollar-denominated securities.

SHORT-TERM MULTI-MARKET TRUST
SEEKS . . . The highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. Dollar-denominated securities.

MULTI-MARKET STRATEGY TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar.


GLOBAL BOND FUNDS

NORTH AMERICAN GOVERNMENT INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of investment grade debt securities issued or guaranteed by the governments of the United States, Canada and Mexico.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of government securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso, and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.


2



GLOBAL DOLLAR GOVERNMENT FUND
SEEKS . . . Primarily a high level of current income and, secondarily, capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.


CORPORATE BOND FUND

CORPORATE BOND PORTFOLIO
SEEKS . . . Primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will attempt to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

INVESTS PRIMARILY IN . . . A diversified portfolio of corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.


A WORD ABOUT RISK . . .
The prices of the shares of the Alliance Bond Funds will fluctuate as the daily prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. The prices of non-U.S. Dollar denominated bonds also fluctuate with changes in foreign exchange rates. Investment in the Global Bond Funds, the Multi-Market Funds and any other Fund that may invest a significant amount of its assets in non-U.S. securities involves risks not associated with Funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Funds may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These instruments involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See 'Description of the Funds-Additional Investment Practices' and '-Risk Considerations.'

GETTING STARTED . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares of each Fund can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see 'Purchase and Sale of Shares.' In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

AUTOMATIC REINVESTMENT
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS
SHAREHOLDER COMMUNICATIONS
DIVIDEND DIRECTION PLANS
AUTO EXCHANGE
SYSTEMATIC WITHDRAWALS
CHECK-WRITING
A CHOICE OF PURCHASE PLANS
TELEPHONE TRANSACTIONS
24 HOUR INFORMATION

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY

R/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


3



                              EXPENSE INFORMATION
_______________________________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following tables summarize your maximum transaction costs from investing in a Fund, other than WORLD INCOME, and annual operating expenses for each class of shares of each Fund. WORLD INCOME, which has only one class of shares, has no sales charge on purchases or reinvested dividends, deferred sales charge, redemption fee or exchange fee. For each Fund, the 'Examples' below show the cumulative expenses attributable to a hypothetical $1,000 investment, assuming a 5% annual return, in each class for the periods specified.


                                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                 --------------  --------------  --------------
Maximum sales charge imposed
  on purchases (as a percentage
  of offering price)                 4.25%(a)         None            None
Sales charge imposed on dividend
  reinvestments                       None            None            None
Deferred sales charge(as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower)                 None            3.0%            None
                                                   during the
                                                   first year,
                                                 decreasing 1.0%
                                                 annually to 0%
                                                   after the
                                                  third year (b)
Exchange fee                          None            None            None
_______________________________________________________________________________

(A) REDUCED FOR LARGER PURCHASES. SEE 'PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES' -PAGE 36.
(B) CLASS B SHARES OF EACH FUND AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER SIX YEARS. SEE 'PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES' -PAGE 36.


                   ANNUAL OPERATING EXPENSES                                              EXAMPLES
--------------------------------------------------------------   -------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT        CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees(b)(after
  waiver)                           None      None      None     After 1 year       $ 56      $ 51      $ 21      $ 21
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 85      $ 76      $ 66      $ 66
Other expenses(a)(b)(after                                       After 5 years      $116      $113      $113      $113
  reimbursement)                   1.10%     1.10%     1.10%     After 10 years     $203      $209      $209      $243
Total fund operating
  expenses(b)                      1.40%     2.10%     2.10%

U.S. GOVERNMENT                   CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .53%      .53%      .53%     After 1 year       $ 52      $ 47      $ 17      $ 17
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 73      $ 64      $ 54      $ 54
Other expenses(a)                   .18%      .19%      .18%     After 5 years      $ 96      $ 93      $ 93      $ 93
Total fund operating                                             After 10 years     $161      $167      $167      $202
  expenses                         1.01%     1.72%     1.71%

MORTGAGE STRATEGY                 CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .65%      .65%      .65%     After 1 year       $ 61      $ 57      $ 27      $ 27
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $101      $ 93      $ 83      $ 83
Other expenses                                                   After 5 years      $143      $141      $141      $142
  Interest expense                  .65%      .66%      .69%     After 10 years     $259      $266      $266      $301
  Other operating expenses(a)       .34%      .35%      .34%
Total other expenses                .99%     1.01%     1.03%
Total fund operating expenses(h)   1.94%     2.66%     2.68%

MORTGAGE SECURITIES INCOME        CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .51%      .51%      .51%     After 1 year       $ 57      $ 52      $ 22      $ 22
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 87      $ 78      $ 68      $ 68
Other expenses                                                   After 5 years      $119      $117      $117      $116
  Interest expense                  .43%      .43%      .43%     After 10 years     $211      $217      $217      $250
  Other operating expenses(a)       .23%      .24%      .23%
Total other expenses                .66%      .67%      .66%
Total fund operating expenses(i)   1.47%     2.18%     2.17%



PLEASE REFER TO THE FOOTNOTES ON PAGE 5.


4



                 ANNUAL OPERATING EXPENSES                                             EXAMPLES
--------------------------------------------------------------    -------------------------------------------------------
WORLD INCOME
Management fees(c)(after waiver)               .49%               After 1 year                  $19
12b-1 fees(c)(after waiver)                    .68%               After 3 years                 $60
Other expenses(a)                              .73%               After 5 years                $103
Total fund operating expenses(c)              1.90%               After 10 years               $222

SHORT-TERM MULTI-MARKET            CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees                      .55%      .55%      .55%     After 1 year       $ 55      $ 50      $ 20      $ 20
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 82      $ 73      $ 63      $ 62
Other expenses(a)                    .44%      .45%      .43%     After 5 years      $110      $108      $108      $107
Total fund operating expenses       1.29%     2.00%     1.98%     After 10 years     $192      $198      $198      $231

MULTI-MARKET STRATEGY              CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees                      .60%      .60%      .60%     After 1 year       $ 58      $ 53      $ 23      $ 23
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 91      $ 82      $ 72      $ 72
Other expenses                                                    After 5 years      $125      $123      $123      $123
  Interest expense                   .07%      .07%      .07%     After 10 years     $223      $230      $230      $264
  Other operating expenses(a)        .62%      .63%      .63%
Total other expenses                 .69%      .70%      .70%
Total fund operating expenses(d)    1.59%     2.30%     2.30%

NORTH AMERICAN
GOVERNMENT INCOME                  CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(e)                   .65%      .65%      .65%     After 1 year       $ 69      $ 64      $ 34      $ 34
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $123      $114      $104      $104
Other expenses                                                    After 5 years      $179      $177      $177      $177
  Interest expense                  1.16%     1.15%     1.15%     After 10 years     $333      $338      $338      $368
  Other operating expenses(a)        .59%      .60%      .60%
Total other expenses                1.75%     1.75%     1.75%
Total fund operating expenses(f)    2.70%     3.40%     3.40%

GLOBAL DOLLAR GOVERNMENT           CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(g)                   .75%      .75%      .75%     After 1 year       $ 61      $ 57      $ 27      $ 27
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $101      $ 92      $ 82      $ 82
Other expenses(a)                                                 After 5 years      $142      $140      $140      $140
                                     .88%      .89%      .88      After 10 years     $258      $264      $264      $296
Total fund operating expenses       1.93%     2.64%     2.63%

CORPORATE BOND                     CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(h)                   .63%      .63%      .63%     After 1 year       $ 55      $ 50      $ 20      $ 20
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 80      $ 72      $ 62      $ 61
Other expenses(a)                    .32%      .36%      .32%     After 5 years      $108      $107      $107      $105
Total fund operating expenses       1.25%     1.99%     1.95%     After 10 years     $187      $195      $195      $227


+ ASSUMES REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS.
++ ASSUMES NO REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS.
(A) THESE EXPENSES INCLUDE A TRANSFER AGENCY FEE PAYABLE TO ALLIANCE FUND SERVICES, INC., AN AFFILIATE OF ALLIANCE, BASED ON A FIXED DOLLAR AMOUNT CHARGED TO THE FUND FOR EACH SHAREHOLDER'S ACCOUNT. NET OF VOLUNTARY
(B) FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .55%, OTHER EXPENSES
     WOULD HAVE BEEN 2.86% FOR CLASS A, 2.78% FOR CLASS B AND 2.68% FOR CLASS
     C AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 3.71% FOR CLASS A, 4.33% FOR CLASS B AND 4.23% FOR CLASS C.
(C) NET OF VOLUNTARY FEE WAIVERS. ABSENT SUCH WAIVERS, ANNUALIZED MANAGEMENT FEES WOULD HAVE BEEN .65%, ANNUALIZED RULE 12B-1 FEES WOULD HAVE BEEN
     .90% AND ANNUALIZED TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.28%.
(D) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.52%, FOR CLASS B, 2.23% AND FOR CLASS C, 2.23%.
(E) REPRESENTS .65 OF 1% OF THE AVERAGE DAILY VALUE OF THE FUND'S ADJUSTED TOTAL NET ASSETS.
(F) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.54%, FOR CLASS B, 2.25% AND FOR CLASS C, 2.25%.
(G) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.29%, FOR CLASS B, 2.00%, FOR CLASS C, 1.99%.
(H) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.04%, FOR CLASS B, 1.75%, FOR CLASS C, 1.74%


5



The purpose of the tables on pages 4 and 5 is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See 'Management of the Funds-Distribution Services Agreements.' The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. With respect to each of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME, 'interest expense' represents interest paid by the Fund on borrowings for the purpose of making additional portfolio investments. Such borrowings are intended to enable each of those Funds to produce higher net yields to shareholders than the Funds could pay without such borrowings. See 'Risk Considerations-Effects of Borrowing.' Excluding interest expense, total fund operating expenses of each of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME would be lower (see notes (e) and (g) above) and the cumulative expenses shown in the Examples above with respect to those Funds would be lower. The management fee rate of GLOBAL DOLLAR GOVERNMENT is higher than that paid by most other investment companies, but Alliance believes the fee is comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED
REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


6

                             FINANCIAL HIGHLIGHTS
_______________________________________________________________________________

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for SHORT-TERM U.S. GOVERNMENT has been audited by Price Waterhouse LLP, the independent accountants for the Fund, and for U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND has been audited by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the 'Literature' telephone number shown on the cover of this Prospectus.


7



                                                     NET         NET
                                NET              REALIZED AND  INCREASE
                               ASSET        NET   UNREALIZED  (DECREASE)    DIVIDENDS  DISTRIBUTIONS
                               VALUE   INVESTMENT     GAIN    IN NET ASSET   FROM NET    FROM NET
                            BEGINNING     INCOME   (LOSS) ON   VALUE FROM   INVESTMENT    REALIZED
FISCAL YEAR OR PERIOD       OF PERIOD     (LOSS)  INVESTMENTS  OPERATIONS     INCOME       GAINS
---------------------       ---------  ---------- ----------- ------------ ----------- -------------

SHORT-TERM U.S. GOVERNMENT
CLASS A
Year Ended 8/31/95            $9.67        $.42        $.05        $.47       $(.41)      $0.00
Period Ended 8/31/94**         9.77         .14        (.09)        .05        (.12)       0.00
Year Ended 4/30/94            10.22         .35        (.29)        .06        (.42)       0.00
5/4/92+ to 4/30/93            10.00         .46         .34         .80        (.46)       (.12)

CLASS B
Year Ended 8/31/95            $9.78        $.36        $.04        $.40       $(.34)      $0.00
Period Ended 8/31/94**         9.88         .10        (.07)        .03        (.11)       0.00
Year Ended 4/30/94            10.31         .40        (.39)        .01        (.35)       0.00
5/4/92+ to 4/30/93            10.00         .38         .33         .71        (.38)       (.02)

CLASS C
Year Ended 8/31/95            $9.77        $.34        $.06        $.40       $(.34)      $0.00
Period Ended 8/31/94**         9.87         .10        (.07)        .03        (.11)       0.00
8/2/93++ to 4/30/94           10.34         .26        (.42)       (.16)       (.25)       0.00

U.S. GOVERNMENT
CLASS A
Year Ended 6/30/95            $7.84        $.64        $.13)       $.77       $(.65)      $0.00
Year Ended 6/30/94             8.64         .65        (.80)       (.15)       (.65)       0.00
Year Ended 6/30/93             8.34         .69         .29         .98        (.68)       0.00
Year Ended 6/30/92             8.01         .70         .35        1.05        (.72)       0.00
Year Ended 6/30/91             8.14         .81        (.11)        .70        (.83)       0.00
Year Ended 6/30/90             8.49         .86        (.38)        .48        (.83)       0.00
Year Ended 6/30/89             8.51         .89        (.03)        .86        (.88)       0.00
Year Ended 6/30/88             8.90         .93        (.39)        .54        (.93)       0.00
Year Ended 6/30/87             9.24         .98        (.34)        .64        (.98)       0.00
12/1/85+ to 6/30/86            9.45         .63        (.21)        .42        (.63)       0.00

CLASS B
Year Ended 6/30/95            $7.84        $.58        $.13        $.71       $(.59)      $0.00
Year Ended 6/30/94             8.64         .59        (.80)       (.21)       (.59)       0.00
Year Ended 6/30/93             8.34         .62         .30         .92        (.62)       0.00
9/30/91++ to 6/30/92           8.25         .49         .09         .58        (.49)       0.00

CLASS C
Year Ended 6/30/95            $7.83        $.58        $.14        $.72       $(.59)      $0.00
Year Ended 6/30/94             8.64         .59        (.81)       (.22)       (.59)       0.00
4/30/93++ to 6/30/93           8.56         .10         .08         .18        (.10)       0.00

MORTGAGE SECURITIES INCOME
CLASS A
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.28        $.49        $.77       $(.30)      $0.00
Year Ended 12/31/94            9.29         .57       (1.13)       (.56)       (.58)       0.00
Year Ended 12/31/93            9.08         .67         .23         .90        (.67)       0.00
Year Ended 12/31/92            9.21         .77        (.09)        .68        (.81)       0.00
Year Ended 12/31/91            8.79         .88         .41        1.29        (.87)       0.00
Year Ended 12/31/90            8.76         .87         .03         .90        (.87)       0.00
Year Ended 12/31/89            8.81         .97        (.05)        .92        (.97)       0.00
Year Ended 12/31/88            9.03         .99        (.23)        .76        (.98)       0.00
Year Ended 12/31/87            9.74        1.00        (.68)        .32       (1.00)       (.03)
Year Ended 12/31/86            9.97        1.06        (.02)       1.04       (1.06)       (.21)
Year Ended 12/31/85            9.54        1.22         .43        1.65       (1.22)       0.00

CLASS B
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.28        $.46        $.74       $(.26)      $0.00
Year Ended 12/31/94            9.29         .51       (1.14)       (.63)       (.51)       0.00
Year Ended 12/31/93            9.08         .61         .22         .83        (.60)       0.00
1/30/92++ to 12/31/92          9.16         .68        (.08)        .60        (.68)       0.00

CLASS C
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.29        $.45        $.74       $(.26)      $0.00
Year Ended 12/31/94            9.29         .51       (1.14)       (.63)       (.51)       0.00
5/3/93++ to 12/31/93           9.30         .40        0.00         .40        (.40)       0.00

MORTGAGE STRATEGY
CLASS A
Six Months Ended 5/31/95
  (unaudited)                 $9.51        $.28       $(.03)       $.25       $(.27)      $(.00)
Year Ended 11/30/94            9.94         .42        (.32)        .10        (.48)       (.01)
Year Ended 11/30/93            9.84         .57         .11         .68        (.58)       0.00
6/1/92+ to 11/30/92           10.00         .35        (.17)        .18        (.34)       0.00

CLASS B
Six Months Ended 5/31/95
  (unaudited)                 $9.52        $.24       $(.03)      $(.21)      $(.23)      $0.00
Year Ended 11/30/94            9.94         .39        (.35)        .04        (.42)       (.01)
Year Ended 11/30/93            9.84         .49         .12         .61        (.51)       0.00
6/1/92+ to 11/30/92           10.00         .31        (.17)        .14        (.30)       0.00

CLASS C
Six Months Ended 5/31/95
  (unaudited)                 $9.52        $.25       $(.04)       $.21       $(.23)      $0.00
Year Ended 11/30/94            9.94         .37        (.33)        .04        (.42)       (.01)
5/3/93++ to 11/30/93           9.98         .27        (.03)        .24        (.28)       0.00

WORLD INCOME
Six Months Ended 4/30/95
  (unaudited)                 $1.88        $.06       $(.22)      $(.16)      $(.05)      $0.00
Year Ended 10/31/94            1.90         .18        (.12)        .06        (.05)       0.00
Year Ended 10/31/93            1.91         .22        (.16)        .06        (.07)       0.00
Year Ended 10/31/92            1.98         .19        (.17)        .02        (.09)       0.00
12/3/90+ to 10/31/91           2.00         .14        (.03)        .11        (.13)       0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


8



                                                     TOTAL                              RATIO OF NET
 DISTRIBUTIONS                                     INVESTMENT   NET ASSETS                INVESTMENT
    IN EXCESS                TOTAL                   RETURN     AT END OF       RATIO      INCOME
     OF NET      RETURN    DIVIDENDS    NET ASSET   BASED ON     PERIOD      OF EXPENSES    (LOSS)     PORTFOLIO
   INVESTMENT      OF         AND       VALUE END   NET ASSET    (000'S      TO AVERAGE   TO AVERAGE   TURNOVER
      NCOME     CAPITAL  DISTRIBUTIONS  OF PERIOD   VALUE (B)    OMITTED)    NET ASSETS   NET ASSETS     RATE
-------------- --------  -------------  ---------  ----------  -----------  ------------- -----------  ---------
     $(.03)      $0.00       $(.44)      $ 9.70        5.14%    $   2,997      1.40%(d)      4.56%         15%
      (.03)(a)    0.00        (.15)(c)     9.67         .53         2,272      1.40(d)       3.98         144
      (.09)(a)    0.00        (.51)(c)     9.77         .52         2,003      1.27(d)       4.41          55
      0.00        0.00        (.58)(c)    10.22        8.20         6,081      1.00*(d)      4.38*        294

     $(.03)      $0.00       $(.37)      $ 9.81        4.32%    $   6,380      2.10%(d)      3.80%         15%
      (.02)(a)    0.00        (.13)(c)     9.78         .28         6,281      2.10(d)       3.22         144
      (.09)(a)    0.00        (.44)(c)     9.88         .03         7,184      2.05(d)       3.12          55
      0.00        0.00        (.40)(c)    10.31        7.22         1,292      1.75*(d)      3.36*        294

     $(.03)      $0.00       $(.37)      $ 9.80        4.33%    $   5,180      2.10%(d)      3.80%         15%
      (.02)(a)    0.00        (.13)(c)     9.77         .28         7,128      2.10(d)       3.26         144
      (.06)(a)    0.00        (.31)(c)     9.87       (1.56)        8,763      2.10*(d)      2.60*         55


     $0.00       $0.00       $(.65)      $ 7.96       10.37%    $ 463,660      1.01%         8.27%        190%
      0.00        0.00        (.65)        7.84       (1.93)      482,595      1.02          7.76         188
      0.00        0.00        (.68)        8.64       12.23       527,968      1.10          8.04         386
      0.00        0.00        (.72)        8.34       13.52       492,448      1.12          8.43         418
      0.00        0.00        (.83)        8.01        8.97       491,910      1.07         10.02         402
      0.00        0.00        (.83)        8.14        5.99       510,675      1.09         10.35         455
      0.00        0.00        (.88)        8.49       10.87       532,525      1.11         10.70         148
      0.00        0.00        (.93)        8.51        6.41       529,909      1.14         10.70         149
      0.00        0.00        (.98)        8.90        7.00       496,600      1.07(d)      10.36         255
      0.00        0.00        (.63)        9.24        4.53       128,870      1.01*(d)      9.30*        193

     $0.00       $0.00       $(.59)      $ 7.96        9.52%    $ 774,097      1.72%         7.57%        190%
      0.00        0.00        (.59)        7.84       (2.63)      756,282      1.72          7.04         188
      0.00         .00        (.62)        8.64       11.45       552,471      1.81          7.25         386
      0.00         .00        (.49)        8.34        6.95        32,227      1.80*         7.40*        418

     $0.00       $0.00       $(.59)      $ 7.96        9.67%    $ 181,948      1.71%         7.59%        190%
      0.00        0.00        (.59)        7.83       (2.75)      231,859      1.70          6.97         188
      0.00         .00        (.10)        8.64        2.12        67,757      1.80*         6.00*        386


     $0.00       $0.00       $(.30)      $ 8.60        9.54%    $ 535,191      1.47%*        6.86%*       158%
      0.00        (.02)       (.60)        8.13       (6.14)      553,889      1.29          6.77         438
      (.02)       0.00        (.69)        9.29       10.14       848,069      1.00          7.20         622
      0.00        0.00        (.81)        9.08        7.73       789,898      1.18          8.56         555
      0.00        0.00        (.87)        9.21       15.44       544,171      1.16          9.92         439
      0.00        0.00        (.87)        8.79       11.01       495,353      1.12         10.09         393
      0.00        0.00        (.97)        8.76       10.98       556,077      1.13         11.03         328
      0.00        0.00        (.98)        8.81        8.64       619,572      1.11         10.80         239
      0.00        0.00       (1.03)        9.03        3.49       682,650      1.15         10.79         211
      0.00        0.00       (1.27)        9.74       11.18       756,730      1.00         10.86         190
      0.00        0.00       (1.22)        9.97       18.35       609,566       .87         12.30         164

     $0.00       $0.00       $(.26)      $ 8.61        9.26%   $  850,246      2.18%*        6.15%*       158%
      0.00        (.02)       (.53)        8.13       (6.84)      921,418      2.00          6.05         438
      (.02)       0.00        (.62)        9.29        9.38     1,454,303      1.70          6.47         622
      0.00        0.00        (.68)        9.08        7.81     1,153,957      1.67*         5.92*        555

     $0.00       $0.00       $(.26)      $ 8.61        9.26%    $  51,991      2.17%*        6.16%*       158%
      0.00        (.02)       (.53)        8.13       (6.84)       58,338      1.97          6.06         438
      (.01)       0.00        (.41)        9.29        4.34        91,724      1.67*         5.92*        622


     $0.00       $0.00       $(.27)      $ 9.49        2.64%    $  34,094      1.94%*(e)     5.53%*       197%
      0.00        (.04)       (.53)        9.51        1.03        43,173      1.34(e)       4.78         375
      0.00        0.00        (.58)        9.94        7.02        59,215      1.54(e)       5.66         499
      0.00        0.00        (.34)        9.84        1.84        24,186      1.44*(d)(e)   6.58*(d)     101

     $0.00       $0.00       $(.23)      $ 9.50        2.28%    $ 109,749      2.66%*(e)     4.83%*       197%
      0.00        (.03)       (.46)        9.52         .42       136,458      2.08(e)       4.12         375
      0.00        0.00        (.51)        9.94        6.27       168,157      2.26(e)       4.98         499
      0.00        0.00        (.30)        9.84        1.50       149,188      2.13*(d)(e)   6.01*(d)     101

     $0.00       $0.00       $(.23)      $ 9.50        2.28%      $92,940      2.68%*(e)     4.84%*       197%
      0.00        (.03)       (.46)        9.52         .42       141,838      2.04(e)       4.10         375
      0.00        0.00        (.28)        9.94        2.40       228,703      1.58*(e)      3.70*        499

     $0.00       $0.00       $(.05)      $ 1.67       (8.60)%   $  66,180      1.90%(d)      6.39%(d)     N/A
      0.00        (.03)       (.08)        1.88        3.27       103,310      1.70(d)       3.96(d)      N/A
      0.00        0.00        (.07)        1.90        3.51       149,623      1.54 (d)      5.14(d)      N/A
      0.00        0.00        (.09)        1.91        1.26       318,716      1.59(d)       7.21(d)      N/A
      0.00        0.00        (.13)        1.98        6.08     1,059,222      1.85*(d)      7.29*(d)     N/A


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


9



                                                      NET        NET
                                NET              REALIZED AND  INCREASE
                               ASSET        NET   UNREALIZED  (DECREASE)    DIVIDENDS  DISTRIBUTIONS
                               VALUE   INVESTMENT     GAIN    IN NET ASSET   FROM NET    FROM NET
                            BEGINNING     INCOME   (LOSS) ON   VALUE FROM   INVESTMENT    REALIZED
FISCAL YEAR OR PERIOD       OF PERIOD     (LOSS)  INVESTMENTS  OPERATIONS     INCOME       GAINS
---------------------       ---------  ---------- ----------- ------------ ----------- -------------
SHORT-TERM MULTI-MARKET
CLASS A
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.27      $(1.18)      $(.91)      $(.36)      $0.00
Year Ended 10/31/94            9.25         .93        (.86)        .07        0.00        0.00
Year Ended 10/31/93            9.25         .92        (.32)        .60        (.60)       0.00
Year Ended 10/31/92            9.94         .91        (.86)        .05        (.72)       (.02)
Year Ended 10/31/91            9.89         .97         .06        1.03        (.97)       (.01)
Year Ended 10/31/90            9.69        1.09         .19        1.28       (1.08)       0.00
5/5/89+ to 10/31/89            9.70         .53        (.01)        .52        (.53)       0.00

CLASS B
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.25      $(1.18)      $(.93)      $(.33)      $0.00
Year Ended 10/31/94            9.25         .94        (.93)        .01        0.00        0.00
Year Ended 10/31/93            9.25         .87        (.34)        .53        (.53)       0.00
Year Ended 10/31/92            9.94         .84        (.86)       (.02)       (.65)       (.02)
Year Ended 10/31/91            9.89         .89         .07         .96        (.90)       (.01)
2/5/90++ to 10/31/90           9.77         .74         .12         .86        (.74)       0.00

CLASS C
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.23      $(1.16)      $(.93)      $(.33)      $0.00
Year Ended 10/31/94            9.25         .58        (.57)        .01        0.00        0.00
5/3/93++ to 10/31/93           9.18         .28         .05         .33        (.26)       0.00

MULTI-MARKET STRATEGY
CLASS A
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.27      $(1.22)      $(.95)      $(.33)      $0.00
Year Ended 10/31/94            8.94         .85       (1.08)       (.23)       (.09)       0.00
Year Ended 10/31/93            8.85        1.02        (.26)        .76        (.67)       0.00
Year Ended 10/31/92            9.91        1.00       (1.23)       (.23)       (.81)       (.02)
5/29/91+ to 10/28/91          10.00         .42        (.09)        .33        (.42)       0.00

CLASS B
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.24      $(1.21)      $(.97)      $(.30)      $0.00
Year Ended 10/31/94            8.94         .88       (1.18)       (.30)       (.08)       0.00
Year Ended 10/31/93            8.85         .92        (.22)        .70        (.61)       0.00
Year Ended 10/31/92            9.91        1.04       (1.34)       (.30)       (.74)       (.02)
5/29/91+ to 10/28/91          10.00         .39        (.09)        .30        (.39)       0.00

CLASS C
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.25      $(1.23)      $(.98)      $(.30)      $0.00
Year Ended 10/31/94            8.94         .46        (.75)       (.29)       (.09)       0.00
5/3/93++ to 10/31/93           8.76         .32         .16         .48        (.30)       0.00

NORTH AMERICAN GOVERNMENT INCOME
CLASS A
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .54      $(1.21)      $(.67)      $(.48)      $0.00
Year Ended 11/30/94           10.35        1.02       (2.12)      (1.10)       (.91)       0.00
Year Ended 11/30/93            9.70        1.09         .66        1.75       (1.09)       (.01)
3/27/92+ to 11/30/92          10.00         .69        (.31)        .38        (.68)       0.00

CLASS B
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .51      $(1.21)      $(.70)      $(.45)      $0.00
Year Ended 11/30/94           10.35         .96       (2.13)      (1.17)       (.84)       0.00
Year Ended 11/30/93            9.70        1.01         .67        1.68       (1.02)       (.01)
3/27/92+ to 11/30/92          10.00         .64        (.31)        .33        (.63)       0.00

CLASS C
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .51      $(1.21)      $(.70)      $(.45)      $0.00
Year Ended 11/30/94           10.34         .96       (2.12)      (1.16)       (.84)       0.00
5/3/93++ to 11/30/93          10.04         .58         .30         .88        (.58)       0.00

GLOBAL DOLLAR GOVERNMENT
CLASS A
Year Ended 8/31/95           $ 9.14       $ .86      $(1.10)      $(.24)      $(.88)      $0.00
2/25/94+ to 8/31/94           10.00         .45        (.86)       (.41)       (.45)       0.00

CLASS B
Year Ended 8/31/95           $ 9.14       $ .80      $(1.11)      $(.31)      $(.81)      $0.00
2/25/94+ to 8/31/94           10.00         .42        (.86)       (.44)       (.42)       0.00

CLASS C
Year Ended 8/31/95           $ 9.14       $ .79      $(1.10)      $(.31)      $(.81)      $0.00
2/25/94+ to 8/31/94           10.00         .42        (.86)       (.44)       (.42)       0.00

CORPORATE BOND
CLASS A
Year Ended 6/30/95           $12.51       $1.19      $  .36       $1.55      $(1.14)      $0.00
Year Ended 6/30/94            14.15        1.11       (1.36)       (.25)      (1.11)       (.25)
Year Ended 6/30/93            12.01        1.25        2.13        3.38       (1.24)       0.00
Year Ended 6/30/92            11.21        1.06         .82        1.88       (1.08)       0.00
Year Ended 6/30/91            11.39        1.11        (.06)       1.05       (1.23)       0.00
Year Ended 6/30/90            12.15        1.24        (.86)        .38       (1.14)       0.00
Year Ended 6/30/89            11.82        1.12         .32        1.44       (1.11)       0.00
Year Ended 6/30/88            12.24        1.10        (.38)        .72       (1.14)       0.00
Nine Months Ended 6/30/87     12.25         .86        (.06)        .80        (.81)       0.00
Year Ended 9/30/86            11.52        1.20         .73        1.93       (1.20)       0.00
Year Ended 9/30/85            10.50        1.24        1.04        2.28       (1.26)       0.00

CLASS B
Year Ended 6/30/95           $12.50       $1.11      $  .36       $1.47      $(1.05)      $0.00
Year Ended 6/30/94            14.15        1.02       (1.37)       (.35)      (1.04)       (.25)
1/8/93++ to 6/30/93           12.47         .49        1.69        2.18        (.50)       0.00

CLASS C
Year Ended 6/30/95           $12.50       $1.10      $  .38       $1.48      $(1.05)      $0.00
Year Ended 6/30/94            14.15        1.02       (1.37)       (.35)      (1.05)       (.25)
5/30/93++ to 6/30/93          13.63         .16         .53         .69        (.17)       0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


10



                                                    TOTAL                               RATIO OF NET
 DISTRIBUTIONS                                    INVESTMENT   NET ASSETS                 INVESTMENT
    IN EXCESS                TOTAL                  RETURN     AT END OF        RATIO      INCOME
     OF NET      RETURN    DIVIDENDS    NET ASSET  BASED ON     PERIOD       OF EXPENSES    (LOSS)    PORTFOLIO
   INVESTMENT      OF         AND       VALUE END  NET ASSET    (000'S       TO AVERAGE   TO AVERAGE  TURNOVER
      NCOME     CAPITAL  DISTRIBUTIONS  OF PERIOD  VALUE (B)    OMITTED)     NET ASSETS   NET ASSETS    RATE
-------------- --------  ------------- ---------- ----------  ------------  ------------- ----------- ---------
     $0.00       $0.00       $(.36)     $ 7.44      (10.52)%  $  377,025       1.29%*        7.32%*      119%
      0.00        (.61)       (.61)       8.71         .84       593,677       1.13          7.28        109
      0.00        0.00        (.60)       9.25        6.67       953,571       1.16          8.26        182
      0.00        0.00        (.74)       9.25         .49     1,596,903       1.10          9.00        133
      0.00        0.00        (.98)       9.94       10.91     2,199,393       1.09          9.64        146
      0.00        0.00       (1.08)       9.89       13.86     1,346,035       1.18         10.81        152
      0.00        0.00        (.53)       9.69        5.57       210,294       1.14*        10.83*        10
     $0.00       $0.00       $(.33)     $ 7.45      (10.76)%    $633,287       2.00%*        6.62%*      119%
      0.00        (.55)       (.55)       8.71         .12     1,003,633       1.85          6.58        109
      0.00        0.00        (.53)       9.25        5.91     1,742,703       1.87          7.57        182
      0.00        0.00        (.67)       9.25        (.24)    2,966,071       1.81          8.28        133
      0.00        0.00        (.91)       9.94       10.11     3,754,003       1.81          8.87        146
      0.00        0.00        (.74)       9.89        9.07     1,950,330       1.86*         9.90*       152
     $0.00       $0.00       $(.33)     $ 7.45      (10.76)%      $4,168       1.98%*        6.59%*      119%
      0.00        (.55)       (.55)       8.71         .12         8,136       1.83          6.50        109
      0.00        0.00        (.26)       9.25        3.66         5,538       1.82*         7.19*       182

     $0.00       $0.00       $(.33)     $ 6.76      (11.83)%  $   33,998       1.59%*(f)     7.80%*      156%
      0.00        (.58)       (.67)       8.04       (2.64)       52,385       1.41(f)       7.17        605
      0.00        0.00        (.67)       8.94        9.01        82,977       1.94(f)       9.17(g)     200
      0.00        0.00        (.83)       8.85       (2.80)      141,526       2.53(f)      10.58(g)     239
      0.00        0.00        (.42)       9.91        3.68       143,594       2.81*(f)     10.17*(g)    121
     $0.00       $0.00       $(.30)     $ 6.77      (12.09)%  $  141,783       2.30%*(f)     7.10%*      156%
      0.00        (.52)       (.60)       8.04       (3.35)      233,896       2.11(f)       6.44        605
      0.00        0.00        (.61)       8.94        8.25       431,186       2.64(f)       8.46(g)     200
      0.00        0.00        (.76)       8.85       (3.51)      701,465       3.24(f)       9.83(g)     239
      0.00        0.00        (.39)       9.91        3.36       662,981       3.53*(f)      9.40*(g)    121
     $0.00       $0.00       $(.30)     $ 6.76      (12.22)%        $856       2.30%*(f)     7.15%*      156%
      0.00        (.52)       (.61)       8.04       (3.34)        1,252       2.08(f)       6.10%       605%
      0.00        0.00        (.30)       8.94        5.54           718       2.44*(f)      7.17*(g)    200

     $0.00       $0.00       $(.48)     $ 6.98       (7.18)%  $  236,421       2.70%*(f)    17.21%*       60%
      0.00        (.21)      (1.12)       8.13      (11.32)      303,538       1.70(f)      11.22        131
      0.00        0.00       (1.10)      10.35       18.99       268,233       1.61(f)      10.77        254
      0.00        0.00        (.68)       9.70        3.49        61,702       2.45*(d)(f)  10.93*(d)     86
     $0.00       $0.00       $(.45)     $ 6.98       (7.81)%  $1,157,639       3.40%*(f)    16.44%*       60%
      0.00        (.21)      (1.05)       8.13      (11.89)    1,639,602       2.41(f)      10.53        131
      0.00        0.00       (1.03)      10.35       18.15     1,313,591       2.31(f)      10.01        254
      0.00        0.00        (.63)       9.70        3.30       216,317       3.13*(d)(f)  10.16*(d)     86
     $0.00       $0.00       $(.45)     $ 6.98       (7.69)%  $  232,577       3.40%*(f)    16.44%*       60%
      0.00        (.21)      (1.05)       8.13      (11.89)      369,714       2.39(f)      10.46        131
      0.00        0.00        (.58)      10.34        9.00       310,230       2.21*(f)      9.74*       254

     $0.00       $0.00       $(.88)     $ 8.02       (1.48)%  $   12,020       1.93%        11.25%       301%
      0.00        0.00        (.45)       9.14       (3.77)       10,995        .75*(d)      9.82*       100
     $0.00       $0.00       $(.81)     $ 8.02       (2.40)%  $   62,406       2.64%*       10.52%       301%
      0.00        0.00        (.42)       9.14       (4.17)       47,030       1.45*(d)      9.11*       100
     $0.00       $0.00       $(.81)     $ 8.02       (2.36)%  $    9,330       2.63%*       10.46%       301%
      0.00        0.00        (.42)       9.14       (4.16)       10,404       1.45*(d)      9.05*       100

     $0.00       $0.00      $(1.14)     $12.92       13.26%   $  230,750       1.24%         9.70%       387%
      (.03)       0.00       (1.39)      12.51       (2.58)      219,182       1.30          7.76        372
      0.00        0.00       (1.24)      14.15       29.62       216,171       1.39          9.29        579
      0.00        0.00       (1.08)      12.01       17.43        60,356       1.48          8.98        610
      0.00        0.00       (1.23)      11.21        9.71        62,268       1.44          9.84        357
      0.00        0.00       (1.14)      11.39        3.27        68,049       1.51         10.70        480
      0.00        0.00       (1.11)      12.15       12.99        52,381       1.84          9.53        104
      0.00        0.00       (1.14)      11.82        6.24        37,587       1.81          9.24         98
      0.00        0.00        (.81)      12.24        7.32        41,072       1.27          9.17         95
      0.00        0.00       (1.20)      12.25       17.19        45,178       1.08          9.80        240
      0.00        0.00       (1.26)      11.52       22.66        40,631       1.15         11.00        142
      0.00        0.00       (1.26)      10.50        6.44        36,435       1.18         11.88         10
     $0.00       $0.00      $(1.05)     $12.92       12.54%   $  241,393       1.99%         9.07%       387%
      (.01)       0.00       (1.30)      12.50       (3.27)      184,129       2.00          7.03        372
      0.00        0.00         (50)      14.15       17.75        55,508       2.10*         7.18*       579
     $0.00       $0.00      $(1.05)     $12.93       12.62%   $   51,028       1.84%         8.95%       387%
      0.00        0.00       (1.30)      12.50       (3.27)       50,860       1.99          6.98        372
      0.00        0.00        (.17)      14.15        5.08         5,115       2.05*         5.51*       579

PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


11



+    PRIOR TO JULY 22, 1993, EQUITABLE CAPITAL MANAGEMENT CORPORATION
('EQUITABLE') SERVED AS THE INVESTMENT ADVISER TO THE ALLIANCE PORTFOLIOS (THE 'TRUST'), OF WHICH SHORT-TERM U.S. GOVERNMENT IS A SERIES. ON JULY 22, 1993, ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF EQUITABLE AND BECAME INVESTMENT ADVISER OF THE TRUST.

+    COMMENCEMENT OF OPERATIONS.

++   COMMENCEMENT OF DISTRIBUTION.

*    ANNUALIZED.

**   REFLECTS NEWLY ADOPTED FISCAL YEAR END.

(A) INCLUDES WITH RESPECT TO SHORT-TERM U.S. GOVERNMENT A RETURN OF CAPITAL FOR THE YEAR ENDED APRIL 30, 1994 OF $(0.08) FOR CLASS A, $(0.08) FOR CLASS B AND $(0.05) FOR CLASS C AND FOR THE PERIOD ENDED AUGUST 31, 1994 OF $(0.03) FOR CLASS A AND $(0.02) FOR CLASS B AND CLASS C.

(B) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE IS NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(C) 'TOTAL DIVIDENDS AND DISTRIBUTIONS' INCLUDES DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME AND RETURN OF CAPITAL. SHORT-TERM U.S. GOVERNMENT HAD DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME WITH RESPECT TO CLASS A SHARES, FOR THE YEAR ENDED APRIL 30, 1994, OF $(.01); WITH RESPECT TO CLASS B SHARES, $(.01); AND WITH RESPECT TO CLASS C SHARES, $(.01).

(D) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF SHORT-TERM U.S. GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.20% (ANNUALIZED) FOR 1993, 2.17% FOR THE YEAR ENDED APRIL 30, 1994, 2.95% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31,
1994, 3.71% FOR THE YEAR ENDED AUGUST 31, 1995; WITH
RESPECT TO CLASS B SHARES, 4.81% (ANNUALIZED) FOR 1993, 3.21% FOR THE YEAR ENDED APRIL 30, 1994, 3.60% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31,
1994, 4.33% FOR THE YEAR ENDED AUGUST 31, 1995; AND WITH
RESPECT TO CLASS C SHARES, 3.10% (ANNUALIZED) FOR THE YEAR ENDED APRIL 30, 1994, 3.64% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 4.23% FOR THE YEAR ENDED AUGUST 31, 1995. IF U.S. GOVERNMENT HAD BORNE ALL
EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.22% FOR 1986 AND 1.09% FOR 1987. IF MORTGAGE STRATEGY HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.55% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 2.28% (ANNUALIZED) FOR 1992. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 6.47% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 5.86% (ANNUALIZED) FOR 1992. IF WORLD INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.87% FOR 1992, 1.92% FOR 1993, 2.08% FOR 1994, AND 3.36% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995. IF NORTH AMERICAN GOVERNMENT INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.49% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 3.16% (ANNUALIZED) FOR 1992. IF GLOBAL DOLLAR GOVERNMENT HAD BORNE ALL EXPENSES FOR THE PERIOD FEBRUARY 25, 1994 TO AUGUST 31, 1994, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.91% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.63% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 2.59% (ANNUALIZED).

(E) INCLUDES INTEREST EXPENSES. IF MORTGAGE STRATEGY HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.42% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.20% FOR 1994, AND 1.29% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.10% (ANNUALIZED) FOR 1992, 2.07% FOR 1993, 1.91% FOR 1994, AND 2.00% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 1.74% (ANNUALIZED) FOR 1993 AND 1.89% FOR 1994, 1.99% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995.

(F) INCLUDES INTEREST EXPENSES. IF MULTI-MARKET STRATEGY HAD NOT BORNE INTEREST EXPENSES OR LOAN FEES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.33% (ANNUALIZED) FOR 1991, 1.33% FOR 1992, 1.40% FOR 1993 AND 1.30% FOR 1994, 1.52% (ANNUALIZED) FOR THE
SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.05% (ANNUALIZED) FOR 1991, 2.05% FOR 1992, 2.11% FOR 1993 AND 2.01% FOR 1994, 2.23%
(ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 2.11% (ANNUALIZED) FOR 1993 AND 1.99% FOR 1994, 2.23% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995. IF NORTH AMERICAN GOVERNMENT INCOME HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES (NET OF INTEREST EXPENSES) TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A
SHARES, 1.66% (ANNUALIZED) FOR 1992, 1.33% FOR 1993 AND 1.37% FOR 1994,
1.54% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.35% (ANNUALIZED) FOR 1992, 2.04% FOR 1993 AND 2.07% FOR
1994, 2.25% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 2.04% (ANNUALIZED) FOR 1993 AND 2.06% FOR 1994, 2.25% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995.

(G) INCLUDES LOAN FEES. IF MULTI-MARKET STRATEGY HAD NOT INCURRED LOAN FEES, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 11.65% (ANNUALIZED) FOR 1991, 11.78% FOR 1992 AND 9.73% FOR 1993; WITH RESPECT TO CLASS B SHARES, 10.88% (ANNUALIZED) FOR 1991, 11.02% FOR 1992 AND 8.99% FOR 1993; AND WITH RESPECT TO CLASS C SHARES, 7.50% (ANNUALIZED) FOR 1993.



12




                                     GLOSSARY
_______________________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under 'Description of the Funds-Additional Investment Practices' and in Appendix A.

BONDS are fixed, floating and variable rate debt obligations.

DEBT SECURITIES are bonds, debentures, notes, bills and repurchase agreements.

FIXED-INCOME SECURITIES are debt securities, convertible securities and preferred stocks and include floating rate and variable rate instruments. Fixed-income securities may be rated (or if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) TRIPLE-A (Aaa or AAA), HIGH QUALITY (Aa or AA or above), HIGH GRADE (A or above) or INVESTMENT GRADE (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of 'split-rated' fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P, or, to take another example, Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

LOWER-RATED SECURITIES are fixed-income securities rated Ba and BB or below, or determined by Alliance to be of equivalent quality and are commonly referred to as 'junk bonds.'

EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks and rights and warrants to subscribe for the purchase of common and preferred stocks.

CONVERTIBLE SECURITIES are bonds, debentures, corporate notes and preferred stocks that are convertible into common and preferred stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. The first category includes U.S. TREASURY SECURITIES (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA (see below). U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC (see below).

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related and private organizations. These securities include:

  ARMS, which are adjustable-rate mortgage securities, SMRS, which are stripped mortgage-related securities, CMOS, which are collateralized mortgage obligations, GNMA CERTIFICATES, which are securities issued by the Government National
    Mortgage Association,
  FNMA CERTIFICATES, which are securities issued by the Federal National
    Mortgage Association, and
  FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan
    Mortgage Corporation.

INTEREST-ONLY or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and another of which is the PRINCIPAL-ONLY or PO class, which class receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

LIBOR is the London Interbank Offered Rate.

MOODY'S is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

FITCH is Fitch Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch or Duff 1 by Duff & Phelps.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the 'SECURITIES ACT').

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

13



                           DESCRIPTION OF THE FUNDS
_______________________________________________________________________________

Except as noted, (i) the Funds' investment objectives are 'fundamental' and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES U.S. GOVERNMENT FUNDS
The U.S. Government Funds are diversified investment companies that have been designed to offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
Alliance Short-Term U.S. Government Fund ('Short-Term U.S. Government') seeks high current income consistent with preservation of capital by investing primarily in a portfolio of U.S. Government securities. Under normal circumstances, the Fund maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. The Fund's investment objective is not fundamental.

In addition to investing in U.S. Government securities, the Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they generally involve higher levels of credit risk than do U.S. Government securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as interest rates change. The Fund will not be obligated to dispose of any security whose credit quality falls below high quality.

The Fund may also (i) invest in certain SMRS, (ii) invest in variable, floating and inverse floating rate instruments, (iii) make short sales 'against the box,' (iv) enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) enter into reverse repurchase agreements, (vi) purchase and sell futures contracts for hedging purposes, (vii) purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income, (viii) make secured loans of portfolio securities, (ix) enter into repurchase agreements, and (x) purchase securities for future delivery. The Fund may not invest more than 5% of its total assets in securities the disposition of which is restricted under Federal securities laws (excluding, to the extent permitted by applicable law, Rule 144A securities). For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

U.S. GOVERNMENT PORTFOLIO
U.S. Government Portfolio ('U.S. Government') seeks as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, the Fund pursues its objective by investing solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government. These include U.S. Treasury securities, including zero coupon Treasury securities, and GNMA certificates, including certain SMRS and variable and floating rate instruments. The average weighted maturity of the Fund's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. For additional information on the use, risks and cost of these practices, see 'Additional Investment Practices.' The Fund's investment objective is not fundamental.

Counsel to the Fund has advised the Fund that, in their view, shares of the Fund are a legal investment for, among other investors, (i) savings and loan associations and commercial banks chartered under the laws of the United States, (ii) savings and loan associations chartered under the laws of Alabama, Arizona, Arkansas, Colorado, Connecticut, Delaware, Illinois, Louisiana, Maine, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, Oklahoma, Pennsylvania, Tennessee, Utah, Washington and Wyoming, (iii) credit unions chartered under the laws of Alaska*, California, Florida*, Maine, Nevada, New York, Ohio and Utah and (iv) commercial banks chartered under the laws of Alabama, Alaska, Arizona, California, Colorado, Connecticut, Delaware, Idaho, Indiana, Kentucky, Louisiana, Maine, Maryland, Michigan, Minnesota, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Dakota, Ohio, Oregon, Rhode Island, Tennessee, Texas, Washington and West Virginia. Institutions in the asterisked(*) states should obtain prior state regulatory approval before investing in shares of the Fund. In addition, the Fund believes that it is currently a legal investment for savings and loan associations, credit unions and commercial banks chartered under the laws of certain other states.

MORTGAGE FUNDS
The Mortgage Funds are diversified investment companies that have been designed to offer investors high current income from investment in mortgage-related securities.

ALLIANCE MORTGAGE STRATEGY TRUST
Alliance Mortgage Strategy Trust, Inc. ('Mortgage Strategy') seeks the highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of mortgage-related securities of the highest quality. As a matter of fundamental policy the Fund normally has at least 65% of the value of its total assets invested in mortgage-related securities. The Fund will purchase only those mortgage-related securities that are triple-A securities or U.S. Government securities. The Fund's portfolio is structured to achieve low volatility of net asset value approximating that of a portfolio investing exclusively in two-year U.S. Treasury securities. The Fund invests primarily in ARMS and fixed-rate


14



mortgage securities and is designed to provide a more consistent and less volatile net asset value than that characteristic of a mutual fund investing primarily in fixed-rate mortgage securities and a higher yield than that of a mutual fund investing in ARMS.

The Fund believes that because of the nature of its assets, it is not exposed to any material risk of loss as a result of default on its portfolio securities. The Fund is, however, exposed to the risk that the prices of such securities will fluctuate, in some cases significantly, as interest rates change.

Mortgage-related securities in which the Fund may invest include (i) pass-through mortgage-related securities, including pass-through securities backed by ARMS and issued by GNMA, FNMA, FHLMC and by private organizations,
(ii) CMOs and multi-class pass-through securities, including floating rate CMOs that are ARMS, (iii) SMRS, (iv) high coupon fixed-rate mortgage securities, and
(v) foreign mortgage-related securities. For a description of these mortgage-related securities, see 'Additional Investment Practices-Mortgage-Related Securities.' The Fund expects that new types of ARMS, other mortgage-related securities, asset-backed securities and other securities in which the Fund may invest will be developed from time to time and will consider investing in such new types of securities.

The Fund may invest up to 35% of its total assets in (i) triple-A asset-backed securities, (ii) non-mortgage-related U.S. Government securities, including certain zero coupon Treasury securities, (iii) Treasury securities issued by private corporate issuers, (iv) qualifying bank deposits, (v) prime commercial paper or, if not rated, issued by companies which have outstanding triple-A debt issues and (vi) triple-A debt securities secured by mortgages on commercial real estate or residential rental properties.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts, (ii) enter into forward commitments for the purchase or sale of securities, (iii) enter into interest rate swaps, caps and floors, (iv) invest in Eurodollar instruments, (v) purchase and write put and call options on foreign currencies, (vi) invest in variable, floating and inverse floating rate instruments, (vii) enter into repurchase agreements pertaining to the types of securities in which it invests, (viii) use reverse repurchase agreements and dollar rolls and (ix) make secured loans of its portfolio securities. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

ALLIANCE MORTGAGE SECURITIES INCOME FUND
Alliance Mortgage Securities Income Fund, Inc. ('Mortgage Securities Income') seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities, including CMOs, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in such new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. See 'Risk Considerations-Securities Ratings' and '-Investment in Lower-Rated Fixed-Income Securities.' The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund may invest up to 35% of the value of its total assets in (i) U.S. Government securities, (ii) qualifying bank deposits, (iii) prime commercial paper or, if not rated, issued by companies which have an outstanding high quality debt issue, (iv) high grade debt securities secured by mortgages on commercial real estate or residential rental properties, and (v) high grade asset-backed securities.

The Fund may also (i) invest in repurchase agreements pertaining to the types of securities in which it invests, (ii) enter into forward commitments for the purchase or sale of securities, (iii) purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest for hedging purposes, (iv) enter into interest rate swaps, caps and floors, (v) enter into interest rate futures contracts, (vi) invest in variable floating and inverse floating rate instruments, and (vii) lend portfolio securities. The Fund will not invest in illiquid securities if, as a result, more than 10% of its total assets would be illiquid. For additional information on the use, risk and costs of these practices, see 'Additional Investment Practices.'

MULTI-MARKET FUNDS
The Multi-Market Funds are non-diversified investment companies that have been designed to offer investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

ALLIANCE WORLD INCOME TRUST
ALLIANCE SHORT-TERM MULTI-MARKET TRUST
ALLIANCE MULTI-MARKET STRATEGY TRUST
Alliance World Income Trust, Inc. ('World Income'), Alliance Short-Term Multi-Market Trust, Inc. ('Short-Term Multi-Market') and Alliance Multi-Market Strategy Trust, Inc. ('Multi-Market Strategy') each seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining maturities of not more than, with respect to WORLD INCOME, one year, with respect to SHORT-TERM MULTI-MARKET, three years, and with respect to MULTI-MARKET STRATEGY, five years. Each Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Multi-


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Market Funds seek investment opportunities in foreign, as well as domestic, securities markets. WORLD INCOME, which is not a money market fund, will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. SHORT-TERM MULTI-MARKET will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies but will invest at least 25% of its net assets in U.S. Dollar-denominated securities. MULTI-MARKET STRATEGY normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies.

In pursuing their investment objectives, the Multi-Market Funds seek to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of these Funds' portfolios consists of money market instruments. Alliance actively manages the Multi-Market Funds' portfolios in accordance with a multi-market investment strategy, allocating a Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts each Multi-Market Fund's exposure to each currency such that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. None of the Multi-Market Funds invests more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including 'cross-hedges' (see 'Additional Investment Practices-Forward Foreign Currency Exchange Contracts'), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to a Fund than a contract to sell the currency in which the position being hedged is denominated. It is Alliance's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if Alliance is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.

Each Multi-Market Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ('ECU'), French Franc, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark.

An issuer of debt securities purchased by a Multi-Market Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Funds may purchase debt securities (sometimes referred to as 'linked' securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency. In this regard, as of the date of this Prospectus each Fund has invested in U.S. Dollar denominated securities issued by Mexican issuers and/or Peso-linked securities. The value of these investments may fluctuate inversely in correlation with changes in the Peso-Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix B and each Multi-Market Fund's Statement of Additional Information.

Each Multi-Market Fund may invest in debt securities denominated in the ECU, which is a 'basket' consisting of specified amounts of the currencies of certain of the member states of the European Union, a twelve-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

Each Multi-Market Fund may invest in debt securities issued by supranational organizations including the World Bank, which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Each Multi-Market Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality, and WORLD INCOME will invest 65% (and normally substantially all) of its total assets in high quality income-producing debt securities. Accordingly, the Multi-Market Funds' portfolio securities will consist of (i) U.S. Government securities, (ii) high quality foreign government securities, (iii) obligations issued by supranational entities and corporate debt securities having a triple-A rating, with respect to WORLD INCOME, or a high quality rating, with respect to SHORT-TERM


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MULTI-MARKET and MULTI-MARKET STRATEGY, (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $1 billion, with respect to WORLD INCOME, or $500 million, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, and determined by Alliance to be of high quality, and (v) prime commercial paper or, if not rated, determined by Alliance to be of equivalent quality and issued by U.S. or foreign companies having outstanding: in the case of WORLD INCOME, triple-A rated debt securities; in the case of MULTI-MARKET STRATEGY, high quality debt securities; and in the case of SHORT-TERM MULTI-MARKET, high grade debt securities.

As a matter of fundamental policy, each Multi-Market Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-banks) in accordance with the policies set forth with respect to the Funds in 'Additional Investment Practices-Repurchase Agreements.' See 'Risk Considerations-Investment in the Banking Industry.'

Each Multi-Market Fund may also (i) invest in indexed commercial paper, (ii) enter into futures contracts and purchase and write options on futures contracts, (iii) purchase and write put and call options on foreign currencies,
(iv) purchase or sell forward foreign currency exchange contracts, (v) with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, enter into interest rate swaps, caps and floors, (vi) invest in variable, floating and inverse floating rate instruments, (vii) make secured loans of its portfolio securities, and (viii) enter into repurchase agreements. A Multi-Market Fund will not invest in illiquid securities if as a result more than 10% of its assets would be so invested. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.' MULTI-MARKET STRATEGY maintains borrowings of approximately 25% of its total assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

GLOBAL BOND FUNDS
The Global Bond Funds are non-diversified investment companies that have been designed to offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
Alliance North American Government Income Trust, Inc. ('North American Government Income') seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ('Government securities'). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ('Argentine Government securities'). The Fund expects that it will not retain a debt security which is down-graded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, under which the Fund, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, Appendix B and the Fund's Statement of Additional Information with respect to the current economic crisis and Peso devaluation in Mexico.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. The Fund invests at least, and normally substantially more than, 65% of its total assets in Government securities. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in Argentine Government securities. The Fund will normally invest at least 65% of its total assets in income-producing securities. For a general description of Canada, Mexico and Argentina, see Appendix B and the Fund's Statement of Additional Information.

Canadian Government securities include the sovereign debt of


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Canada or any of its provinces and Government of Canada bonds and Government of Canada Treasury bills. Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with maturities ranging from one to 25 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Canadian Government securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee is an unconditional obligation of the Government of Canada in most circumstances (similar to that of GNMA in the United States).

Mexican Government securities denominated and payable in the Mexican Peso include (i) Cetes, which are book-entry securities sold directly by the Mexican Government on a discount basis and with maturities that range from seven to 364 days, (ii) Bonds, which are long-term development bonds issued directly by the Mexican Government with a minimum term of 364 days, and (iii) Ajustabonos, which are adjustable-rate bonds with a minimum three-year term issued directly by the Mexican Government with the face amount adjusted each quarter by the quarterly inflation rate.

The Fund may invest up to 25% of its total assets in Argentine Government securities that are denominated and payable in the Argentine Peso. Argentine Government securities include (i) Bono de Inversion y Crecimiento ('BIC'), which are investment and growth bonds issued directly by the Argentine Government with maturities of up to ten years, (ii) Bono de ConsolidaciOn EconOmica ('BOCON'), which are economic consolidation bonds issued directly by the Argentine Government with maturities of up to ten years and (iii) Bono de Credito a la Exportacion ('BOCREX'), which are export credit bonds issued directly by the Argentine government with maturities of up to four years. To date, Argentine Government securities are not rated by either S&P, Moody's, Duff & Phelps or Fitch. Alliance, however, believes, that there are Argentine Government securities that are of investment grade quality.

The fund may also (i) enter into futures contracts and purchase and write options on futures contracts for hedging purposes, (ii) purchase and write put and call options on foreign currencies, (iii) purchase or sell forward foreign currency exchange contracts, (iv) write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) invest in variable, floating and inverse floating rate instruments, (viii) make secured loans of its portfolio securities, and (ix) enter into repurchase agreements. The Fund will not invest in illiquid securities if as a result 10% of its net assets would be so invested. For additional information on the use, risks and costs of these practice, see 'Additional Investment Practices.' The Fund also maintains borrowings of approximately one-third of the Fund's total assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
Alliance Global Dollar Government Fund, Inc. ('Global Dollar Government') seeks primarily a high level of current income, and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations of a type customarily referred to as 'Brady Bonds' that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon U.S. Government securities ('collateralized Brady Bonds'). See 'Additional Investment Practices-Brady Bonds.' The Fund may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. See 'Risk Considerations-U.S. Corporate Fixed-Income Securities.' The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. For a description of bond ratings, see Appendix A.


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The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. As of August 31, 1995, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were ____% in A and above, ____% in Baa or BBB, ____% in Ba or BB, ____% in B, ____% in Caa or CCC, and ____% in non-rated. See 'Risk Considerations-Securities Ratings,' '-Investment in Fixed-Income Securities Rated Baa and BBB,' '-Investment in Lower-Rated Fixed-Income Securities' and Appendix A.

With respect to its investments in sovereign debt obligations and non-U.S. corporate fixed-income securities, the Fund will emphasize investments in countries that are considered at the time of purchase to be emerging or developing countries by the World Bank. A substantial part of the Fund's initial investment focus is expected to be in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines and Venezuela because these countries are now, or are expected by Alliance at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. See Appendix A to the Fund's Statement of Additional Information for information about those six countries. Alliance anticipates that other countries that will provide initial investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See 'Additional Investment Practices-Brady Bonds.'

The Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines or Venezuela, each of which is an emerging market country, and the Fund will limit investments in the sovereign debt obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Fund expects that it will not invest more than 10% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country and is not required to invest any minimum amount of its assets in the securities or obligations of issuers located in any particular country.

A substantial portion of the Fund's investments will be in (i) securities which were initially issued at discounts from their face values ('Discount Obligations') and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of 'original issue discount' previously accrued thereon, i.e., purchased at a 'market discount.'

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans, (iii) invest in other investment companies, (iv) invest in warrants, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) make secured loans of its portfolio securities, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) enter into standby commitment agreements, (xi) make short sales of securities or maintain a short position, (xii) write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes, (xiii) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest, and (xiv) invest in variable, floating and inverse floating rate instruments. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in U.S. Dollar-denominated money market instruments. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.' While the Fund does not currently intend to do so, it reserves the right to borrow an amount not to exceed one-third of the Fund's assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

CORPORATE BOND FUND
CORPORATE BOND PORTFOLIO
Corporate Bond Portfolio ('Corporate Bond') is a diversified investment company that seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the shareholders. Although the Fund also follows a policy of maintaining at least 65% of its total assets invested in corporate bonds, it is permitted to invest in securities of non-corporate issuers.

There is no minimum rating requirement applicable to the Fund's investments in fixed-income securities, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered


19



investment grade or higher. The remainder of the Fund's assets may be invested in lower-rated fixed-income securities. See 'Risk Considerations-Securities Ratings,' '-Investment in Fixed-Income Securities Rated Baa and BBB,' '-Investment in Lower-Rated Fixed-Income Securities' and Appendix A. During the fiscal year ended June 30, 1995, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were ____% in A and above, ____% in Baa or BBB, ____% in Ba or BB, and ____% in
B. The Fund did not invest in securities rated below B by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.

The Fund has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Fund plans to vary the proportions of its holdings of long-and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Fund's investments will be income producing. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate fixed-income securities and sovereign debt obligations. Not more than 15% of the Fund's total assets may be invested in these other sovereign debt obligations, which may be lower rated and considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans, (iii) for hedging purposes, purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest, (iv) for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) invest in variable, floating and inverse floating rate instruments, (vi) invest in zero coupon and pay-in-kind securities, and (vii) invest in CMOs and multi-class pass-through. As a matter of fundamental policy, the Fund will not purchase illiquid securities. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

ADDITIONAL INVESTMENT PRACTICES
Some or all of the Funds may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

DERIVATIVES. The Funds may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Alliance is not an aggressive user of derivatives with respect to any of the Funds. However, a Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions. The MULTI-MARKET FUNDS in particular generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments-options, futures, forwards and swaps-from which virtually any type of derivative transaction can be created.

 . OPTIONS-An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option)


20



the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 . FUTURES-A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . FORWARDS-A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

 . SWAPS-A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the 'notional' principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as 'structured securities.' An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See 'Indexed Commercial Paper' and 'Structured Securities' below. The term 'derivative' is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under 'Mortgage-Related Securities' and 'Other Asset-Backed Securities.'

While the judicious use of derivatives by highly experienced investment managers such as Alliance can be quite beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

 . MARKET RISK-This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

 . MANAGEMENT RISK-Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

 . CREDIT RISK-This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a 'counterparty') to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . LIQUIDITY RISK-Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . LEVERAGE RISK-Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 .  OTHER RISKS-Other risks in using derivatives include the risk


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of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. Following is a description of specific derivatives currently used by one or more of the Funds.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is 'covered' if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Fund could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as 'cross-hedging.' A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND generally purchase or write privately negotiated options on securities. A Fund that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See 'Illiquid Securities' below. Neither MORTGAGE SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by such Fund would exceed 2% of the Fund's total assets. Nor will either such Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated portfolio securities and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants for debt securities or for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets


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of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except with respect to SHORT-TERM U.S. GOVERNMENT, will be used only for hedging purposes.

MORTGAGE STRATEGY, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. Nor will MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY or NORTH AMERICAN GOVERNMENT INCOME do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME will not enter into (i) any futures contract other than one on fixed-income securities or based on interest rates, (ii) any futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets, or (iii) options on futures contracts.

EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. MORTGAGE STRATEGY intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which the Fund invests are linked).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund that purchases or sells forward contracts on foreign currencies ('forward contracts') attempts to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to 'lock in' the U.S. Dollar price of the security ('transaction hedge'). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ('position hedge'). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ('cross-hedge').

FORWARD COMMITMENTS. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a 'when-issued' basis or purchases or sales on a 'delayed delivery' basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a 'when, as and if issued' trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by MORTGAGE STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL DOLLAR GOVERNMENT if, as a result, the Fund's aggregate


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forward commitments under such transactions would be more than 30% of its total assets.

A Fund's right to receive or deliver a security under a forwaPrd commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). Each Fund that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or 'notional') amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME may enter into interest rate swaps involving payments to the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Each of SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has outstanding high quality debt securities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. The Funds will not enter into standby commitments with a remaining term in excess of 45 days and will limit their investments in such commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their respective assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in such commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will


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purchase such commercial paper for hedging purposes only, not for speculation.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities issued by GNMA are backed by the full faith and credit of the United States; those issued by FNMA and FHLMC are not so backed. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

One type of mortgage-related security is of the 'pass-through' variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as 'modified pass-through' securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages. Another form of mortgage-related security is a 'pay-through' security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.

Collateralized mortgage obligations (CMOs) are the predominant type of 'pay-through' mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float", at a specified increment over an index such as LIBOR. Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as adjustable-rate mortgage securities (ARMS), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by adjustable-rate mortgages or fixed-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets, while the other class of securities, principal-only securities (POs), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the


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decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and early payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

MORTGAGE STRATEGY may invest up to 15% of the value of its total assets in mortgage-related securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers, provided that such foreign mortgage-related securities are triple-A rated. The percentage of MORTGAGE STRATEGY'S assets invested in foreign mortgage-related securities will vary and its portfolio of foreign mortgage-related securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. See 'Risk Considerations-Foreign Investment.'

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include:

(i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable


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every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months);

(ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and

(iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs.

The maturities of the U.S. Government securities listed in paragraphs (i) and
(ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates. For information regarding GNMA, FNMA and FHLMC certificates and CMOs, see 'Mortgage-Related Securities' above.

U.S. Government securities also include zero coupon securities and principal-only securities and certain SMRS. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. See 'Mortgage-Related Securities' above and 'Zero Coupon and Principal-Only Securities' below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of a Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and 'lock in' a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ('stripped') the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government securities. The Funds disagree with the staff's position but will not treat such securities as U.S. Government securities until final resolution of the issue.

Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. Each Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see 'Dividends, Distributions and Taxes-Zero Coupon Treasury Securities' in the Statement of Additional Information of each Fund that is permitted to invest in such securities.

CORPORATE BOND may also invest in 'pay-in-kind' debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.


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VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A 'variable' interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a 'floating' interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or 'cap.' The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and CORPORATE BOND may invest without limit, in these types of structured securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT, or foreign government securities, with respect to CORPORATE BOND, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, such securities can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

GLOBAL DOLLAR GOVERNMENT may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments. The government that is the borrower on the loan will be considered by a Fund to be the issuer of a loan participation or assignment for purposes of its fundamental investment policy that it may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.


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U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the 'residual risk'). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of these risks, see 'Risk Considerations-Investment in Lower-Rated Fixed-Income Securities.'

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, it is not to be delivered upon consummation of the sale. A short sale is 'against the box' if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by a Fund. See 'Dividends, Distributions and Taxes' in the relevant Fund's Statement of Additional Information.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining 'overnight' flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Fund's ability to enter into repurchase agreements, except that SHORT-TERM U.S. GOVERNMENT may enter into repurchase agreements on not more than 25% of its total assets. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York), although MORTGAGE STRATEGY, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT currently enter into repurchase agreements only with their custodians and such primary dealers.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the


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portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, MORTGAGE STRATEGY does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). See 'Risk Considerations-Effects of Borrowing.'

LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 25%, with respect to SHORT-TERM U.S. GOVERNMENT, and 20%, with respect to each of MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT, of its total assets, nor will a Fund lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

ILLIQUID SECURITIES. Subject to any more restrictive applicable investment policies, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Fund's Rule 144A portfolio securities under the supervision of the Directors of that Fund. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the practices described above.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities.


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These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities in which a Fund may invest while in a temporary defensive position, see the Fund's Statement of Additional Information.

PORTFOLIO TURNOVER. Portfolio turnover rates are set forth under 'Financial Highlights.' These rates of portfolio turnover are greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See 'Dividends, Distributions and Taxes' in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

SHORT-TERM U.S. GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction, or (ii) invest 25% or more of its total assets in the securities of any one industry.

U.S. GOVERNMENT may not (i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made, (ii) make loans to other persons, (iii) effect a short sale of any security, (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or (v) write, purchase or sell puts, calls or combinations thereof.

MORTGAGE STRATEGY may not (i) invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations, (ii) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities, (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's total assets, and (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MORTGAGE SECURITIES INCOME may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation, (ii) invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities,
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets to secure borrowings for temporary or emergency purposes and except as provided in (vi) below, provided, however, that this limitation does not apply to deposits made in connection with the entering into and holding of interest rate futures contracts, (v) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or other illiquid investments and repurchase agreements maturing in more than seven days, or (vi) lend its portfolio securities if immediately after such a loan more than 20% of the value of the Fund's total assets would be subject to such loans.

WORLD INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


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SHORT-TERM MULTI-MARKET may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MULTI-MARKET STRATEGY may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

NORTH AMERICAN GOVERNMENT INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

GLOBAL DOLLAR GOVERNMENT may not (i) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that this restriction does not apply to U.S. Government securities, (ii) purchase more than 10% of any class of the voting securities of any one issuer, (iii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of the total outstanding voting stock of any investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more investment companies.

CORPORATE BOND may not (i) invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS
FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities generally rise. Conversely, during periods of rising interest rates, the values of a Fund's securities generally decline.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to


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delays and related administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

WORLD INCOME may invest a portion of its net assets in securities denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See 'Additional Investment Practices' above.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.


33



By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Fund will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

The Fund is permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Fund's investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return than if a Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by either MULTI-MARKET STRATEGY or NORTH


34



AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, either Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Either Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is 'asset coverage,' as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. A Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by Alliance. In the event that a Fund is required to sell portfolio securities in order to make repayments, such sales of portfolio securities could cause the Fund to incur related transaction costs and might cause the Fund to realize gains on securities held for less than three months. Because not more than 30% of a Fund's gross income may be derived from the sale or disposition of stocks and securities held for less than three months to maintain the Fund's tax status as a regulated investment company, such gains would limit the ability of a Fund to sell other securities held for less than three months that a Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund's yield. See 'Dividends, Distributions and Taxes.'

Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT may also borrow to repurchase its shares or to meet redemption requests. In addition, each Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See 'Certain Fundamental Investment Policies.' SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT may also borrow through the use of reverse repurchase agreements, and GLOBAL DOLLAR GOVERNMENT also through the use of dollar rolls to the extent permitted by the 1940 Act. See 'Investment Objectives and Policies-Reverse Repurchase Agreements and Dollar Rolls.'

INVESTMENT IN THE BANKING INDUSTRY. Due to the investment policies of MULTI-MARKET STRATEGY, WORLD INCOME and SHORT-TERM MULTI-MARKET with respect to investments in the banking industry, those Funds will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on each Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular business such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, each Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Funds will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.


35



Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, federally-insured savings and loan associations were required to have divested their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture and continuing restrictions on the ability of such associations to acquire lower-rated securities could have a material adverse effect on the market and prices of such securities.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

NON-RATED SECURITIES. Non-rated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

NON-DIVERSIFIED STATUS. Each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT is a 'non-diversified' investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a 'regulated investment company' for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See 'Dividends, Distributions and Taxes' in each Fund's Statement of Additional Information. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, NORTH AMERICAN GOVERNMENT INCOME will be required to diversify its portfolio of foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.


                        PURCHASE AND SALE OF SHARES
_______________________________________________________________________________

HOW TO BUY SHARES
You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ('AFD'), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Each Fund offers three classes of shares, Class A, Class B and Class C, except that WORLD INCOME offers only one class of


36



shares that you can purchase without any initial sales charge or contingent deferred sales charge ('CDSC').

CLASS A SHARES-INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:


                                    Initial Sales Charge
                                   as % of                    Commission to
                                 Net Amount      as % of     Dealer/Agent as %
Amount Purchased                  Invested   Offering Price  of Offering Price
--------------------------------  ---------  --------------  -----------------
Less than $100,000                   4.44%         4.25%          4.00%
$100,000 to less than $250,000       3.36          3.25           3.00
$250,000 to less than $500,000       2.30          2.25           2.00
$500,000 to less than $1,000,000     1.78          1.75           1.50


On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a CDSC equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

CLASS B SHARES-DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within three years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.


     Year Since Purchase      CDSC
     -----------------------------
     First                    3.0%
     Second                   2.0%
     Third                    1.0%
     Thereafter               None


Class B shares are subject to higher distribution fees than Class A shares for a period of six years (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CLASS C SHARES-ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares without any initial sales charge or a CDSC. A Fund will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

APPLICATION OF THE CDSC
Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a systematic withdrawal plan. See the Statements of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES
The net asset value of each class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the 'Exchange') is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

GENERAL
The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000. The Funds may refuse any order to purchase shares.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may


37



take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES
You may 'redeem', i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER
A Fund must receive your broker's request before 4:00 p.m. Eastern time for you to receive that day's net asset value (less any applicable CDSC for Class B shares). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

SELLING SHARES DIRECTLY TO A FUND
Send a signed letter of instruction or stock power form to Alliance Fund Services, Inc. ('AFS'), each Fund's registrar, transfer agent and dividend-disbursing agent, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

Alliance Fund Services
P.O. Box 1520
Secaucus, NJ 07096-1520
800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672 by a shareholder who has completed the Subscription Application or an 'Autosell' application obtained from AFS. Telephone redemption requests must be for at least $500 and may not exceed $100,000, and must be made between 9 a.m. and 4 p.m. Eastern time on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record, but only once in any 30-day period and in an amount not exceeding $50,000. Telephone redemption by check is not available for shares purchased within 15 calendar days prior to the redemption request, shares held in nominee or 'street name' accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

GENERAL
The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES
AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES
You may exchange your shares of WORLD INCOME for Class A shares of other Alliance Mutual Funds and shares of most Alliance money market funds. You may exchange your shares of any other Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request.

Class A and Class B shares will continue to age without regard to exchanges for the purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ('original shares'). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


38



                          MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the 'Advisory Agreement') to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors or Trustess of the Fund.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which more than $44 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 105 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

Alliance Capital Management Corporation ('ACMC'), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ('Equitable'), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under 'Management of the Fund.'

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.


                                                       Principal occupation
                       Employee; time period;            during the past
Fund                     title with ACMC                   five years
-------------------------------------------------------------------------------

Short-Term             Patricia J. Young since 1995    Associated with
Government             -Senior Vice President          Alliance since
                                                       March 1992;
                                                       prior thereto, a
                                                       managing director
                                                       and portfolio
                                                       manager for
                                                       Hyperion Capital
                                                       since March
                                                       1991 and a
                                                       managing director
                                                       with Fischer, Francis,
                                                       Trees & Watts

                       Paul A. Ullman                  Associated with
                       since 1995                      Alliance since
                                                       March 1992; prior
                                                       thereto, a director and
                                                       portfolio manager for
                                                       Hyperion Capital since
                                                       July 1990 and a
                                                       Vice President at
                                                       Salomon Brothers Inc.

U.S. Government        Wayne D. Lyski since 1983       Associated with
                       -Executive Vice President       Alliance

                       Paul J. DeNoon since            Associated with Alliance
                       January 1992-                   since January 1992;
                       Vice President                  prior thereto, a
                                                       Vice President at
                                                       Manufacturers
                                                       Hanover Trust

Mortgage Strategy      Patricia J. Young since         (see above)
                       inception-(see above)

                       Paul A. Ullman                  (see ablve)
                       since inception-
                       (see above)

Mortgage Securities    Patricia J. Young               (see above)
                       March 1992-(see above)

World Income           Douglas J. Peebles since        Associated with
                       inception-Vice President        Alliance

Short-Term             Douglas J. Peebles since        (see above)
Multi-Market           1995-(see above)

Multi-Market Strategy  Douglas J. Peebles since        (see above)
                       inception-(see above)

North American         Wayne D. Lyski since            (see above)
Government Income      inception-(see above)

Global Dollar          Wayne D. Lyski since            (see above)
Government             inception -(see above)

Corporate Bond         Wayne D. Lyski since            (see above)
                       1987-(see above)
                       Paul J. DeNoon since            (see above)
                       January 1992-(see above)


DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more 'Rule 12b-1 plans' (for each Fund, a 'Plan') and has entered into a Distribution Services Agreement (the 'Agreement') with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed for each Fund other than WORLD INCOME an annual rate of .30% (.50% with respect to SHORT-TERM U.S. GOVERNMENT) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, and for WORLD INCOME may not exceed an annual rate of .90% of the Fund's aggregate average daily net


39


assets, for distribution expenses. The Trustees of SHORT-TERM U.S. GOVERNMENT currently limit payments with respect to Class A shares under the Plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to, with respect to each Fund other than WORLD INCOME, .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, and, with respect to WORLD INCOME, .90%, annualized, of the assets maintained in a Fund by their customers. Distribution services fees received from WORLD INCOME and the other Funds, except SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan is in effect. Since AFD's compensation under the Plan of SHORT-TERM U.S. GOVERNMENT is not directly tied to its expenses incurred, the amount of compensation received by it during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except SHORT-TERM U.S. GOVERNMENT), were, as of that time, as follows:


                                   Amount of Unreimbursed Distribution Expenses
                                             (as % of Net Assets of Class)
                          ------------------------------------------------------
                                         Class B                  Class C
--------------------------------------------------------------------------------
Short-Term U.S. Government          $   348,789 (5.47%)      $  500,617  (9.67%)
U.S. Government                     $13,511,108 (1.74%)      $2,224,264  (1.22%)
Mortgage Strategy.                  $ 1,042,848  (.76%)      $1,875,176  (1.32%)
Mortgage Securities Income          $16,372,116 (1.78%)      $1,459,018  (2.50%)
Short-Term Multi-Market             $12,115,694 (1.20%)      $  798,673  (9.82%)
Multi-Market Strategy               $ 7,254,301 (3.10%)      $  286,168 (22.90%)
North American Government Income    $29,558,594 (1.80%)      $2,355,558   (.64%)
Global Dollar Government            $ 1,832,297 (2.94%)      $  174,111  (1.86%)
Corporate Bond                      $ 5,476,418 (2.27%)      $  607,167  (1.19%)


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Fund will be declared on each Fund business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Fund pays dividends on its shares after the close of business on the 20th


40



day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested in additional shares without charge.

If you receive an income dividend or capital gains distribution in cash you may, within 30 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.
If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to 'pass through' to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES
Each Fund intends to qualify to be taxed as a 'regulated investment company' under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends from certain Funds may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and CORPORATE BOND are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to


41



suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.


                             GENERAL INFORMATION
_______________________________________________________________________________

PORTFOLIO TRANSACTIONS
Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION
Each of the following Funds is a Maryland corporation organized in the year indicated: U.S. GOVERNMENT PORTFOLIO and CORPORATE BOND PORTFOLIO (each a series of Alliance Bond Fund, Inc.) (1973), ALLIANCE MORTGAGE STRATEGY TRUST, INC. (1992), ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC. (1983), ALLIANCE WORLD INCOME TRUST, INC. (1990), ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
(1989), ALLIANCE MULTI-MARKET STRATEGY TRUST, INC. (1991), ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. (1992) and ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC. (1993). Prior to January 4, 1993, CORPORATE BOND PORTFOLIO was known as Monthly Income Portfolio. ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND is a series of The Alliance Portfolios, a Massachusetts business trust that was organized in 1987. Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and SHORT-TERM U.S. GOVERNMENT was known as The Equitable Short-Term U.S. Government Fund.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME
On July 25, 1995; a Consolidated and Supplemental Class Action Complaint ('Complaint') styled IN RE ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION was filed in the United States District Court for the Southern District of New York against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated, a parent of Alliance, certain officers of the Fund, certain current and former directors of the Fund, certain current and former officers of ACMC and certain directors of ACMC; alleging violations of federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint seeks certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. The Complaint alleges that as of the date of the Complaint, the Fund's losses exceeded $750,000,000. The Complaint seeks as relief unspecified damages, costs and attorneys' fees.

The principal allegations of the Complaint are that upon the advice of Alliance the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders.
On September 26, 1995, defendants jointly filed a motion to dismiss the Complaint in its entirety. The Fund and Alliance believe that the allegations in the Complaint are without merit and intend to vigorously defend against these claims.


42



REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to Class B shares will be higher than the transfer agency fee with respect to Class A shares or Class C shares.

PRINCIPAL UNDERWRITER
AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION
From time to time, the Funds advertise their 'yield' and 'total return,' which are computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Fund may also state in sales literature an 'actual distribution rate' for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid. A Fund will include performance data for each class of its shares in any advertisement or sales literature using performance data of that Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.



43


APPENDIX A:

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating-When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note-Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation A-1 and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


A-1


CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR-Not rated.

DUFF & PHELPS CREDIT RATING CO.
AAA-Highest claims paying ability. Risk factors are negligible.

AA+, AA, AA-Very high claims paying ability. Protection factors are strong. Risk is modest, but may vary slightly over time due to economic and/or underwriting conditions.

A+, A, A--High claims paying ability. Protection factors are average and there is an expectation of variability in risk over time due to economic and/or underwriting conditions.

BBB+, BBB, BBB--Adequate claims paying ability. Protection factors are adequate. There is considerable variability in risk over time due to economic and/or underwriting conditions.

BB+, BB, BB--Uncertain claims paying ability and less than investment-grade quality. However, the company is deemed likely to meet these obligations when due. Protection factors will vary widely with changes in economic and/or underwriting conditions.

B+, B, B--Possessing risk that policy holder and contract-holder obligations will not be paid when due. Protection factors will vary widely with changes in economic and/or underwriting conditions or company fortunes.

CCC-There is substantial risk that policy holder and contract holder obligations will not be paid when due. Company has been or is likely to be placed under state insurance department supervision.

DD-Company is under an order of liquidation.

FITCH INVESTORS SERVICE, INC.
AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)-Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories. NR-Indicates that Fitch does not rate the specific issue.


A-2



APPENDIX B:

GENERAL INFORMATION ABOUT CANADA, MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT CANADA
Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. During the last several years, Canada has experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. dollar, decreasing in value compared to the U.S. Dollar by approximately 25% from October 1991. From January 31, 1995, through September 29, 1995, the Canadian Dollar increased in value by approximately 5%.
The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES
The United Mexican States ('Mexico') is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

While in recent years the Mexican economy has experienced improvement in a number of areas, including five consecutive years of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit, beginning in 1994, Mexico has experienced an economic crisis that led to the devaluation of the Peso in December 1994. Much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives initiated by the Mexican government over the past decade, which seek to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. The recent adoption by Canada, the United States and Mexico of the North American Free Trade Agreement could also contribute to the growth of the Mexican economy.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic programs; and a new social accord among the government, business and labor sectors of the country was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

While the Mexican economy has stabilized, it is still in a recession and suffers from high inflation and high interest rates. Mexico's economy may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions.


There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December


B-1


1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 20, 1994, the Mexican government announced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican Peso. On December 22, 1994, the Mexican government announced that it would not continue with the policy announced two days earlier and would instead permit the Peso to float against other currencies, resulting in a continued decline against the U.S. Dollar.

In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
The Republic of Argentina ('Argentina') consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since the 1930's and has ruled the country for 22 of the past 62 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the current announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The Economy Minister's plan represented a pronounced departure from its predecessors in calling for raised revenues, reduced expenditures and a reduced public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed.
As a result of the economic stabilization reforms, gross domestic product has increased and inflation has decreased.

Significant progress was also made in 1992 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium terms and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and continue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by foreign exchange reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and there can be no assurance that future rates of exchange can be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. On September 8, 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE 'GENERAL INFORMATION-ORGANIZATION.'

B-2



                     ALLIANCE SUBSCRIPTION APPLICATION
_______________________________________________________________________________

                            ALLIANCE BOND FUNDS

 SHORT-TERM U.S. GOVERNMENT FUND           SHORT-TERM MULTI-MARKET TRUST
    U.S. GOVERNMENT PORTFOLIO               MULTI-MARKET STRATEGY TRUST
     MORTGAGE STRATEGY TRUST           NORTH AMERICAN GOVERNMENT INCOME TRUST
 MORTGAGE SECURITIES INCOME FUND           GLOBAL DOLLAR GOVERNMENT FUND
        WORLD INCOME TRUST                   CORPORATE BOND PORTFOLIO

                         INFORMATION AND INSTRUCTIONS
_______________________________________________________________________________

TO OPEN YOUR NEW ALLIANCE ACCOUNT
Please complete the application and mail it to:
  Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

SIGNATURES-PLEASE BE SURE TO SIGN THE APPLICATION (SECTION 7)
If shares are registered in the name of:
 .  an individual, the individual should sign.
 .  joint tenants, both should sign.
 .  a custodian for a minor, the custodian should sign.
 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).
 . a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).

REGISTRATION
To ensure proper tax reporting to the IRS:
 . Individuals, Joint Tenants and Gift/Transfer to a Minor:
  - Indicate your name exactly as it appears on your social security card.
 . Trust/Other:
  - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

PLEASE NOTE:
 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

IF WE CAN ASSIST YOU IN ANY WAY, PLEASE DO NOT HESITATE TO CALL US AT:
 1-(800) 221-5672.


2


                          SUBSCRIPTION APPLICATION
_______________________________________________________________________________

                            ALLIANCE BOND FUNDS
             (SEE INSTRUCTIONS AT THE FRONT OF THE APPLICATION)


              1. YOUR ACCOUNT REGISTRATION      (PLEASE PRINT)
_______________________________________________________________________________

[ ] INDIVIDUAL OR JOINT ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Owner's Name  (First Name)           (MI)          (Last Name)

|___|___|___| - |___|___| - |___|___|___|___|
Social Security Number (Required to open account)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Joint Owner's Name* (First Name )    (MI)          (Last Name)

*JOINT TENANTS WITH RIGHT OF SURVIVORSHIP UNLESS OTHERWISE INDICATED

[ ]GIFT/TRANSFER TO A MINOR

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Custodian-One Name Only(First Name)  (MI)          (Last Name)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Minor's (First Name)                 (MI)          (Last Name)

|___|___|___| - |___|___| - |___|___|___|___|
Minor's Social Security Number (Required to open account)

Under the State of_____(Minor's Residence)Uniform Gifts/Transfer to Minor's Act

[ ] TRUST ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trustee

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trust

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trust (cont'd)

|_|_|_|_|_|_|_|_|_|_|_|_|_|
Trust Dated

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Tax ID or Social Security Number (Required to open account)

[ ] OTHER

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Corporation, Partnership or other Entity

|_|_|_|_|_|_|_|_|_|
Tax ID Number

2. ADDRESS

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Street

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                      State        Zip Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
If Non-U.S., Specify Country

|_|_|_| - |_|_|_| - |_|_|_|_|             |_|_|_| - |_|_|_| - |_|_|_|_|
Daytime Phone                             Evening Phone

I am a:  [ ] U.S. Citizen    [ ] Non-Resident Alien
         [ ] Resident Alien  [ ] Other ________________________________________


For Alliance Use Only


3



                             3. INITIAL INVESTMENT
_______________________________________________________________________________

MINIMUM: $250; MAXIMUM: CLASS B ONLY - $250,000; CLASS C ONLY - $5,000,000. MAKE ALL CHECKS PAYABLE TO THE ALLIANCE BOND FUND IN WHICH YOU ARE INVESTING.

I hereby subscribe for shares of the following Alliance Bond Fund(s):

                                               Class B          Class C
                               Class A       (CONTINGENT       (ASSET-
                              (INITIAL        DEFERRED          BASED
                               SALES   DOLLAR   SALES   DOLLAR  SALES    DOLLAR
                              CHARGE)  AMOUNT  CHARGE)  AMOUNT  CHARGE)  AMOUNT
                              -------- ------- -------- ------- -------- ------
[ ]Short-Term U.S. Government [ ] (37)         [ ] (51)         [ ] (337)
[ ]U.S. Government            [ ] (46)         [ ] (76)         [ ] (346)
[ ]Mortgage Strategy          [ ] (88)         [ ] (89)         [ ] (388)
[ ]Mortgage Securities Income [ ] (52)         [ ] (63)         [ ] (352)
[ ]World Income               [ ] (54)         not offered      not offered
[ ]Short-Term Multi-Market    [ ] (70)         [ ] (68)         [ ] (370)
[ ]Multi-Market Strategy      [ ] (22)         [ ] (23)         [ ] (322)
[ ]North American Government  [ ] (55)         [ ] (56)         [ ] (355)
[ ]Global Dollar Government   [ ] (166)        [ ] (266)        [ ] (366)
[ ]Corporate Bond             [ ] (95)         [ ] (295)        [ ] (395)


to be purchased with the enclosed check or draft for $ _______________ + NO CHECKWRITING AVAILABLE ON THESE FUNDS.


                    4. REDUCED CHARGES (CLASS A ONLY)
_______________________________________________________________________________

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please list below any existing accounts to be considered and complete the Right of Accumulation section or the Statement of Intent section.

____________________  _______________  _____________________  _________________
Fund                  Account Number   Fund                   Account Number


A. RIGHT OF ACCUMULATION
[ ] Please link the accounts listed above for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.


B. STATEMENT OF INTENT
[ ] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:
[ ] $100,000       [ ] $250,000       [ ] $500,000       [ ] $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account

___________________  ________________  ___________________  ____________________
Name on Account      Account Number    Name on Account      Account Number


                          5. DISTRIBUTION OPTIONS
_______________________________________________________________________________

IF NO BOX IS CHECKED, ALL DISTRIBUTIONS WILL BE REINVESTED IN ADDITIONAL SHARES OF THE FUND

INCOME DIVIDENDS:(elect one)            [ ] Reinvest dividends
                                        [ ] Pay dividends in cash
                                        [ ] Use Dividend Direction Plan
CAPITAL GAINS DISTRIBUTION:(elect one)  [ ] Reinvest capital gains
                                        [ ] Pay capital gains in cash
                                        [ ] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a PREPRINTED VOIDED CHECK from the bank account you wish to have your dividends deposited into.**

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

_____________________________________  ________________________________________
Name                                   Existing Account No.

SPECIAL DISTRIBUTION INSTRUCTIONS:
        [ ] Please pay my distributions via check and send to the address indicated in Section 2.
        [ ] Please mail my distributions to the person and/or address designated below:

_____________________________________  ________________________________________
Name                                   Address

_____________________________________  ____________________  __________________
City                                   State                 Zip


                          6. SHAREHOLDER OPTIONS
_______________________________________________________________________________

A. AUTOMATIC INVESTMENT PROGRAM (AIP) **
I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a PREPRINTED VOIDED CHECK from the bank account you wish to use. NOTE: If your bank is not a member of the NACHA, your Alliance account will be credited on or about the 20th of each month.

The Fund requires signatures of bank account owners exactly as they appear on bank records.

______________________  _____________  _________________________  _____________
Individual Account      Date           Joint Account              Date

 **YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE ASSOCIATION (NACHA).


4



B. TELEPHONE TRANSACTIONS
You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
Instructions:  .Review the information in the Prospectus about telephone transaction services.
               .Check the box next to the telephone transaction service(s) you desire.
               .If you select the telephone purchase or redemption privilege, you must write 'VOID' across the face of a check from the bank account you wish to use and attach it to this application.

PURCHASES AND REDEMPTIONS VIA EFT**
[ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

The fund requires signatures of bank account owners exactly as they appear on bank records.

_________________________  ______________  ____________________  ______________
Individual Account Owner   Date            Joint Account Owner   Date

TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK
Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per check. This service can be enacted once every 30 days.

[ ] I do NOT elect the telephone exchange service.
[ ] I do NOT elect the telephone redemption by check service.


C. SYSTEMATIC WITHDRAWAL PLAN (SWP) **
In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
 . $10,000 for monthly payments;  . $5,000 for bi-monthly payments;
 . $4,000 for quarterly or less frequent payments

[ ] I authorize this service to begin in ___________, 19____, for the amount of
                                           Month
$_____________($50.00 MINIMUM)

Frequency: (Please select one)  [ ] Monthly                      [ ] Bi-Monthly
                                [ ] Quarterly                    [ ] Annually
                                [ ] In the months circled: JFMAMJJASOND

Please send payments to: (please select one)
[ ] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy.
[ ] My address of record designated in Section 2.
[ ] The payee and address specified below:

______________________________________  _______________________________________
Name of Payee                           Address

______________________________________  ____________________  _________________
City                                    State                 Zip


D. AUTO EXCHANGE
[ ] I authorize Alliance Fund Services, Inc. to initiate a monthly exchange for $__________ ($25.00 minimum) on the _______ day of the month, into the Alliance Fund noted below:

Fund Name: _____________________________________

[ ] Existing account number:____________________       [ ] New account

Shares exchanged will be redeemed at net asset value computed on the date of the month selected. (If the date selected is not a fund business day the transaction will be processed on the next fund business day.) Certificates must remain unissued.


          7. SHAREHOLDER AUTHORIZATION THIS SECTION MUST BE COMPLETED
_______________________________________________________________________________

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor its Investment Adviser, Principal Underwriter, Transfer Agent or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

____________________________________________  _________________________________
Signature                                     Date

____________________________________________  _________________________________
Signature                                     Date


        DEALER/AGENT AUTHORIZATION FOR SELECTED DEALERS OR AGENTS ONLY.
-------------------------------------------------------------------------------
We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.

Dealer/Agent Firm _____________________________________________________________
Authorized Signature __________________________________________________________
Representative First Name _________________MI ________ Last Name ______________
Representative NumberBranch Office Address
City ________________________________ State ________ Zip Code _________________
Branch Number _______________________ Branch Phone (_____)_____________________

** YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE
ASSOCIATION (NACHA).                                             50136GEN-BFApp


5

(LOGO)(R)                    ALLIANCE NORTH AMERICAN
                             GOVERNMENT INCOME TRUST, INC.

Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

               STATEMENT OF ADDITIONAL INFORMATION
           March 1, 1995 (as amended November 1, 1995)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus. A copy of the Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers listed above.

                   TABLE OF CONTENTS                         PAGE

Description of the Fund

Additional Information About Canada, the United
Mexican States and the Republic of Argentina

Management of the Fund

Expenses of the Fund

Purchase of Shares

Redemption and Repurchase of Shares

Shareholder Services

Net Asset Value

Dividends, Distributions and Taxes

Portfolio Transactions

General Information

Report of Independent Auditors and Financial
 Statements

Appendix A (Bond Ratings)                                A-1

Appendix B (Obligations of U.S. Government
  Agencies or Instrumentalities)                         B-1

Appendix C (Futures Contracts and Options on
 Futures Contracts and Foreign Currencies)               C-1

_________________________________________________________________

                     DESCRIPTION OF THE FUND
_________________________________________________________________

    Except as otherwise indicated, the investment policies of Alliance North American Government Income Trust, Inc. (the "Fund") are not designated "fundamental policies" and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE

    The Fund is a non-diversified, open-end management investment company which seeks the highest level of current income, consistent with what Alliance Capital Management L.P. (the "Adviser"), the Fund's investment adviser, considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government Securities"). The Fund seeks high current yields by investing in Government Securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso (including the Mexican New
Peso). Normally, the Fund expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. The Fund is permitted to utilize certain other investment techniques, including options and futures.

    The Adviser believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso notwithstanding the recent economic crisis and Peso devaluation in Mexico. See "Additional Information About Canada, the United Mexican States and the Republic of Argentina--Additional Information about Mexico."

HOW THE FUND PURSUES ITS OBJECTIVE

    The Fund may invest its assets in Government Securities considered investment grade or higher (i.e., securities rated at least BBB by Standard & Poor's Ratings Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if not so rated, of equivalent investment quality as determined by the Adviser.

    See "Additional Investment Considerations--Securities
Ratings," below.  For a description of bond ratings, see
Appendix A.

    The Adviser will actively manage the Fund's assets in relation to market conditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and will adjust the Fund's investments in Government Securities based on its perception of which Government Securities will best enable the Fund to achieve its investment objective of seeking the highest level of current income, consistent with what the Adviser considers to be a prudent investment risk. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

    The Fund will invest at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Fund may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Adviser. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government Securities"). Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing securities (including zero coupon securities and other discount obligations).

    The following investment policies and restrictions supplement, and should be read in conjunction with, the information set forth in the Fund's Prospectus under the heading

"Description of the Fund." The Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940 (the "1940 Act") and may be changed by the Fund's Board of Directors without shareholder approval. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

    U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States, and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities. Some such obligations are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

    U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate.

    See Appendix B for a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

    U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED
SECURITIES--GENERAL. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Fund include, among others, conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage- related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Fund's shares of common stock.

    GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA certificates that the Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

    The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

    The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

    FHLMC SECURITIES.  The Federal Home Loan Mortgage Corporation
("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

    GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

    FNMA SECURITIES.  The Federal National Mortgage Association
("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA.

    FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

    ZERO COUPON TREASURY SECURITIES. U.S. Government Securities in which the Fund may invest also include "zero coupon" Treasury securities, which are U.S. Treasury bills which are issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

    Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. For a discussion of the tax treatment of "zero coupon" Treasury securities see "Taxation--Zero Coupon Securities." Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Fund's categorization of U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities the Fund will not be subject to any limitations on their purchase.

    CANADIAN GOVERNMENT SECURITIES. Canadian Government Securities include the sovereign debt of Canada or any of its Provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan). Canadian Government Securities in which the Fund may invest include government of Canada bonds and government of Canada Treasury bills. The Bank of Canada, acting on behalf of the federal government, is responsible for the distribution of these bonds and Treasury bills. The Bank of Canada offers new issues, as approved by the Government, to specific investment dealers and banks. Government of Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with various maturity dates representing different segments of the yield curve with maturities ranging from one to 25 years. The Bank of Canada usually purchases a pre-determined amount of each issue.

    All Canadian Provinces have outstanding bond issues and several Provinces also guarantee bond issues of Provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies.

    Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government Securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the Provincial bond market.

    Canadian Government Securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program (the "NHA MBS Program") established under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC"), a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage Related Securities in respect of which CMHC may give a guarantee must not exceed C$60 billion.

    NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an "approved issuer". When an approved issuer wishes to issue NHA Mortgage Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

    The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities(the "NHA MBS Certificates"). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related

Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS
Certificates.

    In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

    While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

    MEXICAN GOVERNMENT SECURITIES. The Fund may invest in Mexican Government Securities of investment grade quality. As of the date of this Prospectus, the only Mexican Government Securities denominated in the Mexican Peso that have been rated by either S&P or Moody's are Cetes rated A-1+ by S&P. The Adviser, however, believes that there are other Peso-denominated Mexican Government Securities that are of investment grade quality. Currently there are no Mexican Government Securities denominated in the U.S. Dollar which qualify for investment by the Fund. If qualified investments of this nature appear in the future, the Fund will consider them for investment.

    Mexican Government Securities denominated and payable in the Mexican Peso include: (i) Cetes, which are book-entry securities sold directly by the Mexican government on a discount basis and with maturities that range from seven to 364 days; (ii) Bondes, which are long-term development bonds issued directly by the Mexican government with a minimum term of 364 days; and
(iii) Ajustabonos, which are adjustable bonds with a minimum three-year term issued directly by the Mexican government with the face amount adjusted each quarter by the quarterly inflation rate as of the end of the preceding month.

    ARGENTINE GOVERNMENT SECURITIES.  The Fund may invest up to
25% of its total assets in Argentine Government Securities that are denominated and payable in the Argentine Peso. Argentine

Government Securities include: (i) Bono de Inversion y Crecimiento ("BIC"), which are investment and growth bonds issued directly by the Argentine government with maturities of ten years; (ii) Bono de Consolidacion Economica ("BOCON"), which are economic consolidation bonds issued directly by the Argentine government with maturities of ten years and (iii) Bono de Credito a la Exportacion ("BOCREX"), which are export credit bonds issued directly by the Argentine government with maturities of four years. To date, Argentine Government Securities are not rated by either S&P or Moody's. The Adviser, however, believes that there are Argentine Government Securities that are of investment grade quality.

    GENERAL INFORMATION ABOUT CANADA. Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

    The Canadian economy is based on the free enterprise system with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

    Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. During the last several years, Canada has experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. Dollar decreasing in value compared to the U.S. Dollar by approximately 25% from October 1991. From January 31, 1995 through September 29, 1995, the Canadian Dollar increased in value by approximately 5.0% The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be predicted.

    GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES. The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

    Since 1988 the Mexican economy has experienced gradual improvement in a number of areas, including five consecutive years of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit. The improvements have been reflected in the performance of the Mexican securities market and the reversal of the low and negative rates of growth and capital flight which prevailed in the early 1980's. Much of the improvement in the Mexican economy is attributable to a series of economic policy initiatives initiated by the Mexican government over the past decade, which seek to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. Another factor that may contribute to the growth of the Mexican economy and securities market is Mexico's abundance of natural resources. The recent adoption by Canada, the United States and Mexico of the North American Free Trade Agreement, could also contribute to the growth of the Mexican economy.

    In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

    In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program, and a new social accord among the government, business and labor sectors of the country was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

    While the Mexican economy has stabilized, it is still in a recession and suffers from high inflation and high interest rates. Mexico's economy may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

    In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican
Peso consistently declined against the U.S. Dollar.

    Under economic policy initiatives implemented since December 1987, the Mexican government introduced a schedule of gradual devaluation of the Mexican Peso which initially amounted to an average depreciation of the Mexican Peso against the U.S. Dollar of 1 Mexican Peso per day. The extended initiatives include an adjustment in the scheduled devaluation rate of the Mexican Peso against the U.S. Dollar. On May 28, 1990, the Mexican Peso began devaluing by an average of .80 Mexican Pesos per day instead of one Mexican Peso per day. On November 12, 1990, this average was decreased to .40 Mexican Pesos per day and on November 11, 1991 the daily devaluation rate was lowered to .20 Mexican Pesos per day. On October 21, 1992 the maximum rate at which the Mexican Peso can devalue against the U.S. dollar was increased to .40 Mexican Pesos per day.

    In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to acquire or hold U.S. Dollar-denominated securities or otherwise obtain U.S. Dollars. See "Additional Investment Considerations-Currency Risks."

    GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA. The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

    The military has intervened in the political process on several occasions since the 1930's and has ruled the country for 22 of the past 62 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

    Shortly after taking office in 1989, the country's current
President Menem adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

    In the decade prior to the appointment of Economy Minister Domingo F. Cavallo and the announcement of his new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. Economy Minister Cavallo's plan represented a pronounced departure from its predecessors in calling for raised revenues, reduced expenditures and a reduced public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the framework for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product has increased and inflation has decreased.

    Significant progress was also made in 1992 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and continue the progress to date. Among other things, legislation was recently enacted to reform the social security system, computerized tracking of tax compliance has been implemented and is being further improved and domestic deregulation of economic activities has progressed.

    In 1991, the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by foreign exchange reserves, in an effort to make the Argentine

Peso fully convertible into the U.S. Dollar at a rate of one to one. The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and there can be no assurance that future rates of exchange can be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. On September 8, 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

    The following additional investment policies supplement those set forth above.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities or foreign government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

    The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts.

    The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of
the market value of the total assets of the Fund.   Neither of
these restrictions will be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

    See Appendix C for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

    See Appendix C for further discussion of the use, risks and costs of options on foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

    The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S.

Dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or, when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place cash not available for investment or liquid high-grade Government Securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

    While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge its assets.

    OPTIONS ON U.S. AND FOREIGN GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund intends to write covered put and call options and purchase put and call options on U.S. Government Securities and foreign government securities that are traded on United States and foreign securities exchanges. The Fund also intends to write call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

    The purchaser of an option, upon payment of a premium, obtains, in the case of a put option, the right to deliver to the writer of the option, and, in the case of a call option, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund (i) owns the underlying security covered by the call, (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade Government Securities in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains cash not available for investment or liquid high-grade Government Securities with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    A call option is written for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option (which is not covered) by maintaining in a segregated account with its Custodian cash or liquid high-grade Government Securities in an amount not less than the market value of the underlying security, marked to market daily.

    In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

    The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as discussed in Appendix C. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

    The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities," below.

    See Appendix C for a further discussion of the use, risks and costs of options in U.S. Government and foreign government securities.

    INTEREST RATE TRANSACTIONS. The Fund may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments on a contractually-based principal amount from the party selling such interest rate floor.

    The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain in a segregated account with its Custodian the full amount, accrued daily, of the Fund's obligations with respect to the swap. The Fund will enter into interest rate swap, cap or floor transactions with its Custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding short-term paper rated at least A-1 by S&P or Prime-1 by Moody's or
(ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least AA by S&P or Aa by Moody's. If there is a default by the other party to such a transaction, the Fund will have contractual remedies.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations for which documentation is not as standardized and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors it will maintain in a segregated account with its Custodian cash or liquid securities having an aggregate net asset value at least equal to the full amount, accrued daily, of the Fund's obligations with respect to any caps and floors.

    FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" trade.

    When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, although delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

    The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

    The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in the separate account of the Fund, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the e portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

    GENERAL. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

    The Fund's ability to dispose of its positions in futures contracts, options, interest rate transactions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes."

    LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government Securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

    REPURCHASE AGREEMENTS. The Fund may enter into "repurchase agreements" pertaining to the types of securities in which it may invest with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

    ILLIQUID SECURITIES. The Fund has adopted the following investment policy which may be changed by the vote of the Board of Directors.

    The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    During the coming year, the Fund may invest up to 5% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering."
Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

    Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

    The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security;
(3) the number of other potential purchasers of the security;

(4) the number of dealers undertaking to make a market in the security; (5) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose-of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

    PORTFOLIO TURNOVER. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in the Fund will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Fund's portfolio are replaced four times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" and "General Information-Portfolio Transactions."

    For the fiscal years ended November 30, 1993, November 30,
1994 and the period ended May 31, 1995, the portfolio turnover rates of the securities of the Fund were 254%, 131%, and 60%, respectively.

SPECIAL BORROWING CONSIDERATIONS

    EFFECTS OF BORROWING. The Fund maintains borrowings from banks unaffiliated with the Fund or the Adviser in an amount of money representing approximately one-third of the Fund's total assets less liabilities (other than the amount borrowed). The Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and the Fund expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

    Borrowings by the Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in Government Securities in accordance with the Fund's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investments in Government Securities of non-U.S. issuers will provide the Fund's shareholders with a potentially higher yield.

    Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Fund's shareholders. These include a higher volatility of the net asset value of the Fund's shares of common stock and the relatively greater effect on the net asset value of the shares caused by favorable or adverse changes in currency exchange rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of the Fund's shares.

    PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. In the event of an increase in rates on U.S. Government Securities obligations or other changed market conditions, to the point where the Fund's leverage could adversely affect the Fund's shareholders, as noted above, or in anticipation of such changes, the Fund may increase the percentage of its investment portfolio invested in U.S. Government Securities, which would tend to offset the negative impact of leverage on Fund shareholders. The Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

    Under the Investment Company Act of 1940 (the "1940 Act"), the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser, and if such securities have been held for less than three months, such sales may risk impairing the Fund's tax status as a regulated investment company. See "Dividends, Distributions and Taxes."

    OTHER BORROWINGS. The Fund may also borrow to repurchase its shares or to meet redemption requests. In addition, the Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the total assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset coverage limit described above. See "Certain Fundamental Investment Policies."

ADDITIONAL INVESTMENT CONSIDERATIONS

    RISKS OF INVESTMENTS IN FOREIGN SECURITIES. Investing in securities issued by foreign governments involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on the Fund's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government Securities as expressed in U.S. Dollars.

    CURRENCY RISKS. Because Fund assets will be invested in fixed income securities denominated in the Canadian Dollar, the Mexican Peso and other foreign currencies and because a substantial portion of the Fund's revenues will be received in currencies other than the U.S. Dollar, the U.S. Dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. These changes will also affect the Fund's income. If the value of the foreign currencies in which the Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices," above.

    SECURITIES RATINGS. The ratings of fixed-income securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. Securities rated BBB by S&P or Baa by Moody's are considered to be investment grade, but to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. See Appendix A for a description of such ratings.

    Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

    DEBT SECURITIES. The net asset value of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline.

    NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because the Fund may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code (the "Code"). See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government Securities are not subject to these limitations. However, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, the Fund will be required to diversify its portfolio of Canadian Government Securities, Mexican Government Securities and other foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government Securities.

FUNDAMENTAL INVESTMENT POLICIES

    The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without shareholder approval, which means the affirmative vote of the holders of
(i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or
(ii) more than 50% of the outstanding shares, whichever is less.

    The Fund may not:

    1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities;
         or (iii) the use of repurchase agreements;

    2. Participate on a joint or joint and several basis in any securities trading account;

    3. Invest in companies for the purpose of exercising control;

    4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

    5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies; or

    6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein;
         (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs;
         (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

    To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Fund may not:
(a) invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities;
(b) borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (i) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act and (ii) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund; or (c) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

    In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

    Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any late increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

_________________________________________________________________

              ADDITIONAL INFORMATION ABOUT CANADA,
     THE UNITED MEXICAN STATES AND THE REPUBLIC OF ARGENTINA
_________________________________________________________________

    The information in this section is based on material obtained by the Fund from various Canadian, Mexican and Argentine governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Canada, Mexico or Argentina, their economies, or the consequences of investing in Mexican Government Securities, Canadian Government Securities or Argentine Government Securities.

________________________________________________________________

               ADDITIONAL INFORMATION ABOUT CANADA
________________________________________________________________

Territory and Population

    Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and two territories (the Northwest Territories and the Yukon Territory). Its population is approximately 29 million.

Government

    Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. Its Parliament consists of a House of Commons and a Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier.

    Legislative authority resides in the federal parliament and the ten provincial legislative assemblies. Provinces have extensive power with specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by Parliament to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics

    Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons ending nine years of rule by the Progressive Conservative Party. He remains popular and unless the Liberal Party calls for an earlier election, the next general election will take place in October 1998.

    Canada has had three major developments regarding unity and constitutional reform in four years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

    The third major development is the possibility of Quebec's independence. On September 12, 1994, the Quebec separatist party, Parti Quebecois under the leadership of Jacques Parizeau won 77 seats in the provincial election with 44.7% of the vote. The Liberal Party won 47 seats with 44.3% of the vote. The Parti Quebecois' agenda included a call for a referendum supporting independence. In 1980, Quebec voted against independence by a margin of 60% to 40%. The referendum vote is scheduled to occur on October 30, 1995. The referendum indicates that Quebec would become a separate country, but that it would retain formal political and economic links with Canada similar to those which join members of the European Union. Under the separatist plan, specific arrangements with Canada's other provinces and the national government would be negotiated. Polls indicate that the upcoming vote for independence will be close.

    The Quebec Government's proposals suggest that Quebec would be able to keep the Canadian dollar as its currency, share its armed forces with Canada and be a party to Canada's international agreements and alliances. The actual mechanics of separation, if it were to occur, and the possible effects on Canada's economy are still not clear. Prime Minister Chretien has stated that the national government would prevail in a vote on separatism. Still, until the vote on the referendum, and possibly after the vote, Quebec's position within Canada will continue to dominate political debate.

Monetary and Banking System

    The central bank of Canada is the Bank of Canada. Its main functions are to advise on the formulation and execution of monetary policy, supervising commercial bank acting as a fiscal agent to the federal government managing the foreign exchange fund. The currency unit of Canada is the Canadian dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

North American Free Trade Agreement

    Canada and the United States are each other's largest trading partners and, as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States, in 1993, was larger than between any other two countries in the world. On January 2, 1988, Canada and the United States signed the Free Trade Agreement (the "FTA"), which was ratified by the Canadian Parliament and the United States Senate. In the summer of 1991, the United States, Canada and Mexico began negotiating the North American Free Trade Agreement ("NAFTA"). NAFTA was signed on December 17, 1992 at separate ceremonies in Washington D.C., Mexico City and Ottawa. On December 30, 1993, after the Legislatures in the United States and Mexico had ratified NAFTA, the Canadian government announced that it had proclaimed NAFTA into law and had exchanged the written notifications with the United States and Mexico needed to bring NAFTA into force. As a result, NAFTA effectively replaced the FTA. Talks between Chile and the three existing NAFTA partners were formally started on June 7, 1995. It is expected that Chile will become a party to the agreement, perhaps as early as 1996. When fully-implemented, NAFTA is designed to create a North America Free Trade Area, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA.

Economic Information Regarding Canada

    Canada experienced rapid economic expansion during most of the 1980's. Its economy, like many other industrialized nations fell into a recession from late 1990 through 1992. The 1990-1992 recession partly created and partly highlighted some difficulties which the present government is attempting to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

    RECENT DEVELOPMENTS. The deterioration in the government's fiscal position, which started during the 1990-1992 recession, has since been aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. Canada's budget deficit is one of the largest for any of the Organization for Economic Cooperation and Development ("OECD") members. For the fiscal year 1994-95, its budget deficit is estimated to be more than 5% of gross domestic product ("GDP"), compared to 2.5% for the United States. The Government has stated its commitment to reduce the deficit to approximately 3% of GDP in the 1996-1997 fiscal year. While the Government's budget deficit objectives can be achieved, it will require continued economic growth, lower interest rates and additional reductions in government spending.

    In addition to the growth of the federal government deficit, provincial government debt has risen rapidly. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990-1992. In response to the increase in provincial debt, a number of rating agencies downgraded some provincial debt ratings. All provinces now have plans to balance their respective budgets. This may prove to be difficult considering the federal government's plan to reduce certain transfers to the provinces.

    During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada lead to a weakening of its currency and higher interest rates. During the first two quarters of 1995, however, in an attempt to increase domestic growth, the Bank of Canada decreased interest rates. The easing of monetary policy has also been facilitated by a renewed strength in the Canadian dollar. This decrease in interest rates since the beginning of 1995 has improved the government's prospects of meeting its fiscal targets. From October 1991 through September 29, 1995, the Canadian Dollar decreased in value compared to the U.S. Dollar by approximately 19%. On January 20, 1995, the Canadian dollar fell to 70.2, its lowest rate in almost nine years and close to its record low of 69.2. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. dollars. The Canadian dollar has increased in value from 70.2 against the U.S. Dollar on January 20, 1995 to 74.2 on September 29, 1995.

    The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical figures are not necessarily indicative of future fluctuations.

    CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

    Despite the recent drop in value of the Canadian dollar, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that occurred in the past is not necessarily indicative of fluctuations in that rate that may occur over time which may be wider or more confined than the range that occurred over an historic period of comparable length. Future rates of exchange cannot be predicted, particularly over extended periods of time.

    The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in U.S. Dollars for one Canadian Dollar as certified by the Federal Reserve Bank of New York:

                                            U.S. Dollars
                                            ____________

         1981                                 0.83
         1982                                 0.81
         1983                                 0.81
         1984                                 0.77
         1985                                 0.73
         1986                                 0.72
         1987                                 0.75
         1988                                 0.81
         1989                                 0.84
         1990                                 0.86
         1991                                 0.87
         1992                                 0.83
         1993                                 0.78
         1994                                 0.73

Source:  Federal Reserve Bulletin

    INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX.
Inflation has remained below 2% since 1991 and the Government and the Bank of Canada have reaffirmed the target of holding inflation inside a band of 1-3% for 1995.

    The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1981 through 1994 and for the five months ended May 31, 1995 (1986 = 100).

                                       National Consumer
                                         Price Index
                                       _________________

         1981 . . . . . . . . . . . . . . . 12.4%
         1982 . . . . . . . . . . . . . . . 10.9
         1983 . . . . . . . . . . . . . . .  5.7
         1984 . . . . . . . . . . . . . . .  4.4
         1985 . . . . . . . . . . . . . . .  3.9
         1986 . . . . . . . . . . . . . . .  4.2
         1987 . . . . . . . . . . . . . . .  4.4
         1988 . . . . . . . . . . . . . . .  4.0
         1989 . . . . . . . . . . . . . . .  5.0
         1990 . . . . . . . . . . . . . . .  4.8
         1991 . . . . . . . . . . . . . . .  5.6
         1992 . . . . . . . . . . . . . . .  1.5
         1993 . . . . . . . . . . . . . . .  1.8
         1994 . . . . . . . . . . . . . . .  0.2
         1995(1). . . . . . . . . . . . . .  2.9(2)

(1) For the five months ended May 31.
(2) Annualized.

Source:  BANK OF CANADA REVIEW Summer 1995; Statistics Canada.

    CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1981 through 1994 at historical and constant prices.

                             Gross Domestic  Change from
             Gross Domestic  Product at 1986 Prior Year at
             Product         Prices          Constant Prices
             _____________   ______________  _______________

                 (millions of Canadian Dollars)    (%)

1981            355,994         440,127            3.7%
1982            374,442         425,970           (3.2)
1983            405,717         439,448            3.2
1984            444,735         467,167            6.3
1985            477,988         489,437            4.8
1986            505,666         505,666            3.3
1987            551,597         526,730            4.2
1988            605,906         552,958            5.0
1989            650,748         566,486            2.4
1990            669,467         565,155           (0.2)
1991            676,477         555,052           (1.8)
1992            690,122         559,305            0.8
1993            712,855         571,722            2.2
1994            750,053         597,936            4.6

Source:  BANK OF CANADA REVIEW Summer 1995; Statistics Canada.

YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS. The following table sets forth the average monthly yield on 3-month and 6-month government of Canada Treasury bills and 5-year and 10-year Canada Benchmark Bonds from January 1994 through June 1995.

                Treasury Bills           Benchmark Bonds
1994            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January          3.63%     3.71%          5.40%       6.39%
February         3.84      4.17           6.12        6.94
March            5.47      6.04           7.47        7.95
April            5.86      6.28           7.44        7.95
May              6.14      6.55           8.01        8.41
June             6.38      7.29           8.82        9.11
July             5.76      6.64           8.96        9.36
August           5.52      5.79           8.32        8.74
September        5.20      5.69           8.36        8.88
October          5.39      6.04           8.55        9.14
November         5.86      6.52           8.81        9.16
December         7.14      8.12           8.99        9.07

1995
____

January          8.10      8.47           9.18        9.34
February         8.11      8.15           8.46        8.76
March            8.29      8.35           8.23        8.57
April            7.87      7.87           7.93        8.31
May              7.40      7.36           7.41        7.88
June             6.73      6.65           7.33        7.81

Source:  BANK OF CANADA REVIEW Summer 1995; Statistics Canada.
________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES
________________________________________________________________

Territory and Population

    The United Mexican States ("Mexico") occupies a territory of
1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 87 million.

    Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, with estimated populations in 1990 of 15 million,
2.8 million and 2.5 million, respectively. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas have resulted in a reduction of such rate to a projected 1.7% in 1995.

Government

    The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution established Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

    Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 Ministries, the Attorney General, the Federal District Department and the Attorney General of Mexico City.

    Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same chamber. The Senate has 128 members, two for each state and two for the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts, and 200 are selected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber. Judicial authority is vested in the Supreme Court of Justice, Circuit and District courts. The Supreme Court has 11 members who, subject to ratification by the Senate, are appointed for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

    Mexico has diplomatic relations with more than 170 countries. It is a charter member of the United Nations, a founding member of the Organization of American States, the IMF and the World Bank. Mexico became a member of the Organization for Economic Cooperation and Development on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the newly created successor to the General Agreement on Trade and Tariffs ("GATT")).

Politics

    The Partido Revolucionario Instituctional ("PRI") is the dominant political party in Mexico. Since 1929 the PRI has won all presidential elections and has held a majority in General Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

    On August 21, 1994, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 50.2% of the votes, the candidate of the PAN was second with 26.7% of the votes and the PRD candidate was third with 17.1% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies.

    In January 1994, an area in the southern state of Chiapas experienced civil unrest, including armed attacks on several villages. The Federal Government responded immediately by providing support to the local authorities, agreeing to accelerate the disbursement of expenditures in connection with social programs that were provided for in the 1994 budget and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population. Despite the Federal Government's attempt to resolve the situation, sporadic attacks have continued and the area of conflict expanded in December 1994. In addition, in December 1994, the PRI candidate, Mr. Eduardo Robledo Rincon, became the Governor of Chiapas amid speculations of election fraud. His election and subsequent actions, before his resignation in February 1995, led to more tension between the rebels and the Government. In February 1995, the Mexican military, conducted an operation to restore order in Chiapas. After restoring order, President Zedillo ordered the military to halt its offensive, offered amnesty to the rebels and urged them to return to negotiating a peaceful settlement. On April 9, 1995, representatives of the insurgents and Government representatives held meetings. Regular meetings continued to take place during the following months.

    In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events were the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. The investigation into the death of Ruiz Massieu has led to Mr. Raul Salinas, a former president's brother, being accused of offering a large sum of money to a PRI deputy to kill Mr. Massieu. Investigations into both murders are still continuing.

    Continuing the reform of the political system, and in response to the civil unrest in Chiapas and the economic turmoil facing Mexico resulting from the devaluation of the Peso (as described below), the Mexican Government and leaders of the PRI signed an agreement with the opposition parties on January 17, 1995 to continue to democratize the country's political system. Changes would include controls on fund-raising and campaign spending, full access to the media for the opposition parties and the complete independence of the federal elections agency.

    On February 13, 1995, the PRI suffered its worst [6~election defeat in sixty years when the PAN won almost every major elective office in the state of Jalisco. It was only the third time in the PRI's history that it accepted a defeat in a state-wide election. Two gubernatorial elections were held on May 28, 1995 with the PRI and the PAN each winning one election.

Money and Banking

    Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary instrument for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

    A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in fiscal policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective.
The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange

Commission charged with determining the nation's exchange rate policies.

Trade Reform

    Mexico has been a member of GATT since 1986 and a member of the WTO since January 1, 1995. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua and entered into a definitive free trade agreement with Costa Rica in April 1994. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.

Economic Information Regarding Mexico

    During the period from World War II through the mid- 1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The economy suffered a set back in 1981 because of a severe drop in oil prices and high interest rates that substantially increased the country's external debt service obligations. With no new lending from international creditors, the Peso was devalued and inflation again rose sharply. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan." As part of the Brady Plan, commercial banks and Mexico agreed to debt reduction and new financing in a set of agreements comprising the 1989-1992 Financing Package. The implementation of this package resulted in a substantial reduction in Mexico's foreign debt and debt service obligations.

    The value of Peso has been central to the performance of the Mexican economy. From late 1982 until November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), funds used for payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

    Under economic policy initiatives implemented since December 1987, the Mexican government introduced a schedule of gradual devaluations of the Mexican Peso that initially amounted to an average depreciation of the Mexican Peso against the U.S. Dollar of one Mexican Peso per day. On May 28, 1990, the Mexican Peso began devaluing by an average of .80 Mexican Pesos per day instead of one Mexican Peso per day. On November 12, 1990 this average was decreased to .40 Mexican Pesos per day and on November 11, 1991 the daily devaluation rate was lowered to .20 Mexican Pesos per day.

    On January 1, 1993, the Mexican Government introduced a new currency, the New Peso. Each New Peso is worth 1,000 old Mexican Pesos. The New Pesos and old Mexican Pesos were to continue to be circulated for at least a year with Mexican businesses being required to post prices in both pesos. At that time, the Mexican government stated that the New Peso (hereinafter, the "Peso") was not a devaluation but a move to simplify the Mexican currency.

    Throughout 1993 and most of 1994, the U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which is the maximum selling rate, depreciated at a daily rate of 0.0004 Pesos (equal to approximately 4.5% per year), while the minimum buying rate remained fixed.

    RECENT DEVELOPMENTS. On December 20, 1994, the Mexican Government announced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican Peso. On December 22, 1994 the Mexican Government announced that it would not continue with the policy announced two days earlier and it would instead permit the Peso to float against other currencies, resulting in a continued decline against the U.S. Dollar. On December 23, 1994 the exchange rate was 4.67 Pesos to the U.S. Dollar, and on January 4, 1995 it had fallen further to
5.57 to the U.S. Dollar.

    On January 12, 1995, President Clinton proposed a plan to help stabilize the Mexican economy. Under terms of the proposal, the United States would guarantee $40 billion in new loans to Mexico to be used in the event of a default on outstanding bonds or loans. In response to President Clinton's plan, the Peso gained approximately 8% in one day against the U.S. Dollar. During the next two weeks as it appeared the plan would not be approved by Congress, the Peso fell again, reaching a new low on January 31, 1995 of 6.35 Pesos to the U.S. Dollar or an effective devaluation of approximately 40% since December 20, 1994.

    With foreign exchange reserves down from an estimated $30 billion in February 1994 to $6 billion in December 1994 and$3.5 billion at the end of January 1995, there existed significant concern about the possibility of a Mexican government default on the approximately $11 billion in Tesobonos maturing from February to April 1995. Tesobonos are U.S. dollar- denominated Mexican Government bonds with a face value of $1,000. The purchase price of a Tesobono is the Peso equivalent of $1,000 on the day the bond is acquired. On the date the bond matures, an amount equal to the principal plus interest will be paid in Pesos at the exchange rate in effect on the date the bond matures.

    During January 1995, with foreign investors estimated to be holding 70% of outstanding Cetes and 80% of outstanding Tesobonos, it became imperative that Mexico restore foreign investor confidence. The obligation to repay the Tesobonos was a significant cause of Mexico's economic turmoil, both because of the size of the debt and the continuing devaluation of the Peso. On January 24, 1995, demand for Tesobonos fell dramatically from the previous week, with interest rates rising to more than 26%. During this same time, the prices of Mexican Brady Bonds had decreased by approximately 23%.

    On January 31, 1995, President Clinton announced a new plan that would not require Congressional approval in order to be implemented. Under the plan, the United States will exchange up to $20 billion in foreign exchange reserves for Dollars, which, in turn, will be swapped for Pesos. Mexico has an obligation to return the Dollars within three to five years. The Federal Reserve will make available to Mexico up to $6 billion in short-term loans. The International Monetary Fund will provide $17.8 billion in five-year loans and the Bank for International Settlements will provide $10 billion in credit to Mexico. In addition, Canada pledged $1 billion and Latin American nations pledged $1 billion in credit to Mexico. Under the terms of the plan, Mexico has an obligation to pay fees for the use of the loan guarantees and has pledged oil revenues as collateral for loan guarantees from the United States. In addition, Mexico will be required to adhere to a program of economic reform, which will include a reduction in government spending, slowing the growth of the money-supply and the privatization of more industries. As of July 1995, of the approximately $40 billion made available to

Mexico under the international support package, approximately $22 billion is outstanding and approximately $18 billion is available for future use.

    The effects of the government's response to the economic crisis and the devaluation of the Mexican Peso are reflected in the performance of the Mexican economy during the first six months of 1995, with improvements in the trade balance, current account deficit, the level of Tesobonos debt and international reserves. The stabilization of the economy is reflected by the reduction in the principal amount of Tesobonos outstanding from approximately $29.2 billion on December 31, 1994 to approximately $3.1 billion on August 31, 1995, the increase of international gross reserves from approximately $3.5 billion on March 31, 1995 to approximately $15.1 billion on August 31, 1995 and the increase of value of the Mexican Peso against the U.S. Dollar from 7.588 on March 31, 1995 to 6.276 on August 31, 1995.
Nonetheless, the economy is still suffering from a decrease in GDP, increased unemployment and inflation and a reduction in the availability of credit.

    On May 31, 1995, President Zedillo announced the 1995- 2000 National Development Plan, which continues the economic policy initiatives of promoting vigorous and sustainable economic growth. The Plan calls for measures to increase domestic savings and to encourage more direct foreign investment. The Plan further requires that the Mexican government seek to maintain fiscal discipline and maintain an exchange rate policy that avoids overvaluation and is conducive to price stability. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

    The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

    CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

    The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar with respect to each year from 1981 to 1994 and for the six months of ended June 1995.


                        Free Market Rate    Controlled Rate
                        ________________    _______________

                        End of             End of
                        Period    Average  Period    Average
                        ______    ________ _______   _______

1981. . . . . . .          26        24        --       --
1982. . . . . . .         148        57        96        57
1983. . . . . . .         161       150       143       120
1984. . . . . . .         210       185       192       167
1985. . . . . . .         447       310       371       256
1986. . . . . . .         915       637       923       611
1987. . . . . . .       2.209     1.378     2.198     1.366
1988. . . . . . .       2.281     2.273     2.257     2.250
1989. . . . . . .       2.681     2.483     2.637     2.453
1990. . . . . . .       2.943     2.838     2.939     2.807
1991. . . . . . .       3.075     3.016     3.065*    3.007*
1992. . . . . . .       3.119     3.094       --        --
1993. . . . . . .       3.192     3.155       --        --
1994. . . . . . .       5.325     3.222       --        --

1995
January . . . . .       5.695     5.513       --        --
February. . . . .       5.838     5.685       --        --
March . . . . . .       6.818     6.702       --        --
April . . . . . .       5.785     6.300       --        --
May . . . . . . .       6.178     5.963       --        --
June. . . . . . .       6.309     6.223       --        --

* Through November 10, 1991.

Source:  Banco de Mexico.

    INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing the surge in wages and prices. The Pacto de Solidaridad Economica (Pact for Economic Solidarity, the "PSE") was announced in December 1987 and included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. The PSE was renamed the

Pacto para las Estabilidad y el Crecimiento Economica (Pact for Stability and Economic Growth, the "PECE") in November 1988. The PECE has been extended on five occasions. After substantive increases in public sector prices and utility rates, price controls were introduced. These policies lowered the consumer inflation rate from 159.2% in 1987,to 19.7% in 1989, 29.9% in
1990, 18.8% in 1991, 11.9% in 1992, 8.0% in 1993, and 7.1% in
1994.

    Under the PECE, the prices of certain goods and services provided by the public sector (particularly gasoline, energy for industrial use and utility services) were increased. The private sector agreed to accept the increases without increasing private sector prices. Furthermore, the government committed itself to implementing measures to reduce agricultural sector costs.

    On October 3, 1993, the 1993-94 PECE went into effect. The purposes of that PECE, which was effective through December 31, 1994, were essentially the same as those of its predecessor pacts. The Government promised to maintain fiscal discipline and a balanced budget. Mexico's foreign exchange policy remains unchanged. The 1993-94 PECE set an inflation target of 5% for 1994. In addition, the Government agreed to reduce the highest income tax rate from 35% to 34% and to reduce (for the next two years) the withholding tax applicable to interest payments on external debt payable to certain financial institutions and on publicly issued external debt from 15% to 4.9%. In order to assure industry of stable prices for certain factors of production, the government has agreed to limit annual increases in the price of gasoline (except in the border region with the United States) to a maximum of 5% annually. Commercial and residential electricity rate increases were also limited to 5%. As the Mexican economy stabilized, there has been a gradual reduction in the number of goods and services whose prices are covered by the original PECE, the 1992-93 PECE and the 1993-94 PECE.

    On September 24, 1994, the government, together with the business and labor sectors, entered into a new agreement that extends the 1993-94 PECE for 1995. That agreement became effective on January 1, 1995. Its main points are as follows:
(i) an inflation target of 4% for 1995; (ii) a 4% GDP growth target for 1995; (iii) an increase in salaries by 4%, together with a productivity increase, the terms of which are yet to be determined; (iv) the maintenance of the current foreign exchange policy; (v) the creation of an investment fund to be financed with the proceeds of privatizations in order to encourage the participation of the private sector in infrastructure projects;
(vi) gradual increases in the prices of gasoline and electricity, in amounts not to exceed a 4% increase in 1995; (vii) the creation of tax benefits for workers receiving certain minimum salaries; and (viii) a reduction of asset taxes to 1.8% (together with other benefits relating to asset taxes).

    On January 2, 1995, in response to the economic turmoil following the devaluation of the Peso, President Zedillo announced an emergency economic plan. The plan reiterates most of the projections contained in the 1993-94 PECE, but modifies the inflation projection (increased to 20%) and lowers GDP growth target (to approximately 1%) for 1995. In addition, President Zedillo reiterated that taxes would not be increased, Government spending would decrease by approximately 1.3% of GDP, wages would be allowed to increase by no more than 7% and a Fiscal Advisory Committee would be created to examine Mexico's fiscal legislation.

    On March 9, 1995, President Zedillo announced a modification of the plan adopted on January 2, 1995. The major provisions of the plan as modified are: maintenance of the floating exchange rate policy announced in December 1994; an inflation target of 42% for 1995, a projected current account account deficit of $2.4 billion and a decline in real GDP of 2% during 1995; a commitment in principle by business to increase prices only to the extent that products sold in Mexico comprise imported components; a commitment by the Government to take the steps necessary to increase public revenues and decrease public expenditures with a view to achieving a budget surplus of 0.5% of GDP and sharply lowering the current account deficit and mitigating the inflationary impact of the devaluation; and an increase in the minimum wage by 12%. It is unclear what effect, if any, these policies will have on the Mexican economy.

    CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended
December 31 for the years 1981 through 1994 and for the six months ended June 30, 1995.

                                  Annual
                                  Increases in
                                  National Consumer
                                  Price Index
                                  _________________

1981. . . . . . . . . . . . . . . . .   28.7%
1982. . . . . . . . . . . . . . . . .   98.9
1983. . . . . . . . . . . . . . . . .   80.8
1984. . . . . . . . . . . . . . . . .   59.2
1985. . . . . . . . . . . . . . . . .   63.7
1986. . . . . . . . . . . . . . . . .  105.7
1987. . . . . . . . . . . . . . . . .  159.2
1988. . . . . . . . . . . . . . . . .   51.7
1989. . . . . . . . . . . . . . . . .   19.7
1990. . . . . . . . . . . . . . . . .   29.9
1991. . . . . . . . . . . . . . . . .   18.8
1992. . . . . . . . . . . . . . . . .   11.9
1993. . . . . . . . . . . . . . . . .    8.0
1994. . . . . . . . . . . . . . . . .    7.1
1995(1) . . . . . . . . . . . . . . .   29.3(2)

(1)  For the six months ended June 30.
(2)  Annualized.

Source: Banco de Mexico.

    MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years
1990 through 1994 and for the three months ended March 31, 1995 at historical and constant prices.

                             Gross              Change from
           Gross             Domestic Product   Prior Year at
           Domestic Product  at 1980 Prices(1)  Constant Prices
           ________________  _________________  _______________

            (millions of Mexican New Pesos)      (percentage)

1990. . . .             686,406      5,277            4.4
1991. . . .             865,166      5,469            3.6
1992. . . .  1,019,156               5,620            2.8
1993. . . .  1,127,584               5,659            0.7
1994(2) . .  1,248,892               5,857            3.5
1995(2)(3).             --           5,585           (0.5)

(1) Constant peso with purchasing power at December 31, 1980, expressed in new pesos.
(2) Preliminary.
(3) Annualized.

Source: OECD and Banco de Mexico.

    INTEREST RATES. The following table sets forth the average yield as of the date of issuance on 28-day and 91-day Cetes and Tesobonos for the periods listed below:

                  Average Cetes and Tesobonos Rates
                  _________________________________

                          28-Day   91-Day   28-Day     91-Day
                          Cetes    Cetes    Tesobonos  Tesobonos
                          _____    _____    _________  _________

1989:
     Jan.-June            51.1%    51.5%    ---        ---
     July-Dec.            38.9     38.0     ---        15.1%
1990:
     Jan.-June            41.2     40.7     ---        ---
     July-Dec.            28.3     29.4     12.0%      ---
1991:
     Jan.-June            21.2     21.7     ---        ---
     July-Dec.            17.3     18.0     9.1        ---
1992:
     Jan.-June            13.8     13.8     7.5        ---
     July-Dec.            17.4     18.0     4.9        4.0
1993:
     Jan.-June            16.4     17.3     4.1        5.8
     July-Dec.            13.5     13.6     4.0        5.1
1994:
     Jan.-June            13.0     13.5     7.0        6.0
     July-Dec.            15.2     15.7     ---        8.0
1995:
     January              37.3     39.2     ---        25.0
     February             41.7     41.7     ---(1)     17.0(1)
     March                69.5     71.2     ---        ---
     April                74.8     71.5     ---        ---
     May                  57.7     54.2     ---        ---
     June                 46.1     46.1     ---        ---

(1)  February 28 was the last date Tesobonos were issued.

Source:  Banco de Mexico

________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
________________________________________________________________

Territory and Population

    The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of 2.7 million square kilometers (1.1 million square miles) (3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil, Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. It has a population of approximately 33 million.

    The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches from east to west in central Argentina. About one-third of the population lives in the greater Buenos Aires area. Five other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman and La Plata, have a population of over 500,000 each. Approximately 80% of the country's population is urban. During the past two decades, Argentina's population grew at a 1.2% average annual rate.

Government

    The Argentine federal constitution (the "Constitution"), was promulgated on August 24, 1994 and became effective immediately. The Constitution retains the basic principles of the Constitution first established in 1853. The Constitution provides for a tripartite system of government: an executive branch headed by a President; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court is the highest body of authority. The President is elected by an electoral college and may serve for consecutive four-year terms. The next election for the Presidency is scheduled to take place in 1999. The President directs the general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote.

    The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators selected by each provincial legislature and by the electoral college in the case of the federal capital of Buenos Aires. Senators are elected for nine-year terms, and serve in staggered terms so that one-third of the Senate's seats are subject to elections every three years. The Chamber of Deputies consists of 257 seats which are allocated according to each province's population and elected by popular vote. Representatives are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

    The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court of Justice, which has nine members who are appointed for life by the President (subject to ratification by the Senate).

    Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics

    The two largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, and the Union Civica Radical or Radical Civic Union ("UCR"), founded at the end of the nineteenth century. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for both parties is broadly based, with the PJ having substantial support from the business community. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces.

    Since the 1930's, Argentina's political parties have had difficulty in resolving the inter-group conflicts arising out of the Great Depression, the deepening social divisions that occurred under the Peron Government and the economic stagnation of the past several decades. As a result, the military intervened in the political process on several occasions and ruled the country for 22 of the past 62 years. Poor economic management by the military in the early 1960's and 1970's and the loss of a brief war with the United Kingdom over the Malvinas (Falkland Islands) led in 1983 to the end of the most recent military government, which had ruled the country since 1976.

    Four military uprisings have occurred since 1983, the most recent in December 1990. The uprisings, which were led by a small group of officers failed due to a lack of support from the public and the military as a whole.

    Since 1983, Argentina has had two successive elected civilian presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government reestablished civilian rule, including a functioning Congress. The current president, Carlos Menem, won the presidential election in May 1989 and took office in July 1989, several months ahead of the scheduled inauguration, in the midst of an economic crisis.

    President Menem, the leader of the PJ, was elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, President Menem adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. President Menem won reelection in May 1995.

Monetary and Banking System

    The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Peso. There is a unified foreign exchange market free of government intervention and regulations. The unified floating exchange rate is determined by supply and demand.

Economic Information Regarding Argentina

    The Argentina economy has many strengths including a well balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Since the implementation of the current reform program in March 1991, significant progress has been made in reducing inflation and increasing real GDP growth.

    DEREGULATION OF THE ECONOMY AND PRIVATIZATIONS. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations are prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the Government has undertaken an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

    In 1989 and 1990, the initial steps were taken to liberalize industrial and consumer prices previously subject to various restrictions as a consequence of hyperinflation, and to encourage international trade by the elimination of controls. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

    In the fall of 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

    In addition, Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In late 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. The process of deregulation and liberalization is continuing through the privatization process, the proposed reform of the social security system, regional integration and further labor law reforms.

    In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations have also served to reduce outstanding debt (by applying cash proceeds and through the selective use of debt- to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program has also served as an important conduit for direct foreign investment into Argentina attracting interested investors from Asia, Europe, North America and Latin America.

    The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical figures are not necessarily indicative of future fluctuations.

    CURRENCY EXCHANGE RATES. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions. Since the institution of the Convertibility Law on April 1, 1991, the Argentine currency has been tied to the U.S. Dollar. From
April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine
Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. Since January 1, 1992, the rate of exchange from Argentine Peso to U.S. Dollar has been approximately one to one. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time which may be wider or more confined than recorded previously over a comparable period. Future rates of exchange cannot be predicted, of course, particularly over extended periods of time.

    The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S. Dollar as of the last day of the period indicated.

                                           Official Rate
                                           _____________

    1986 . . . . . . . . . . . .            .00013
    1987 . . . . . . . . . . . .            .00038
    1988 . . . . . . . . . . . .            .00134
    1989 . . . . . . . . . . . .            .17950
    1990 . . . . . . . . . . . .            .48759
    1991 . . . . . . . . . . . .            .95355
    1992 . . . . . . . . . . . .            .99064
    1993 . . . . . . . . . . . .            .99845
    1994 . . . . . . . . . . . .           1.00000
    1995(1). . . . . . . . . . .           1.00000

(1) Through September 30.
Source:  Banco Central de la Republica Argentina


    WAGES AND PRICES. Prior to the appointment of Economy Minister Domingo F. Cavallo and the announcement of his new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. Due to the lag which typically occurs between the accrual and receipt of taxes, inflation tended to reduce the value of tax collections and increase the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

    During the 1980's and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

    The government's efforts proved inadequate, however, and foreign exchange markets declined sharply in anticipation of a new bout of hyperinflation. The government adopted a new set of stabilization measures in December 1989 which abandoned attempts to control wages, prices and the exchange rate and sought to restrain the public deficit which was believed to be the principal cause of Argentina's chronic inflation. The new stabilization plan (called the Bonex Plan) featured, among other things, tax reforms, a tighter rein on public enterprises and restrictions on lending activities of the public sector banks (which had been financing provincial government deficits through loans which were in turn financed with discounts from the Central
Bank), government personnel cuts and a reliance on cash income generated by privatizations to reduce the public sector deficit. The plan also eliminated all restrictions on foreign exchange transactions. In addition, the plan froze fixed-rate short-term bank deposits pursuant to which holders of 7- to 30-day deposits were permitted to withdraw no more than the equivalent of approximately U.S. $1000 from their accounts, and the balance was made payable only in 10-year U.S. Dollar denominated government bonds (Bonex 89). The plan also provided for the compulsory exchange of certain domestic currency denominated bonds for Bonex 89.

    The stabilization effort succeeded in ending temporarily the period of hyperinflation, but not in ending the Argentine economy's susceptibility to inflation. In late 1990, a deterioration in the finances of the social security system and provincial governments led to an expansion of Central Bank credit. The Central Bank loaned funds to the social security system to allow it to meet year-end payments and also funded provincial banks suffering deposit runs. The provincial banks continued to lend to finance provincial government deficits. The credit expansion led to downward market pressure on the Austral, and a resurgence of price inflation. During 1990, the CPI rose 1,343.9%, which was significantly less than the 4,923.6% increase in 1989, but was still an unacceptably high inflation rate. The government responded by installing a new economic team headed by Economy Minister Cavallo, which acted to reduce the public sector deficit by increasing public utility rates and taxes and by developing a new stabilization program.

    The Argentine government's current stabilization program is built around the plan announced by Economy Minister Cavallo on March 20, 1991 (the "Convertibility Plan", as amended and supplemented), and approved by Congress through passage of the Convertibility Law. The Convertibility Plan has sought to reduce inflation and restore economic growth by addressing underlying structural problems that had distorted fiscal and monetary policy through reforms relating to the tax system, privatizations and the opening of the economy.

    The Convertibility Plan is centered on the two following fundamental principles:

    (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and Peso deposits of financial entities with the Central Bank) is not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively means that the money supply can be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needs to be financed. Gross international assets include the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso is fully convertible into the U.S. Dollar, no increase in the domestic monetary base can occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

    (2) the elimination of the fiscal deficit and the achievement of a surplus in the primary balance to provide funds for the government to service its debt and thereby eliminate the need for further borrowings.

    The International Monetary Fund ("IMF") has supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. Argentina has attained or surpassed the targets set by the IMF with respect to primary balances for 1992, the first half of 1993 and met targets for the third quarter of 1993. In the event of any noncompliance with the program, Argentina is required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation.

    The Convertibility Plan has simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. Since the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 17.5% annual rate for 1992. Inflation has continued to decrease to 7.2% in 1993 and 3.9% in 1994. There is no assurance, however, that in the future, the Convertibility Plan will not be modified or abandoned.

    CONSUMER PRICE INDEX. The following table sets forth for each year indicated the change in Argentine Consumer Prices for the twelve months ended December 31, of such year.

    1985. . . . . . . . . . . .              385.4%
    1986. . . . . . . . . . . .               81.9
    1987. . . . . . . . . . . .              174.8
    1988. . . . . . . . . . . .              387.7
    1989. . . . . . . . . . . .            4,923.6
    1990. . . . . . . . . . . .            1,343.9
    1991. . . . . . . . . . . .               84.0
    1992. . . . . . . . . . . .               17.5
    1993. . . . . . . . . . . .                7.3
    1994. . . . . . . . . . . .                3.9
    1995(1) . . . . . . . . . .                2.7(2)

(1) Through August 31.
(2) Annualized.

___________________

Source:  Banco Central de la Republica Argentina

    ARGENTINE GROSS DOMESTIC PRODUCT. The following table sets forth Argentina's GDP for the years 1989 through 1994 at historical and constant prices.

                            Gross             Change from Prior
         Gross              Domestic Product  Year at
         Domestic Product   at 1986 Prices    Constant Prices
         ________________   _______________   _______________

         (millions of Argentine Pesos)        (percent)

1989       3,244             9,424            (6.2)
1990      68,922             9,430              .1
1991     180,898            10,270             8.9
1992     226,638            11,159             8.7
1993     255,326            11,832             6.0
1994     279,400            -- ---             7.1

___________________


         Source: Banco Central de la Republica Argentina

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

ADVISER

    Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

    The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling over $140 billion (of which more than $44 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of September 30, 1995, 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies managed by the Adviser comprising 105 separate investment portfolios currently have more than two million shareholders.

    Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

    AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United states, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the voting shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian Corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39% of the voting power), and 26.5% of the voting shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the voting shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

    Under the Advisory Agreement, the Adviser provides investment advisory services and other placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

    The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

    The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement replaced an earlier, substantially identical agreement (the "First Advisory Agreement") that terminated because of its technical assignment as a result AXA's acquisition of control over Equitable. In anticipation of the assignment of the First Advisory Agreement, the Advisory Agreement was approved by the unanimous vote, cast in person, by the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons," as defined in the 1940 Act, of any such party) at a meeting called for the purpose held on February 21, 1992, and by the Fund's sole shareholder on February 21, 1992.

    For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee at an annual rate of .65 of 1% of the average daily value of the Fund's adjusted total assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund, other than the principal amount of money borrowed). For the fiscal period March 27, 1992 (commencement of operations) through November 30, 1992, and the fiscal years ended November 30, 1993 and November 30, 1994 the Adviser received from the Fund advisory fees of $495,882, $6,172,486 and $16,529,719, respectively.

    The Advisory Agreement continues in force for successive twelve-month periods (computed from each November 1), provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party. Most recently, the continuance of the Advisory Agreement until October 31, 1996 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for that purpose and held on September 12, 1995.

    The Advisory Agreement provides that the Adviser will reimburse the Fund to the extent, if any, that its ordinary operating expenses for the preceding year (exclusive of interest, taxes, brokerage and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every state. The Fund believes that at present the most restrictive state expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the mutual fund's average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. For the fiscal period March 27, 1992 (commencement of operations) through November 30, 1992 and the fiscal years ended November 30, 1993 and November 30, 1994, no reimbursements were required to be made pursuant to the most restrictive expense limitation.

    Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

    The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Counterpoint Fund, Alliance Developing Markets Fund, Inc., Alliance Global Fund, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Mortgage Strategy Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment

Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Global Privatization Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

DIRECTORS AND OFFICERS

    The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

    JOHN D. CARIFA*, 50, Chairman of the Board of Directors and
President of the Fund; he is also the President and Chief
Operating Officer and a Director of ACMC with which he has been associated since prior to 1990.

    RUTH BLOCK, 64, is a Director of Ecolab Incorporated
(specialty chemicals) and Amoco Corporation (oil and gas).
Previously, she was an Executive Vice President and the Chief
Insurance Officer of The Equitable Life Assurance Society of the
United States since prior to 1990.  Her address is P.O. Box 4653,
Stamford, Connecticut 06903.

    DAVID H. DIEVLER, 66, was formerly Chairman of the Board of Directors and President of the Fund, and a Senior Vice President of ACMC with which he had been associated since prior to 1990 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake New Jersey 07762

    JOHN H. DOBKIN,  53, has been President of Historic Hudson
Valley (historic preservation) since 1990. From 1987 to 1992, he was a Director of ACMC. His address is Historic Hudson Valley,
150 White Plains Rd., New York, New York 10591.


-------------------------
* An interested person of the Fund as defined in the 1940 Act.

    DR. JAMES M. HESTER, 71, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation with which he has been associated since prior to 1990. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

    WILLIAM H. FOULK, JR, 63, was formerly a Senior Manager of
Barrett Associates, Inc., a registered investment adviser, since prior to 1990. His address is 2 Hekma Road, Greenwich,
Connecticut 06831.

    CLIFFORD L. MICHEL, 56, is a partner in the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1990. He is also Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

    ROBERT C. WHITE, 75, is currently an Independent Consultant;
formerly he was a a Vice President and Chief Financial Officer of the Howard Hughes Medical Institute with which he had been associated since prior to 1990. His address is 30835 River
Crossing, Bingham Farms, Michigan 48025.

OFFICERS

    JOHN D. CARIFA, Chairman and President, see the biography under "DIRECTORS", above.

    WAYNE D. LYSKI, 53, Senior Vice President, is an Executive
Vice President of ACMC with which he has been associated since prior to 1990.

    KATHLEEN A. CORBET, 35, Senior Vice President, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1990.

    EDMUND P. BERGAN, JR., 45, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
and Alliance Fund Services, Inc. and is a Vice President and
Assistant General Counsel of ACMC with which he has been associated since prior to 1990.

    ANDREW L. GANGOLF, 41, Assistant Secretary, has been a Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since October 1992 and a Vice President and Counsel to Equitable Life Assurance Society of the United States since prior to 1990.

    MARK D. GERSTEN, 45, Treasurer and Chief Financial Officer, is a Senior Vice President of Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

    PATRICK J. FARRELL, 36, Controller, is a Vice President of
Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

    STEPHEN M. ATKINS, 30, Assistant Controller, is a Manager of Taxable Fixed-Income Mutual Fund Accounting of Alliance Fund Services, Inc. and formerly he was a Manager in International Mutual Fund Accounting for Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

    JOSEPH J. MANTINEO, 36, Assistant Controller, is a Vice
President of Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

    The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1994, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                   Total Number
                                                   of Funds in
                                                   the Alliance
                                   Total           Complex,
                                   Compensation    Including the
                                   From the        Fund, as to
                                   Alliance Fund   which the
                   Aggregate       Complex,        Trustee is a
Name of Director   Compensation    Including the   Trustee or
of the Fund        From the Fund   Fund            Director
________________   _____________   _____________   ______________

John D. Carifa         $0           $-0-                49
Ruth Block             $2,438       $157,000            63
David H. Dievler       $0           $-0-                42
John H. Dobkin         $3,736       $110,750            29
William H. Foulk, Jr.  $3,831       $141,500            30
Dr. James M. Hester    $3,813       $154,500            37
Clifford L. Michel     $3,938       $120,500            36
Robert C. White        $3,304       $133,500            36

       As of October 10, 1995, the Directors and officers of the
Fund as a group owned less than 1% of the shares of the Fund.
_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

    The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan of distribution which is included in the Agreement duly adopted and approved in accordance with Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act (the "Rule 12b-1 Plan").

    Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class

B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge (or contingent deferred sales charge, when applicable) and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Fund's shares.

    Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

    The Agreement became effective on July 22, 1992 and was amended as of April 30, 1993 to permit the distribution of an additional class of shares, Class C shares. The amendment to the Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on February 23, 1993, and by the initial holder of Class C shares of the Fund on April 30, 1993.

    The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

    During the Fund's fiscal year ended November 30, 1994, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $945,382 which constituted approximately .30% of the average daily net assets attributable to the Class A shares during the period and the Adviser made payments from its own resources, as described above, aggregating $619,441. Of the $1,564,823 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $58,136 was spent on advertising, $18,895 on printing and mailing of prospectuses for persons other than current shareholders, $1,072,167 for compensation to broker-dealers and other financial intermediaries (including $306,265 to the Fund's Principal Underwriter), $160,848 for compensation to sales personnel and $254,777 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    During the Fund's fiscal year ended November 30, 1994, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $16,742,873 which constituted approximately 1.00% of the average daily net assets attributable to the Class B shares during the period and the Adviser made payments from its own resources, as described above, aggregating $11,865,929. Of the $28,608,802 paid by the Fund and the Adviser under the Plan, $250,321 was spent on advertising, $15,104 on printing and mailing of prospectuses for persons other than current shareholders, $26,698,485 for compensation to broker-dealers and other financial intermediaries (including $971,510 to the Fund's Principal Underwriter), $744,174 for compensation to sales personnel and $900,718 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    During the Fund's fiscal year ended November 30, 1994, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $4,184,135 which constituted approximately 1.00% of the average daily net assets attributable to the Class C shares during the period and the Adviser made payments from its own resources, as described above, aggregating $1,450,060. Of the $5,634,195 paid by the Fund and the Adviser under the Plan, with respect to Class C shares $106,507 was spent on advertising, $25,631 on printing and mailing of prospectuses for persons other than current shareholders, $4,724,954 for compensation to broker-dealers and other financial intermediaries (including $629,145 to the Fund's Principal Underwriter), $340,810 for compensation to sales personnel and $436,293 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    The Agreement will continue in effect for successive twelve-month periods (computed from each November 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until October 31, 1996 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on September 12, 1995.

    In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

    All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class, may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

TRANSFER AGENCY AGREEMENT

    Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A, Class B and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares is higher than the transfer agency fee with respect to the Class A shares or the Class C shares reflecting the additional costs associated with the Class B contingent deferred sales charge. For the fiscal year ended November 30, 1994, the Fund paid Alliance Fund Services, Inc. $3,588,501 for transfer agency services.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares
-- How To Buy Shares."

GENERAL

    Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of the Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," the Fund offers an automatic investment program and a 403(b)(7) retirement plan which permit investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

    Investors may purchase shares of the Fund in the United States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

    The public offering price of shares of the Fund is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor and the amount of the purchase, as shown in the table below under "Initial Sales Charge Alternative--Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, Exchange-listed securities and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Directors.

    The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

    Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

    In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee and in the case of Class B shares, higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

    The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. In addition, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

    Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

    Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge for a four-year period. For example, based on current fees and expenses, an investor subject to the 4.25%initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

    Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

    The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

    During the fiscal period March 27, 1992 (commencement of operations) through November 30, 1992, and the fiscal years ended November 30, 1993 and November 30, 1994, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $1,569,026, $7,548,144 and $12,194,935, respectively. Of that amount, the Principal Underwriter received the amounts of $3,868, $23,371 and $348,161, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended November 30, 1994, the Principal Underwriter received $3,094,728 in contingent deferred sales charges with respect to Class B shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                      INITIAL SALES CHARGE
                                                    Discount or
                                                    Commission
                                       As % of      to Dealers
                          As % of        the         or Agents
                            Net        Public         As % of
Amount of                 Amount      Offering       Offering
Purchase                 Invested       Price          Price
--------                 --------     --------      ----------

Less than
    $100,000               4.44%        4.25%          4.00%
$100,000 but
less than
    250,000                3.36         3.25           3.00
250,000 but
    less than
    500,000                2.30         2.25           2.00
500,000 but
    less than
    1,000,000*             1.78         1.75           1.50

____________________

*There is no initial sales charge on transactions of $1,000,000 or more.


    With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A and Class B shares, as described below under "Deferred Sales Charge Alternative--Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

    No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. The Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

    Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on May 31, 1995.

         Net Asset Value per Class A
              Share at May 31, 1995                         $6.98

         Per Share Sales Charge - 4.25%
              of offering price (4.44% of
              net asset value per share)                    $0.31
                                                            -----

         Class A Per Share Offering Price
              to the Public  $7.29
                                                           ------
                                                           ------

    An investor choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which an investor may pay a reduced initial sales charge or no initial sales charge are described below.

    COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

    AFD Exchange Reserves
    The Alliance Fund, Inc.

    Alliance All-Asia Investment Fund, Inc.
    Alliance Balanced Shares, Inc.
    Alliance Bond Fund, Inc.
      -Corporate Bond Portfolio
      -U.S. Government Portfolio
    Alliance Counterpoint Fund
    Alliance Developing Markets Fund, Inc.
    Alliance Global Dollar Government Fund, Inc.
    Alliance Global Small Cap Fund, Inc.
    Alliance Growth and Income Fund, Inc.
    Alliance Income Builder Fund, Inc.
    Alliance International Fund
    Alliance Money Market Fund
    Alliance Mortgage Securities Income Fund, Inc.
    Alliance Mortgage Strategy Trust, Inc.
    Alliance Multi-Market Strategy Trust, Inc.
    Alliance Municipal Income Fund, Inc.
      -California Portfolio
      -Insured California Portfolio
      -Insured National Portfolio
      -National Portfolio
      -New York Portfolio
    Alliance Municipal Income Fund II
      -Arizona Portfolio
      -Florida Portfolio
      -Massachusetts Portfolio
      -Michigan Portfolio
      -Minnesota Portfolio
      -New Jersey Portfolio
      -Ohio Portfolio
      -Pennsylvania Portfolio
      -Virginia Portfolio
    Alliance New Europe Fund, Inc.
    Alliance North American Government Income Trust, Inc.
    Alliance Premier Growth Fund, Inc.
    Alliance Quasar Fund, Inc.
    Alliance Short-Term Multi-Market Trust, Inc.
    Alliance Technology Fund, Inc.
    Alliance Utility Income Fund, Inc.
    Alliance World Income Trust, Inc.
    Alliance Worldwide Privatization Fund, Inc.
    The Alliance Portfolios
      -The Alliance Growth Fund
      -The Alliance Conservative Investors Fund
      -The Alliance Growth Investors Fund
      -The Alliance Strategic Balanced Fund
      -The Alliance Short-Term U.S. Government Fund

    Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

    CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

    For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

    STATEMENT OF INTENTION. Class A investors may also obtain the reduced initial sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

    Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% initial sales charge on the total amount being invested (the initial sales charge applicable to an investment of $100,000).

    The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of the Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

    CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of initial sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

    REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

    SALES AT NET ASSET VALUE. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment advisory clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliates or agent, for services in the nature of investment advisory or administrative services; (v) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

    Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

    CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

    To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40
Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

    The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                         Contingent Deferred Sales Charge as a %
Year Since Purchase        of Dollar Amount Subject to Charge
-------------------      ---------------------------------------

First                                  3%
Second                                 2%
Third                                  1%
Thereafter                             None

    In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second of Class B shares held for over three years and third of Class A shares that are subject to a contingent deferred sales charge held shortest during the one-year period during which such shares are subject to the sales charge. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be those schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

    The contingent deferred sales charges on Class A and Class B shares are waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

    CONVERSION FEATURE. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

    For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

    The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

ASSET-BASED SALES CHARGE ALTERNATIVE--CLASS C SHARES

    Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-
-How to Sell Shares."

REDEMPTION

    Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares or Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange (the "Exchange") is closed

(other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

    Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A and Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

    To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

    TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Requests for redemption of shares for which no stock certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request must be for at least $500 and may not exceed $100,000, and must be made between 9:00 a.m. and 4:00 p.m. New York time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

    TELEPHONE REDEMPTION BY CHECK. Except as noted below, each Fund shareholder is eligible to request redemption, once in any 30-day period, of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. New York time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request, (iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

    GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

REPURCHASE

    The Fund may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A and Class B shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A and Class B shares). Normally, if shares of the Fund are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

    The Fund reserves the right to close out an account that through redemption has remained below $200 for at least 60 days after at least 30 days' written notice to the shareholder subsequent to such period. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-
Shareholder Services." The shareholder services set forth below are applicable to all three classes of shares of the Fund.

AUTOMATIC INVESTMENT PROGRAM

    Investors may purchase shares of the Fund through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

    Class A shareholders of the Fund can exchange their Class A shares for Class A shares of any other Alliance Mutual Fund that offers Class A shares and for shares of Alliance World Income Trust, Inc. without the payment of any sales or service charges. For purposes of applying any applicable contingent deferred sales charge upon the newly acquired Class A shares, the period of time the Class A shares surrendered in the exchange have been held is added to the period of time the newly acquired shares have been held. Prospectuses for each Alliance Mutual Fund may be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information or by telephone at (800) 227-4618 or, in Illinois, (800) 227-4170.

    Class B shareholders of the Fund can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new

Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held. After an exchange, new Class B shares will automatically convert into Class A shares in accordance with the conversion schedule applicable to the Alliance Mutual Fund Class B shares originally purchased for cash, and when redemption occurs, the contingent deferred sales charge schedule applicable to the Class B shares originally purchased for cash is applied.

    Class C shareholders of the Fund can exchange their Class C shares for Class C shares of any other Alliance Mutual Fund that offers Class C shares.

    All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

    Each Fund shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

    Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., New York time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. New York time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

    A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day.

    Neither the Alliance Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

    The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

    The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

    Alliance Fund Services, Inc.
    Retirement Plans
    P.O. Box 1520
    Secaucus, New Jersey  07096-1520

    INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

    EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

    If the aggregate net asset value of shares of the Alliance Mutual Funds held by the qualified plan reaches $5 million on or before December 15 in any year, all Class B and C shares of the Fund held by such plan can be exchanged at the Plan's request without any sales charge, for Class A shares of such Fund.

    SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

    403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

    The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance

Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

    Distributions from retirement plans are subject to certain
Code requirements in addition to normal redemption procedures.
For additional information please contact Alliance Fund Services, Inc.

DIVIDEND DIRECTION PLAN

    A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Fund account, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

    General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

    Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

    Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

    Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

    Class B CDSC Waiver for Shares Acquired After July 1, 1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward these limitations. Remaining Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

    Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

CHECKWRITING

    A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

    When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes, due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

    Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

    For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

    The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the Commission.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

United States Federal Income Taxation
of Dividends and Distributions

    General

    The Fund qualified for the fiscal period ended November 30, 1994 and intends to qualify in the future for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification relieves the Fund of federal income tax liability on the part of its net ordinary income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

    In order to qualify as a regulated investment company for any taxable year, the fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or foreign currency or securities or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currency, and (ii) derive less than 30% of its gross income in such years from the sale or other disposition within three months of their acquisition by the Fund of stocks, securities, options, futures or forward contracts. These requirements will limit the Fund's ability to write and purchase options, to purchase and sell futures contracts, to purchase or sell forward foreign currency contracts, to enter into interest rate swaps and to purchase or sell interest rate caps and floors. In addition, the Fund will qualify as a regulated investment company for any taxable year only if it satisfies the diversification requirements set forth in the Fund's Prospectus under the heading "Additional Investment Considerations--Non- Diversified Status."

    The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situation and the possible effects of changes therein.

    The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended November 30 of such year, (or December 31 if elected by the Fund), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these shareholders for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

    Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

    The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her Fund shares. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend.

    Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund's Common Stock.

    The Fund generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net distributions of realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his or her subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding.

    FOREIGN TAX CREDIT

    Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. If eligible, the Fund intends to file such an election. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States shareholder will be required to (i) include in gross income(in addition to taxable dividends actually received) his pro rata share of any foreign income taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him; and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who normally are not liable for Federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign income taxes may be claimed by an individual United States shareholder who does not itemize deductions. In addition, certain individual United States shareholders may be subject to rules which limit or reduce their ability to fully deduct their pro rata share of the foreign income taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign income taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign income taxes paid to each such country, and (ii) the portion of dividends that represents income derived from sources within each such country.

    Generally, a credit for foreign taxes may not exceed the shareholder's United States tax attributable to the shareholder's total foreign source taxable income. Generally, the source of the Fund's income flows through to its shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, including foreign source "passive income," including dividends, interest and capital gains. Further, the foreign tax credit is allowed to offset only 90% of any alternative minimum tax to which a shareholder may be subject. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If a shareholder could not credit his full share of the foreign tax paid, double taxation of such income could be mitigated only by deducting the foreign tax paid, which may be subject to limitation as described above.

    The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

UNITED STATES FEDERAL INCOME TAXATION OF THE FUND

    The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

    CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

    OPTIONS, FUTURES CONTRACTS, AND FORWARD FOREIGN CURRENCY CONTRACTS. Certain listed options, regulated futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss unless the Fund elects to have the gain or loss it realizes on these contracts taxed as "section 988" gains or losses. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

    The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. Recently issued regulations under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

    With respect to over-the-counter put and call options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

    Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund. In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

    TAX STRADDLES. Any option, futures contract, or forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. The Treasury Department recently has issued proposed regulations which, if adopted, would treat interest rate swaps, caps and floors entered into or purchased by the Fund as positions which may also constitute part of a straddle for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position consists of an ordinary asset and at least one position consists of a capital asset. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

    ZERO COUPON SECURITIES.   Current federal tax law requires
that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

TAXATION OF FOREIGN STOCKHOLDERS

    The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

    Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

    The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, or any other subsidiary or affiliate of the Equitable Life Assurance Society of the United States.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

    The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Directors will not be able to elect any person or persons to the Board of Directors.

    The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock and 3,000,000,000 shares of Class C Common Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

    Procedures for calling a shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

    An order has been received from the Commission permitting the issuance and sale of three classes of shares representing interests in the Fund. The issuance and sale of any additional classes will require an additional order from the Commission.
There is no assurance that such exemptive relief would be granted.

    The outstanding voting shares of the Fund as of October 10, 1995 consisted of 36,618,793 Class A shares, 167,948,300 Class B shares and 32,921,041 Class C shares of common stock. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 10, 1995:

                             No. of     % of     % of      % of
Name and Address            Shares    Class A    Class B  Class C
----------------            --------  --------  --------  -------

Merrill Lynch              4,844,537  13.34%
Mutual Fund Operations
4800 Deer Lake Dr. East
3rd Floor
Jacksonville, Florida
32246-6484

Merrill Lynch             48,964,470            29.21%
Mutual Fund Operations
4800 Deer Lake Dr. East
3rd Floor
Jacksonville, Florida
32246-6484

Merrill Lynch             16,221,7534                     49.13%
Mutual Fund Operations
4800 Deer Lake Dr. East
3rd Floor
Jacksonville, Florida
32246-6484


CUSTODIAN

    Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

    Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Alliance Fund Distributors, Inc. is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

COUNSEL

    Legal matters in connection with the issuance of the shares of common stock offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

INDEPENDENT AUDITORS

    Ernst & Young LLP, 787 Seventh Avenue, New York, New York
10019, have been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

    From time to time the Fund advertises its "yield", "actual distribution rate" and "total return". The Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The actual distribution rate is compounded separately for Class A shares, Class B shares and Class C shares. Advertisements of the Fund's total return disclose the Fund's average annual compounded total return for its most recently completed one, five and ten year periods (or the period since the Fund's inception). The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested in the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

    The Fund's yield for the month ended May 31, 1995 for Class A shares was 13.46%, for Class B shares was 13.36% and for Class C shares was 13.37%. The Fund's actual distribution rate for such period for Class A shares was 13.30%, for Class B shares was 12.89% and for Class C shares was 12.89%. The Fund's average total returns from March 27, 1992 (commencement of operations for Class A and Class B shares) through May 31, 1995 were <.83%> and

<.27%> for Class A and Class B shares, respectively, and for the period from May 3, 1993 (commencement of distribution for Class C shares) through May 31, 1995 was <5.61%> for Class C shares. The Fund's average annual total returns for the one-year period ended May 31, 1995 were <16.07%>, <15.63%> and <13.24%> for Class A,
Class B and Class C shares, respectively.

    The Fund's average annual total returns for the period from March 27, 1992 (commencement of operations for Class A and Class B shares) through November 30, 1994 were 3.46% and 2.75% for Class A and Class B shares, respectively and for the period from May 3, 1993 (commencement of distribution for Class C shares) through November 30, 1994 was <2.52%> for Class C shares. The Fund will compute yield and total return figures separately for Class A shares, Class B shares and Class C shares.

    Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type, and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions. The Fund may advertise the fluctuation of its net asset value over certain time periods and compare its performance to that available from other investments, including money market funds and certificates of deposit, the later of which, unlike the Fund, are insured and have fixed rates of return.

    Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. It is expected that the Fund will be ranked by Lipper in the category known as "World Income Funds."

ADDITIONAL INFORMATION

    Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of

1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

















































                               112
00250117.AI2

PORTFOLIO OF INVESTMENTS                               ALLIANCE NORTH AMERICAN
MAY 31, 1995 (UNAUDITED)                          GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
                                 PRINCIPAL
                                  AMOUNT
                                   (000)        U.S. $ VALUE
----------------------------------------------------------------
ARGENTINA-33.3%
GOVERNMENT OBLIGATIONS-33.3%
Bonos De Inversion y Crecimiento
  25.22%, 5/01/01
  (FRN)                      ARS 125,746        $141,192,578
Republic of Argentina
  Pensioner-Bocon Series I
  4.00%, 4/01/01 (FRN)           184,341         102,605,130
  Pensioner-Bocon Series II
  4.00%, 9/01/02 (FRN)            83,556          36,330,417
  Supplier-Bocon
  4.00%, 4/01/07 (FRN)           688,954         260,975,779
Total Argentina Securities
  (cost $742,491,070)                            541,103,904

CANADA-26.5%
GOVERNMENT/AGENCY-26.5%
Government of Alberta Telephone Co.
  9.60%, 7/07/98             CAS   4,500           3,475,010
Government of Canada
  6.25%, 2/01/98                   7,000           4,986,455
  7.50%, 7/01/97                   9,950           7,308,025
  7.50%, 12/01/03                100,000          71,373,809
  8.00%, 6/01/23                 153,570         108,487,441
  9.00%, 6/01/25 Series A         50,000          39,337,739
Hydro-Quebec
  7.00%, 6/01/04                  50,000          32,897,667
Ontario Hydro
  10.00%, 3/19/01                 50,000          39,867,110
  11.00%, 10/01/97                 1,500           1,175,642
Province of Alberta
  7.75%, 2/04/98                  20,000          14,712,862
Province of British Columbia
  9.00%, 8/23/24                  25,000          19,086,718
Province of Manitoba
  9.38%, 11/15/04                 30,000          23,477,785
  11.00%, 8/15/00                 20,000          16,545,581
Province of Ontario
  8.75%, 4/16/97                   4,500           3,359,680
Province of Quebec
  8.50%, 4/01/97                   9,500           7,057,282
Province of Saskatchewan
  8.125%, 2/04/97   CA$           10,000          $7,376,145
  9.00%, 12/11/96                  8,000           5,968,676
  9.50%, 8/16/04                  20,000          15,662,079
  11.00%, 1/09/01                 10,000           8,277,170
Total Canadian Securities
  (cost $439,772,199)                            430,432,876

MEXICO-21.8%
GOVERNMENT/AGENCY-21.8%
Bankers Acceptances
  Nacional Financiera
  S.N.C.
  15.00%, 8/13/98(b)         MXP  80,180           5,028,506
  16.50%, 12/26/03(b)            414,125          22,772,853
  16.95%, 12/24/03(b)             81,401           4,478,239
  17.50%, 12/11/03(b)             55,253           3,048,090
  52.25%, 10/11/95(b)             70,000           9,518,862
  52.25%, 10/31/95(b)             69,000           9,188,780
  52.30%, 11/16/95(b)             57,600           7,528,273
  52.75%, 10/26/95(b)            112,405          15,058,628

Mexican Ajustabonos
  5.07%, 11/28/96 (a)             31,500           6,532,055

Mexican Treasury Bills
  11.10%, 1/11/96(b)              38,741           4,828,256
  13.11%, 10/05/95(b)            150,000          20,671,146
  13.85%, 8/10/95(b)             191,006          28,168,981
  14.00%, 6/01/95(b)             209,260          33,976,927
  14.56%, 12/07/95(b)            149,129          19,105,885
  14.97%, 12/14/95(b)             69,082           8,857,814
  15.29%, 6/08/95(b)             196,553          31,594,793
  15.58%, 6/15/95(b)             172,011          27,376,044
  15.80%, 6/22/95(b)             134,740          21,234,170
  35.38%, 7/27/95(b)             136,513          20,508,636
  35.99%, 2/15/96(b)             114,862          13,943,689
  38.01%, 8/17/95(b)             158,281          23,130,645
  46.50%, 11/16/95(b)             61,302           8,042,344
  48.90%, 11/09/95(b)             35,000           4,628,759
  53.13%, 8/03/95(b)              40,000           5,953,678

Total Mexican Securities
  (cost $587,139,431)                            355,176,053

 4


ALLIANCE NORTH AMERICAN                           GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
                                 PRINCIPAL
                                  AMOUNT
                                   (000)        U.S. $ VALUE
--------------------------------------------------------------
UNITED STATES-39.9%
U.S. TREASURY SECURITIES-27.6%
U.S. Treasury Bond
  12.00%, 5/15/05            US$  28,000         $39,510,625
  14.00%, 11/15/11                13,900          22,257,375
U.S. Treasury Notes
  5.875%, 2/15/04                 90,000          87,440,625
  6.50%, 5/15/05                  55,413          56,304,803
  6.75%, 4/30/00                  15,000          15,426,563
  6.875%, 2/28/97                  5,000           5,082,813
  7.25%,2/15/98                   15,000          15,485,156
  7.50%, 2/15/05                   5,000           5,421,875
  9.375%, 4/15/96                113,500         116,763,125
  10.50%, 8/15/95                 13,000          13,117,813
U.S. Treasury Strips
  Zero coupon, 2/15/15           192,620          51,136,372
  Zero coupon, 8/15/20            14,400           2,639,434
  Zero coupon, 11/15/21          115,100          19,397,688
                                                 449,984,267
MORTGAGE BACKED SECURITIES-5.1%
Government National
  Mortgage Association
  7.00%, 8/15/23                  11,906          11,734,381
  8.00%, 2/15/23                  15,672          16,077,848
  8.00%,7/15/23                   12,053          12,362,094
  8.00%, 2/15/24                  11,168          11,453,742
  9.00%, 9/15/24                  12,755          13,376,305
  9.75%, 6/15/24                  16,569          17,645,731
                                                  82,650,101

COLLATERALIZED MORTGAGE
  OBLIGATIONS-1.6%
Federal Home Loan Mortgage Corp.
  Ser 1663 Trust PV (I/O)
  7.00%, 5/15/21 (d)         US$  33,436          $5,872,165
Federal National Mortgage
  Association
  Ser. '93 Trust-149 SD (I/O)
  1.00%, 8/25/98 (d)             212,694           3,988,009
  Ser. '94 Trust-19 SE
  3.938%, 1/25/24 (d)              6,666           1,473,822
  Ser. '93 Trust-121 PH (I/O)
  7.00%, 1/25/19 (d)              72,133          10,707,204
  Ser. '93 Trust-141 PJ (I/O)
  7.00%, 6/25/19 (d)              17,779           2,672,394
U.S. Veterans Affair
  Trust 1992-2 (I/O)
  10.00%, 9/15/22 (d)             29,944           1,542,091
                                                  26,255,685

STRIPPED MORTGAGE
  BACKED SECURITIES-3.3%
Federal National
  Mortgage Association
  Zero coupon, 10/09/19          329,105          53,642,331
FEDERAL AGENCY SECURITIES-2.3%
Small Business Administration
  BS92-5A (I/O)
  2.383%, 11/15/17
  (c)(d) FRN                       40,712           4,491,029
  BS92-1G (I/O)
  2.62%, 4/15/17
  (c)(d) FRN                       11,915           1,483,973

 5


                                                       ALLIANCE NORTH AMERICAN
PORTFOLIO OF INVESTMENTS (CONT.)                  GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
                                 PRINCIPAL
                                  AMOUNT
                                   (000)        U.S. $ VALUE
-------------------------------------------------------------
Student Loan Marketing
  Association
  15.00%, 9/13/95           US$  30,320      $    31,132,576
                                                  37,107,578
Total United States Securities
  (cost $648,020,183)                           649,639,962

TOTAL INVESTMENTS -121.5%
  (cost $ 2,417,422,883)                     $1,976,352,795
Other assets less liabilities-(21.5%)          (349,715,985)

NET ASSETS-100%                              $1,626,636,810


(a) Interest payment adjusted quarterly based on Mexico's inflation rate on the date of interest payment.

(b) Annualized yield to maturity at purchase date.

(c) Illiquid security, valued at fair value (see Notes A & G).

(d) Interest rate represents yield to maturity.

    Glossary of terms:
    FRN - Floating Rate Note, states interest rate in effect at May 31, 1995. (I/O) - Interest only.

    See notes to financial statements.

6


STATEMENT OF ASSETS AND LIABILITIES                    ALLIANCE NORTH AMERICAN
MAY 31, 1995 (UNAUDITED)                          GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $2,417,422,883)     $1,976,352,795
  Cash, at value (cost $16,290,961)                                 16,302,284
  Receivable for securities sold                                    48,128,670
  Interest receivable                                               26,361,569
  Receivable for capital stock sold                                  5,976,485
  Deferred organization expenses                                       122,247
  Other assets                                                         102,361
  Total assets                                                   2,073,346,411

LIABILITIES
  Loan payable                                                     250,000,000
  Payable for investment securities purchased                      172,312,491
  Payable for capital stock redeemed                                 8,984,109
  Dividend payable                                                   8,937,093
  Loan interest payable                                              3,250,417
  Advisory fee payable                                               1,001,017
  Distribution fee payable                                             281,422
  Accrued expenses                                                   1,943,052
  Total liabilities                                                446,709,601

NET ASSETS                                                      $1,626,636,810

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      233,130
  Additional paid-in capital                                     2,496,470,642
  Undistributed net investment income                                5,569,140
  Accumulated net realized loss on investments and foreign
  currency transactions                                            435,019,261)
  Net unrealized depreciation of investments and foreign
  currency denominated assets and liabilities                     (440,616,841)
                                                                $1,626,636,810

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($236,421,082/
    33,886,992 shares of capital stock issued and outstanding)           $6.98
  Sales charge-4.25% of public offering price                              .31
  Maximum offering price                                                 $7.29

  CLASS B SHARES
  Net asset value and offering price per share($1,157,639,007/
    165,900,087 shares of capital stock issued and outstanding)          $6.98

CLASS C SHARES
  Net asset value, redemption and offering price per share($232,576,721
    /33,342,592 shares of capital stock issued and outstanding)          $6.98


See notes to financial statements.

7


STATEMENT OF OPERATIONS                                 ALLIANCE NORTH AMERICAN
SIX MONTHS ENDED MAY 31, 1995 (UNAUDITED)         GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $629,080)          $  151,505,731

EXPENSES
  Advisory fee                                        5,768,923
  Distribution fee-Class A                              317,577
  Distribution fee-Class B                            5,436,393
  Distribution fee-Class C                            1,133,767
  Interest expense                                    8,811,841
  Transfer agency                                     1,751,349
  Custodian                                           1,487,905
  Taxes                                                 106,017
  Registration                                           97,273
  Administrative                                         77,331
  Audit and legal                                        75,263
  Printing                                               72,597
  Amortization of organization expenses                  33,503
  Directors' fees                                        15,338
  Miscellaneous                                          24,494
  Total expenses                                                    25,209,571
  Net investment income                                            126,296,160

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized loss on investment transactions                     (78,158,070)
  Net realized loss on foreign currency transactions              (250,101,037)
  Net change in unrealized depreciation of investments             (42,650,378)
  Net change in unrealized depreciation of foreign currency
    denominated assets and liabilities                                 520,005
  Net loss on investments                                         (370,389,480)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(244,093,320)


See notes to financial statements.

8


                                                        ALLIANCE NORTH AMERICAN
STATEMENT OF CHANGES IN NET ASSETS                GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
                                              Six Months Ended     Year Ended
                                                 MAY 31, 1995      NOVEMBER 30,
                                                  (UNAUDITED)          1994
                                                 -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $126,296,160   $  255,422,163
  Net realized loss on investments and
    foreign currency transactions                (328,259,107)    (172,464,342)
  Net change in unrealized depreciation of
    investments and foreign currency
    denominated assets and liabilities            (42,130,373)    (418,790,066)
  Net decrease in net assets from operations     (244,093,320)    (335,832,245)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (16,193,139)     (31,066,379)
    Class B                                       (77,133,481)    (153,207,280)
    Class C                                       (16,140,892)     (38,260,122)
  Return of capital
    Class A                                                -0-      (6,559,363)
    Class B                                                -0-     (32,407,917)
    Class C                                                -0-      (7,957,809)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                        (332,656,354)   1,026,091,221
  Total increase (decrease)                      (686,217,186)     420,800,106

NET ASSETS
  Beginning of year                             2,312,853,996    1,892,053,890
  End of period (including undistributed
    net investment income of $5,569,140 for
     the six months ended May 31,1995)         $1,626,636,810   $2,312,853,996


See notes to financial statements.

9


STATEMENT OF CASH FLOWS                                ALLIANCE NORTH AMERICAN
SIX MONTHS ENDED MAY 31, 1995 (UNAUDITED)         GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                               $  77,004,844
  Interest expense paid                              (8,185,660)
  Operating expenses paid                           (17,783,035)
  Net increase in cash from operating activities                  $ 51,036,149

INVESTING ACTIVITIES:
  Proceeds of short-term portfolio investments,
    net                                             375,863,670
  Purchase of long-term portfolio investments    (1,080,628,287)
  Proceeds from disposition of long-term
    portfolio investments                         1,159,708,586
  Net increase in cash from investing activities                   454,943,969

FINANCING ACTIVITIES*:
  Net redemptions from capital stock transactions  (377,059,587)
  Cash dividends paid                               (67,553,068)
  Net decrease in cash from financing activities                  (444,612,655)
  Effect of exchange rate on cash                                  (45,065,179)
  Net increase in cash                                              16,302,284
  Cash at beginning of year                                                 -0-
  Cash at end of period                                            $16,302,284


RECONCILIATION OF NET DECREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations             $(244,093,320)

ADJUSTMENTS:
Increase in interest receivable                     $  (369,317)
Net realized loss on securities                      78,158,070
Net change in unrealized depreciation                42,130,373
Accretion of bond discount                          (74,760,650)
Decrease in accrued expenses and other liabilities     (130,044)
Net realized loss on foreign currency transactions  250,101,037
Total adjustments                                                  295,129,469
Net increase in cash from operating activiites                   $  51,036,149


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.

10


NOTES TO FINANCIAL STATEMENTS                          ALLIANCE NORTH AMERICAN
MAY 31, 1995 (UNAUDITED)                          GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance North American Government Income Trust, Inc. (the 'Fund'), was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end investment company. On February 23, 1993, the creation of a third class of shares, Class C, was approved by the Board of Directors. The Fund currently offers three classes of shares, Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Distribution of Class C shares commenced on May 3, 1993. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities traded on the over the counter market are valued at the mean of the closing bid and asked price provided by the principal market makers. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net foreign exchange losses of $250,101,037 represents foreign exchange gains and losses from sales and maturities of securities, holding of foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized depreciation of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $331,965 have been deferred and are being amortized on a straight-line basis through March, 1997.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions in excess of net investment income represent distributions recognized in accordance with generally accepted accounting principles but recognized in future periods for tax purposes.

11


                                                        ALLIANCE NORTH AMERICAN
NOTES TO FINANCIAL STATEMENTS (CONTINUED)         GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
7. CONCENTRATION OF RISK
The investments in Emerging Markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the funds' investments and the income they generate, as well as the funds' ability to repatriate such amounts.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the 'Adviser'), an advisory fee at an annual rate of
 .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fee, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No such reimbursement was required for the six months ended May 31, 1995.
Pursuant to the advisory agreement, the Fund paid to the Adviser $77,331 representing the cost of certain legal and accounting services provided to the Fund by the Adviser.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,112,657for the six months ended May 31, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $71,099from the sale of Class A shares and $2,729,839 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the six months ended May 31, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $32,955,669and $2,568,090for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

12


                                                        ALLIANCE NORTH AMERICAN
                                                  GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $1,080,628,287 and $1,159,708,586, respectively, for the six months ended May 31, 1995. At May 31, 1995, the cost of investments for federal income tax purposes was $2,425,554,079. Accordingly, gross unrealized appreciation of investments was $8,361,019 and gross unrealized depreciation of investments was $457,562,303, resulting in the net unrealized depreciation of $449,201,284. At May 31, 1995 the Fund had a capital loss carry-forward of $70,618,925, which expires in the year 2002.

NOTE E: BANK BORROWING
The Fund entered into a Revolving Credit Agreement with Credit Lyonnais of New York on June 29, 1994. The maximum credit available under the renewed credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the renewed Credit Agreement at May 31, 1995 was $250,000,000 with a related weighted average annualized coupon rate of 6.095%. Interest payments on current borrowings are based on the London Interbank Offered Rate. The Fund is also obligated to pay Credit Lyonnaise of New York a commitment fee, computed at the rate 5/16 of 1% per annum on the daily average unused portion of the revolving credit. The average monthly amount of the loan outstanding during the six months ended May 31, 1995 was approximately $166,667 with a weighted average annualized interest rate of 6.8%. The maximum amount of such a loan outstanding at any time during the year was $250,000,000.

NOTE F: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                 SHARES                      AMOUNT
                      --------------------------  -----------------------------
                        SIX MONTHS     YEAR         SIX MONTHS       YEAR
                          ENDED        ENDED           ENDED         ENDED
                      MAY 31, 1995   NOVEMBER 30,   MAY 31,1995   NOVEMBER 30,
                       (UNAUDITED)      1994        (UNAUDITED)       1994
                      ------------  ------------  -------------  --------------
CLASS A
Shares sold             6,929,512    21,946,095    $43,550,076    $209,028,752
Shares issued in
  reinvestment
  of dividends and
  distributions         1,076,266     2,295,482      6,497,937      21,111,814
Shares redeemed       (11,469,291)  (12,811,114)   (72,571,998)   (116,080,684)
Net increase
  (decrease)           (3,463,513)   11,430,463   $(22,523,985)   $114,059,882

CLASS B
Shares sold            15,376,370   102,755,123    $98,147,329   $ 992,033,470
Shares issued in
  reinvestment of
  dividends and
  distributions         4,722,769     9,573,189     29,073,541      87,838,691
Shares redeemed       (55,763,799)  (37,684,580)  (356,522,189)   (335,913,399)
Net increase
  (decrease)          (35,664,660)   74,643,732  $(229,301,319)   $743,958,762

CLASS C
Shares sold             3,461,853    48,593,915    $21,754,285    $476,032,862
Shares issued in
  reinvestment
  of dividends and
  distributions         1,360,527     3,227,731      8,473,416      29,684,779
Shares redeemed       (16,961,977)  (36,333,163)  (111,058,751)   (337,645,064)
Net increase
  (decrease)          (12,139,597)   15,488,483   $(80,831,050)  $ 168,072,577

13


                                                        ALLIANCE NORTH AMERICAN
NOTES TO FINANCIAL STATEMENTS (CONTINUED)         GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
NOTE G: ILLIQUID SECURITIES

SECURITY                                     DATE ACQUIRED              COST
Small Business Administration
  BS92-1G (1/O)
  2.62%, 4/15/17 FRN                             7/22/92             $1,435,444
  BS92-5A (I/O)
  2.383%, 11/15/17 FRN                          10/02/92              4,569,084

The securities shown above are illiquid and have been valued at fair value in accordance with the procedures described in Note A. The value of these securities at May 31, 1995 was $5,975,002 representing 0.4% of net assets.

NOTE H: REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements, pertaining to the types of securities in which it invests with member banks of the Federal Reserve System and with broker dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. The Fund's Board of Directors has established procedures which are periodically reviewed by the Board to monitor the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions. The Fund always requires continual maintenance by its custodian for its account in the Federal Reserve Treasury Book Entry System of collateral in an amount equal to or in excess of the resale price in each agreement.

In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price.

NOTE I: SUBSEQUENT EVENTS
LITIGATION
Subsequent to November 30, 1994 several complaints, seeking class-action status on behalf of certain of the Fund's shareholders, have been filed against the Fund, the Adviser and others. The actions allege violations of federal securities laws, fraud, negligence, negligent misrepresentations and omissions, breach of fiduciary duty and breach of contract in connection with the Fund's investments in Mexican and Argentine securities and seek unspecified damages and costs. The ultimate effect on the fund, if any, of these actions is not determinable at this time.

14


                                                        ALLIANCE NORTH AMERICAN
FINANCIAL HIGHLIGHTS                              GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                  CLASS A
                                -----------------------------------------------
                                  SIX MONTHS    YEAR      YEAR       MAR.27,
                                    ENDED       ENDED     ENDED     1992* TO
                                MAY 31, 1995    NOV.30,   NOV.30,    NOV.30,
                                 (UNAUDITED)     1994      1993      1992
                                 ------------ ----------- ------ --------------
Net asset value, beginning
  of period                         $8.13      $10.35     $9.70    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                 .54        1.02      1.09     .  69(a)
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions     (1.21)      (2.12)      .66      (.31)
Net increase (decrease) in net
  asset value from operations        (.67)      (1.10)     1.75       .38

LESS: DISTRIBUTIONS
Dividends from net investment
income                               (.48)       (.91)    (1.09)     (.68)
Return of capital                      -0-       (.21)       -0-       -0-
Distribution from net realized gains   -0-         -0-     (.01)       -0-
Total dividends and distributions    (.48)      (1.12)    (1.10)     (.68)
Net asset value, end of period      $6.98       $8.13    $10.35      9.70

TOTAL RETURN
Total investment return based on
net asset  value (d)                (7.18)%    (11.32)%   18.99%    3.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                $236,421    $303,538  $268,233  $61,702
Ratio of expenses to average
  net assets                         2.70%(b)    1.70%     1.61%    2.45%(b)(c)
Ratio of expenses to average net
  assets excluding interest
  expense (see Note E)               1.54%(b)    1.37%     1.33%    1.66%(b)
Ratio of net investment income
  to average net assets             17.21%(b)   11.22%    10.77%   10.93%(b)(c)
Portfolio turnover rate                60%        131%      254%      86%


See footnote summary on page 17.

15


                                                       ALLIANCE NORTH AMERICAN
FINANCIAL HIGHLIGHTS (CONT.)                      GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                CLASS B
                             --------------------------------------------------
                              SIX MONTHS     YEAR        YEAR      MAR. 27,
                                 ENDED       ENDED       ENDED    1992* to
                             MAY 31, 1995   NOV. 30,    NOV. 30,   NOV. 30,
                              (UNAUDITED)     1994        1993      1992
                              ------------ --------- ----------- --------------
Net asset value, beginning
  of period                      $8.13      $10.35       $9.70    $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income              .51      .   96        1.01       .64(a)
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions  (1.21)      (2.13)        .67      (.31)
Net increase (decrease) in net
  asset value from operations     (.70)      (1.17)       1.68       .33
LESS: DISTRIBUTIONS
Dividends from net
  investment income               (.45)       (.84)      (1.02)     (.63)
Return of capital                   -0-       (.21)         -0-       -0-
Distribution from net
   realized gains                   -0-         -0-       (.01)       -0-
Total dividends and
  distributions                   (.45)      (1.05)      (1.03 )    (.63)
Net asset value, end of period   $6.98       $8.13      $10.35     $9.70
TOTAL RETURN
Total investment return based
  on net asset value (d)         (7.81)%    (11.89)%     18.15%     3.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)           $1,157,639  $1,639,602  $1,313,591  $216,317
Ratio of expenses to
  average net assets              3.40%(b)    2.41%       2.31%     3.13%(b)(c)
Ratio of expenses to average
  net assets excluding interest
  expense (see Note E)            2.25%(b)    2.07%       2.04%     2.35%(b)
Ratio of net investment income
  to average net assets          16.44%(b)   10.53%      10.01%    10.16%(b)(c)
Portfolio turnover rate             60%        131%        254%       86%

See footnote summary on page 17.

16


                                                       ALLIANCE NORTH AMERICAN
                                                  GOVERNMENT INCOME TRUST, INC.
-------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        CLASS C
                                           ------------------------------------
                                            SIX MONTHS      YEAR      MAY 3,
                                              ENDED         EDNED    1993** to
                                           MAY 31,1995     NOV.30,   NOV. 30,
                                           (UNAUDITED)      1994       1993
                                           ------------ --------- -------------
Net asset value, beginning of period          $8.13       $10.34     $10.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .51          .96        .58
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                (1.21)       (2.12)       .30
Net increase (decrease) in net asset
  value from operations                        (.70)       (1.16)       .88

LESS: DISTRIBUTIONS
Dividends from net investment income           (.45)        (.84)      (.58)
Return of capital                                -0-        (.21)        -0-
Total dividends and distributions              (.45)       (1.05)      (.58)
Net asset value, end of period                $6.98        $8.13     $10.34

TOTAL RETURN
Total investment return based on
  net asset value (d)                         (7.69)%     (11.89)%     9.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)  $232,577     $369,714   $310,230
Ratio of expenses to average net assets        3.40%(b)     2.39%      2.21%(b)
Ratio of expenses to average net assets
  excluding interest expense (see Note E)      2.25%(b)     2.06%      2.04%(b)
Ratio of net investment income
  to average net assets                       16.44%(b)    10.46%      9.74%(b)
Portfolio turnover rate                          60%         131%       254%


*  Commencement of operations.
**  Commencement of distribution.

(a)  Net of expenses waived by the Adviser.

(b)  Annualized.

(c) If the Fund had borne all expenses, the ratios of expenses to average net assets would have been 2.49% and 3.16% for Class A and Class B shares, respectively. The ratios of net investment income to average net assets would have been 10.89% and 10.12% for Class A and Class B shares, respectively.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

PORTFOLIO OF INVESTMENTS
November 30, 1994         Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

                                          Principal
                                           Amount
                                           (000)        U.S.$ Value
ARGENTINA-26.7%
GOVERNMENT
  OBLIGATIONS-26.7%
Bonos De Inversion y
  Crecimiento
  19.51%, 5/01/01 (FRN)     ARS           $156,077     $165,099,411
Republic of Argentina
  Pensioner-Bocon Series I
  3.10%, 4/01/01 (FRN).                    222,484      110,321,709
  Pensioner-Bocon Series II
  3.10%, 9/01/02 (FRN)                     165,186       68,649,022
  Supplier-Bocon
  3.10%, 4/01/07 (FRN).                    755,271      273,453,165
Total Argentina Securities                             ------------
  (cost $869,961,279)..                                 617,523,307
                                                       ------------
BRAZIL-0.1%
AGENCY OBLIGATIONS-0.1%
Siderrurgica Brasileisa
  6.00%, 8/15/99(d)
  (cost $1,341,166)....     CRZ              8,256*       1,450,492
                                                       ------------
CANADA-12.5%
GOVERNMENT/AGENCY-12.5%
Government of Alberta
  Telephone Co.
  9.60%, 7/07/98.......     CA$              4,500        3,355,661
Government of Canada
  6.25%, 2/01/98.......                      7,000        4,776,740
  7.50%, 7/01/97.......                      9,950        7,106,575
  7.50%, 12/01/03......                     50,000       32,836,635
  8.00%, 6/01/23.......                    130,000       82,823,914
Hydro-Quebec
  7.00%, 6/01/04.......                     50,000       29,903,689
Ontario Hydro
  10.00%, 3/19/01......                     50,000       37,539,524
  11.00%, 10/01/97.....                      1,500        1,155,188
Province of Alberta
  7.75%, 2/04/98.......                     20,000       14,174,087
Province of Manitoba
  11.00%, 8/15/00......                     20,000       15,713,611
Province of Ontario
  7.50%, 2/07/24 ......     CA$             25,000      $14,257,678
  8.75%, 4/16/97 ......                      4,500        3,290,896
Province of Quebec
  8.50%, 4/01/97 ......                      9,500        6,909,468
Province of Saskatchewan
  8.125%, 2/04/97 .....                     10,000        7,210,612
  9.00%, 12/11/96 .....                      8,000        5,871,997
  9.50%, 8/16/04 ......                     20,000       14,344,176
  11.00%, 1/09/01 .....                     10,000        7,784,118
Total Canadian Securities                              ------------
  (cost $332,824,857) .                                 289,054,569
                                                       ------------
MEXICO-40.1%
GOVERNMENT/AGENCY-34.7%
Bankers Acceptances
  Nacional Financiera S.N.C.
  15.00%, 8/13/98(b) ..     MXP             80,180       14,069,689
  15.25%, 12/15/94(b) .                    150,000       43,353,019
  15.25%, 12/29/94(b) .                     36,764       10,550,124
  16.09%, 2/23/95(b) ..                     35,749        9,928,730
  16.50%, 2/26/03(b) ..                    414,125       39,240,290
  16.95%, 12/24/03(b) .                     81,401        7,716,191
  17.50%, 12/11/03(b) .                     55,253        5,251,427
Mexican Ajustabonos
  5.07%, 11/28/96 (a) .                     31,500       11,391,826
Mexican Treasury Bills
  10.37%, 12/29/94(b) .                     66,291       19,090,223
  10.38%, 12/22/94(b) .                    116,115       33,532,592
  10.40%, 1/05/95(b) ..                    140,821       40,439,309
  10.62%, 1/12/95(b) ..                    180,703       51,747,231
  10.74%, 3/02/95(b) ..                    134,800       37,866,570
  10.77%, 12/15/94(b) .                    257,633       74,611,112
  10.79%, 2/16/95(b) ..                    271,000       76,536,525
  11.10%, 1/11/96(b) ..                     38,741        9,691,831
  11.45%, 1/26/95(b) ..                     25,000        7,119,397
  11.49%, 12/08/94(b) .                    183,224       53,212,531
  13.11%, 10/05/95(b) .                    150,000       38,847,969
  13.85%, 8/10/95(b) ..                    171,006       45,198,482
  14.00%, 6/01/95(b) ..                     83,132       22,551,917
5
PORTFOLIO OF INVESTMENTS (cont.)
                          Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------
                                           Principal
                                            Amount
                                            (000)       U.S.$ Value
  14.53%, 2/09/95(b) ..     MXP             53,673     $ 15,200,292
  15.25%, 5/25/95(b) ..                     50,000       13,599,840
  15.29, 6/08/95(b) ...                     96,553       26,124,057
  15.30%, 4/12/95(b) ..                     30,000        8,291,437
  15.30%, 4/20/95(b) ..                     87,519       24,123,715
  15.58, 6/15/95(b) ...                    100,000       26,985,612
  15.80%, 6/22/95(b) ..                    134,740       36,265,290
                                                       ------------
                                                        802,537,228
                                                       ------------
REPURCHASE
  AGREEMENT-5.4%
Citibank Mexico
  16.70%, dated 11/28/94
  due 12/05/94
  collateralized by $124,355,851
  Nacional Financiera
  Bankers Acceptance
  Zero coupon, due 12/08/94
  value $123,784,523
  proceeds $124,236,026                    425,228      123,846,704
Total Mexican Securities                                -----------
  (cost $984,409,416) .                                 926,383,932
                                                        -----------
UNITED STATES-35.3%
U.S. TREASURY
  SECURITIES-19.1%
U.S. Treasury Bond
  11.50%, 11/15/95 ....     US$             76,000       79,206,250
U.S. Treasury Notes
  8.00%, 1/15/97 ......                     13,500       13,641,328
  8.25%, 7/15/98 ......                     80,000       81,237,500
  9.375%, 4/15/96 .....                     85,000       87,377,344
  10.50%, 8/15/95 .....                     92,500       94,913,672
  11.25%, 2/15/95 .....                     13,980       14,132,906
U.S. Treasury Strips
  Zero coupon, 2/15/15                     277,975       55,386,730
  Zero coupon, 8/15/20                      14,400        1,849,552
  Zero coupon, 11/15/21                    115,100       13,731,432
                                                        -----------
                                                        441,476,714
                                                        -----------
MORTGAGE BACKED
  SECURITIES-7.9%
Government National
  Mortgage Association
  7.00%, 8/15/23-11/15/23   US$             94,903      $84,344,857
  7.50%, 6/15/23 ......                      8,548        7,867,229
  8.00%, 2/15/23-2/15/24                    64,906       61,681,151
  9.00%, 9/15/24 ......                     12,836       12,904,749
  9.75%, 6/15/24 ......                     16,616       17,192,169
                                                        -----------
                                                        183,990,155
                                                        -----------
COLLATARIZED MORTGAGE
  OBLIGATIONS-1.8%
Federal Home Loan
  Mortgage Corp.
  Ser 1663 Trust  PV (I/O)
  9.50%, 5/15/21 (e)...                      6,537        6,647,070
  Ser 13 Trust SB (I/O)
  20.00%, 11/25/15 (e).                      3,545        2,130,163
  Ser 29 Trust SD (I/O)
  28.00%, 4/25/24 (e)..                      2,327        1,072,056
Federal National Mortgage
  Association
  Ser. '93 Trust-121 PH (I/O)
  9.50%, 1/25/19 (e) ..                     12,381       12,904,965
  Ser. '93 Trust-141 PJ (I/O)
  9.50%, 6/25/19 (e) ..                      3,124        3,247,863
  Ser. '93 Trust-149 SD (I/O)
  11.00%, 8/25/98 (e) .                      5,145        4,073,446
  Ser. '94 Trust-19 SE (I/O)
  15.00%, 1/25/24 (e) .                      8,275        5,505,620
  Ser. '93 Trust- 202 SL (I/O)
  20.00%, 11/25/23 (e)                       4,156        2,088,260
  Ser. '94 Trust-19 FG (I/O)
  20.00%, 1/25/24 (e) .                      1,882        2,055,967
U.S. Veterans Affair
  Trust 1992-2 (I/O)
  10.00%, 9/15/22 (e) .                      1,713        1,693,051
                                                        -----------
                                                         41,418,461
                                                        -----------
6

                          Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

                                           Principal
                                            Amount
                                            (000)       U.S.$ Value
-------------------------------------------------------------------------------
STRIPPED MORTGAGE
  BACKED SECURITIES-1.1%
Federal National
  Mortgage Association
  Zero coupon, 10/09/19     US$            200,000     $ 25,574,744
FEDERAL AGENCY                                         ------------
  SECURITIES-1.7%
Small Business
  Administration
  BS92-1G (I/O)
  8.10%, 4/15/17(c)(e)      FRN              1,544        1,574,965
  BS92-5A (I/O)
  8.36%, 11/15/17(c)(e)     FRN              4,890        4,478,368
Student Loan Marketing
  Association
  15.00%, 9/13/95 .......                   30,320       32,171,642
                                                        -----------
                                                         38,224,975
                                                        -----------
REPURCHASE
  AGREEMENT-3.7%
Citicorp
  5.62%, dated 11/30/94
  due 12/01/94
  collateralized by
  $87,710,000
  U.S. Treasury Note
  7.50%, 10/31/99
  value $85,658,159
  proceeds $85,126,287      US$             85,113     $ 85,113,000
Total United States                                    ------------
  Securities
  (cost $860,093,341)                                   815,798,049
TOTAL INVESTMENTS-114.7%                               ------------
  (cost $ 3,048,630,059)                              2,650,210,349
Other assets less
  liabilities-(14.7%) ...                              (337,356,353)
                                                     --------------
NET ASSETS-100%..........                            $2,312,853,996
                                                     ==============

*     Units
(a) Interest payment adjusted quarterly based on Mexico's inflation rate on the date of interest payment.
(b)   Annualized yield to maturity at purchase date.
(c)   Illiquid security, valued at fair value (see Notes A & G).
(d) Security is exempt from registration under Rule 144A of the Securities AcT of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1994 this security amounted to $1,450,492 or 0.1% of net assets.
(e)   Interest rate represents yield to maturity.
      Glossary of terms:
      FRN  Floating Rate Note, states interest rate in effect at November
      30, 1994.
      (I/O)  Interest only.
      See notes to financial statements.
7

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1994         Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $3,048,630,059)    $2,650,210,349
  Interest receivable .....................................        25,982,252
  Receivable for capital stock sold .......................         8,185,804
  Deferred organization expenses ..........................           155,749
  Other assets ............................................           189,247
                                                               --------------
  Total assets ............................................     2,684,723,401
                                                               --------------

LIABILITIES
  Loan payable ............................................       250,000,000
  Payable for investment securities purchased .............        92,644,143
  Payable for capital stock redeemed ......................        11,551,767
  Dividend payable ........................................        11,067,543
  Loan interest payable ...................................         2,624,236
  Advisory fee payable ....................................         1,394,032
  Distribution fee payable ................................           344,705
  Accrued expenses ........................................         2,242,979
                                                               --------------
  Total liabilities .......................................       371,869,405
                                                               --------------

NET ASSETS ................................................    $2,312,853,996
                                                               ==============

COMPOSITION OF NET ASSETS
  Capital stock, at par ...................................    $      284,398
  Additional paid-in capital ..............................     2,829,075,728

  Distributions in excess of net investment income ........       (11,259,508)
  Accumulated net realized loss on investments and
    foreign currency transactions .........................      (106,760,154)

  Net unrealized depreciation of investments and
    foreign currency denominated assets and liabilities ...      (398,486,468)
                                                               --------------
                                                               $2,312,853,996
                                                               ==============
CALCULATION OF MAXIMUM OFFERING PRICE
  Class A Shares
  Net asset value and redemption price per share
    ($303,537,881/37,350,505 shares of capital stock
    issued and outstanding) ...............................             $8.13
  Sales charge - 4.25% of public offering price ...........               .36
                                                                        -----
  Maximum offering price ..................................             $8.49
                                                                        =====
  Class B Shares
  Net asset value and offering price per share
    ($1,639,602,166/201,564,747 shares of capital
    stock issued and outstanding) .........................             $8.13
                                                                        =====
  Class C Shares
  Net asset value, redemption and offering price per
    share ($369,713,949/45,482,189 shares of capital
    stock issued and outstanding) .........................             $8.13
                                                                        =====

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1994
                          Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest (net of foreign
    taxes withheld of $882,439)                   $ 311,145,435
EXPENSES
  Advisory fee ................      16,529,719
  Distribution fee-Class A ....         945,382
  Distribution fee-Class B ....      16,742,873
  Distribution fee-Class C ....       4,184,135
  Interest expense ............       8,095,179
  Custodian ...................       4,073,443
  Transfer agency .............       3,588,501
  Registration ................         626,348
  Printing ....................         313,194
  Taxes .......................         225,124
  Administrative ..............         151,007
  Audit and legal .............         115,056
  Amortization of
    organization expenses .....          67,189
  Directors' fees .............          19,184
  Miscellaneous ...............          46,938
                                   ------------
  Total expenses ..............                      55,723,272
                                                  -------------
  Net investment income .......                     255,422,163
                                                  -------------
REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
  Net realized loss on
    investment transactions ...                    (106,583,131)
  Net realized loss on foreign
    currency transactions .....                     (65,881,211)
  Net change in unrealized
    appreciation of investments                    (418,842,831)
  Net change in unrealized
    depreciation of foreign
    currency denominated
    assets and liabilities ....                          52,765
                                                  -------------
    Net loss on investments ...                    (591,254,408)
                                                  -------------
NET DECREASE IN NET
  ASSETS FROM OPERATIONS ......                   $(335,832,245)
                                                  =============

See notes to financial statements.

STATEMENT OF CHANGES
IN NET ASSETS             Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

                                         Year Ended         Year Ended
                                        November 30,       November 30,
                                           1994               1993
INCREASE (DECREASE) IN
 NET ASSETS FROM OPERATIONS
  Net investment income .........    $  255,422,163     $   89,907,351
  Net realized gain (loss) on
    investments and foreign
    currency transactions .......      (172,464,342)        20,784,982
  Net change in unrealized
    appreciation (depreciation)
    of investments and
    foreign currency denominated
    assets and liabilities ......      (418,790,066)        29,478,124
                                       -------------     -------------
  Net increase (decrease)
    in net assets from operations      (335,832,245)       140,170,457
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
  Net investment income
    Class A .....................       (31,066,379)       (16,666,513)
    Class B .....................      (153,207,280)       (65,236,310)
    Class C .....................       (38,260,122)        (7,397,475)
  Return of capital
    Class A .....................        (6,559,363)               -0-
    Class B .....................       (32,407,917)               -0-
    Class C .....................        (7,957,809)               -0-
  Net realized gains on
    investments
    Class A .....................               -0-            (99,425)
    Class B .....................               -0-           (341,106)
CAPITAL STOCK TRANSACTIONS
  Net increase ..................     1,026,091,221      1,563,605,726
                                     --------------     --------------
  Total increase ................       420,800,106      1,614,035,354
NET ASSETS
  Beginning of year .............     1,892,053,890        278,018,536
                                     --------------     --------------
  End of year ...................    $2,312,853,996     $1,892,053,890
                                     ==============     ==============

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended November 30, 1994
                          Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received ................   $   140,511,035
  Interest expense paid ............        (5,860,389)
  Operating expenses paid ..........       (46,850,693)
                                       ---------------
  Net increase in cash from
     operating activities ..........                      $    87,799,953

INVESTING ACTIVITIES:
  Purchase of short-term
     portfolio investments, net ....      (138,859,704)
  Purchase of long-term
     portfolio investments .........    (3,807,800,451)
  Proceeds from disposition of
     long-term portfolio investments     2,893,279,957
                                       ---------------
  Net decrease in cash from
     investing activities ..........                       (1,053,380,198)


FINANCING ACTIVITIES*:
  Net proceeds from capital
     stock transactions ............       945,988,819
  Net proceeds from loan payable ...       200,000,000
  Cash dividends paid ..............      (134,004,970)
                                       ---------------
  Net increase in cash from
     financing activities ..........                        1,011,983,849
  Effect of exchange rate on cash ..                          (53,735,606)
                                                          ---------------
  Net decrease in cash .............                           (7,332,002)
  Cash at beginning of year ........                            7,332,002
                                                          ---------------
  Cash at end of year ..............                      $           -0-
                                                          ===============

-------------------------------------------------------------------------------
RECONCILIATION OF NET
DECREASE IN NET ASSETS
FROM OPERATIONS TO NET
INCREASE IN CASH FROM
OPERATING ACTIVITIES:
Net decrease in net assets
  resulting from operations ........                      $  (335,832,245)

ADJUSTMENTS:
Increase in interest receivable ....   $    (5,446,538)
Net realized loss on securities ....       106,583,131
Net change in unrealized
  depreciation .....................       418,790,066
Accretion of bond discount .........      (166,070,301)
Increase in accrued expenses
  and other liabilities ............         3,894,629
Net realized loss on foreign
  currency transactions ............        65,881,211
                                       ---------------
Total adjustments ..................                          423,632,198
                                                          ---------------
Net increase in cash from
  operating activities .............                      $    87,799,953
                                                          ===============

* Non-cash financing activities not included herein consist of reinvestment of dividends.
  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1994          Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

NOTE A:  Significant Accounting Policies

Alliance North American Government Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end investment company. On February 23, 1993, the creation of a third class of shares, Class C, was approved by the Board of Directors. The Fund currently offers three classes of shares, Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Distribution of Class C shares commenced on May 3, 1993. The following is a summary of significant accounting policies followed by the Fund.

1.  Security Valuation

Investments are stated at value. Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities traded on the over the counter market are valued at the mean of the closing bid and asked price provided by the principal market makers. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2.  Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net foreign exchange losses of $65,881,211 represents foreign exchange gains and losses from sales and maturities of securities, holding of foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized depreciation of investments and foreign currency denominated assets and liabilities.

3.  Organization Expenses

Organization expenses of approximately $331,965 have been deferred and are being amortized on a straight-line basis through March, 1997.

4.  Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5.  Investment Income and Security Transactions

Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6.  Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions in excess of net investment income represent distributions recognized in accordance with generally accepted accounting principles but recognized in future periods for tax purposes.

                           Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

7.  Concentration of Risk

The investments in Emerging Markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the funds' investments and the income they generate, as well as the funds' ability to repatriate such amounts. At November 30, 1994, the fund had investments in Mexican government and debt obligations totaling $926,383,932, which represents approximately 40% of net assets.

8.  Change in Accounting for Distribution to Shareholders

Effective December 1, 1993, the Fund adopted Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

These differences are primarily due to differing treatments for foreign currency transactions and the temporary timing differences related to recognition of loss from transactions. For the year ended November 30, 1994, the cumulative effect of such differences resulted in a decrease of $45,126,940 in accumulated net realized loss and a corresponding increase to undistributed net investment income. Permanent book and tax differences relating to tax returns of capital distributions have been reclassified to paid-in capital. The cumulative effect of such differences as of November 30, 1994, totaled $46,925,089 and was reclassified from undistributed net investment income to paid-in capital. Net investment income, net realized gains and net assets were not effected by these changes.

-------------------------------------------------------------------------------
NOTE B:  Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser"), an advisory fee at an annual rate of
 .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fee, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No such reimbursement was required for the year ended November 30, 1994. Pursuant to the advisory agreement, the Fund paid to the Adviser $151,007 representing the cost of certain legal and accounting services provided to the Fund by the Adviser.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,283,908 for the year ended November 30, 1994.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $348,161 from the sale of Class A shares and $3,094,728 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended November 30, 1994.

-------------------------------------------------------------------------------
NOTE C:  Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The

NOTES TO FINANCIAL STATEMENTS
(continued)                Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $29,558,594 and $2,355,558 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

-------------------------------------------------------------------------------
NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) aggregated $3,807,800,451 and $2,893,279,957, respectively, for the year ended November 30, 1994. At November 30, 1994, the cost of investments for federal income tax purposes was $3,084,771,288. Accordingly, gross unrealized appreciation of investments was $2,452,168 and gross unrealized depreciation of investments was $437,013,107, resulting in the net unrealized depreciation of $434,560,939. At November 30, 1994 the Fund had a capital loss carryforward of $70,618,925, which expires in the year 2002.

-------------------------------------------------------------------------------
NOTE E: Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Credit Lyonnais of New York on June 29, 1994. The maximum credit available under the renewed credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the renewed Credit Agreement at November 30, 1994 was $250,000,000 with a related weighted average annualized coupon rate of 6.095%. On December 28, 1994, $100,000,000 will mature with the balance of $150,000,000 maturing on January 13, 1995. Interest payments on current borrowings are based on the London Interbank Offered Rate. The Fund is also obligated to pay Credit Lyonnaise of New York a commitment fee, computed at the rate 5/16 of 1% per annum on the daily average unused portion of the revolving credit. The average monthly amount of the loan outstanding during the year ended November 30, 1994 was approximately $141,666,667 with a weighted average annualized interest rate of 5.6%. The maximum amount of such a loan outstanding at any time during the year was $250,000,000.

-------------------------------------------------------------------------------
NOTE F:  Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                    SHARES                               AMOUNT
                                        Year Ended         Year Ended        Year Ended         Year Ended
                                       November 30,       November 30,       November 30,      November 30,
                                           1994               1993              1994               1993
Class A
Shares sold ....................        21,946,095         23,926,416      $ 209,028,752      $ 241,848,294
Shares issued in reinvestment of
  dividends and distributions ..         2,295,482            842,710         21,111,814          8,516,064
Shares redeemed ................       (12,811,114)        (5,211,249)      (116,080,684)       (52,789,887)
                                       -----------        -----------      -------------     --------------
Net increase ...................        11,430,463         19,557,877      $ 114,059,882      $ 197,574,471
                                       ===========        ===========      =============     ==============
Class B
Shares sold ....................       102,755,123        110,345,139      $ 992,033,470     $1,118,317,277
Shares issued in reinvestment of
    dividends and distributions          9,573,189          2,753,590         87,838,691         27,879,736
Shares redeemed ................       (37,684,580)        (8,487,258)      (335,913,399)       (86,308,398)
                                       -----------        -----------      -------------     --------------
Net increase ...................        74,643,732        104,611,471      $ 743,958,762     $1,059,888,615
                                       ===========        ===========      =============     ==============

14

                          Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

                                                     SHARES                               AMOUNT
                                       Year Ended         May 3, 1993*       Year Ended        May 3, 1993*
                                      November 30,       to November 30,    November 30,      to November 30,
                                         1994                 1993              1994              1993
CLASS C
Shares sold ....................        48,593,915         37,455,454      $ 476,032,862       $382,620,422
Shares issued in reinvestment
  of dividends and distributions         3,227,731            348,918         29,684,779          3,575,370
Shares redeemed ................       (36,333,163)        (7,810,666)      (337,645,064)       (80,053,152)
                                       -----------         ----------      -------------       ------------
Net increase ...................        15,488,483         29,993,706      $ 168,072,577       $306,142,640
                                       ===========         ==========      =============       ============

-------------------------------------------------------------------------------
NOTE G:  Illiquid Securities
                                               Date
Security                                     Acquired               Cost
Small Business Administration
    BS92-1G (1/O)
    8.10%, 4/15/17 FRN..............          7/22/92            $1,543,683
    BS92-5A (I/O)
    8.36%, 11/15/17 FRN.............         10/02/92             4,889,557

The securities shown above are illiquid and have been valued at fair value in accordance with the procedures described in Note A. The value of these securities at November 30, 1994 was $6,053,333, representing 0.3% of net assets.

-------------------------------------------------------------------------------
NOTE H:  Repurchase Agreements

The Fund may enter into repurchase agreements, pertaining to the types of securities in which it invests with member banks of the Federal Reserve System and with broker dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. The Fund's Board of Directors has established procedures which are periodically reviewed by the Board to monitor the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions. The Fund always requires continual maintenance by its custodian for its account in the Federal Reserve Treasury Book Entry System of collateral in an amount equal to or in excess of the resale price in each agreement.

In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price.

-------------------------------------------------------------------------------
NOTE I:  Subsequent Events

1.  Mexican Devaluation

Subsequent to November 30, 1994 and through January 20, 1995, the Fund's net asset value per share declined by approximately 28%, primarily due to the devaluation of the Mexican peso.

2.  Litigation

Subsequent to November 30, 1994 several complaints, seeking class-action status on behalf of the Fund's shareholders, have been filed against the Fund, the Adviser and others. The actions allege violations of federal securities laws, fraud, negligence, negligent misrepresentations and omissions, breach of fiduciary duty and breach of contract in connection with the Fund's investments in Mexican and Argentine securities and seek unspecified damages and costs. The ultimate effect on the fund, if any, of these actions is not determinable at this time.

* Commencement of distribution.

FINANCIAL HIGHLIGHTS      Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    Class A
                                     Year Ended   Year Ended   March 27, 1992*
                                     November 30, November 30,       to
                                         1994        1993      November 30, 1992

Net asset value, beginning
  of period .......................    $10.35       $ 9.70       $10.00
                                       ------       ------       ------
Income From Investment Operations
Net investment income .............      1.02         1.09          .69(a)
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ...........     (2.12)         .66         (.31)
                                       ------       ------       ------
Net increase (decrease) in net
  asset value from
  operations ......................     (1.10)        1.75          .38
                                       ------       ------       ------
Less: Distributions
Dividends from net
  investment income ...............      (.91)       (1.09)        (.68)
                                       ------       ------       ------
Return of capital .................      (.21)         -0-          -0-
                                       ------       ------       ------
Distribution from net
  realized gains ..................       -0-         (.01)         -0-
                                       ------       ------       ------
Total dividends and
  distributions ...................     (1.12)       (1.10)        (.68)
                                       ------       ------       ------
Net asset value,
  end of period ...................    $ 8.13       $10.35       $ 9.70
                                       ======       ======       ======
Total Return
Total investment return
  based on net asset value (d) ....    (11.32)%      18.99%        3.49%
                                       ======      =======       ======
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................  $303,538     $268,233      $61,702
Ratio of expenses to
  average net assets ..............      1.70%        1.61%        2.45%(b)(c)
Ratio of expenses to
  average net assets ..............      1.37%        1.33%        1.66%(b)
Ratio of net investment
  income to average net assets ....     11.22%       10.77%       10.93%(b)(c)
Portfolio turnover rate ...........       131%         254%          86%

See footnote summary on page 18.

                          Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    Class B
                                   Year Ended    Year Ended   March 27, 1992*
                                  November 30,  November 30,      to
                                      1994          1993     November 30, 1992

Net asset value,
  beginning of period ...........    $10.35      $  9.70       $10.00
                                     ------      -------       ------
Income From Investment Operations
Net investment income ...........       .96         1.01          .64(a)
Net realized and unrealized
  gain (loss)on investments and
  foreign currency transactions .     (2.13)         .67         (.31)
                                     ------      -------       ------
Net increase (decrease) in net
  asset value from
  operations ....................     (1.17)        1.68          .33
                                     ------      -------       ------
Less: Distributions
Dividends from net
  investment income .............      (.84)       (1.02)        (.63)
Return of capital ...............      (.21)         -0-          -0-
                                     ------      -------       ------
Distribution from net
  realized gains ................       -0-         (.01)         -0-
                                     ------      -------       ------
Total dividends and
  distributions .................     (1.05)       (1.03)        (.63)
                                     ------      -------       ------
Net asset value,
  end of period .................    $ 8.13       $10.35       $ 9.70
                                     ======       ======       ======
Total Return
Total investment return
  based on net asset value (d) ..    (11.89)%      18.15%        3.30%
                                     ======       ======       ======
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............$1,639,602   $1,313,591     $216,317
Ratio of expenses to
  average net assets ............      2.41%        2.31%        3.13%(b)(c)
Ratio of expenses to average
  net assets excluding interest
  expense (see Note E) ..........      2.07%        2.04%        2.35%(b)
Ratio of net investment
  income to average net assets ..     10.53%       10.01%       10.16%(b)(c)
Portfolio turnover rate .........       131%         254%          86%

See footnote summary on page 18.

                          Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                 Class C
                                      Year Ended      May 3, 1993**
                                     November 30,    to November 30,
                                        1994              1993

Net asset value, beginning of
  period ..........................    $10.34            $10.04
                                       ------            ------
Income From Investment Operations
Net investment income .............       .96               .58
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ...........     (2.12)              .30
                                       ------            ------
Net increase (decrease) in net
  asset value from operations .....     (1.16)              .88
                                       ------            ------
Less: Distributions
Dividends from net
  investment income ...............      (.84)             (.58)
Return of capital .................      (.21)              -0-
                                       ------            ------
Total dividends and
  distributions ...................     (1.05)             (.58)
                                       ------            ------
Net asset value,
  end of period ...................    $ 8.13            $10.34
                                       ======            ======
Total Return
Total investment return
  based on net asset value (d) ....    (11.89)%            9.00%
                                       ======            ======
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................  $369,714          $310,230
Ratio of expenses to
  average net assets ..............      2.39%             2.21%(b)
Ratio of expenses to average net
  assets excluding interest
  expense (see Note E) ............      2.06%             2.04%(b)
Ratio of net investment
  income to average net assets ....     10.46%             9.74%(b)
Portfolio turnover rate ...........       131%              254%

*    Commencement of operations.
**   Commencement of distribution.
(a)  Net of expenses waived by the Adviser.
(b)  Annualized.
(c) If the Fund had borne all expenses, the ratios of expenses to average net assets would have been 2.49% and 3.16% for Class A and Class B shares, respectively. The ratios of net investment income to average net assets would have been 10.89% and 10.12% for Class A and Class B shares, respectively.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS      Alliance North American Government Income Trust, Inc.
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors

Alliance North American Government Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance North American Government Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 1994, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance North American Government Income Trust, Inc. at November 30, 1994, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


[SIGNATURE]

New York, New York
January 20, 1995

19

                           APPENDIX A

                          BOND RATINGS

STANDARD & POOR'S BOND RATINGS

    A Standard & Poor's Ratings Services ("S&P") corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

    Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal is in arrears.

    The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

    Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;
Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in it corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

                           APPENDIX B

                DESCRIPTION OF OBLIGATIONS ISSUED
                OR GUARANTEED BY U.S. GOVERNMENT
                  AGENCIES OR INSTRUMENTALITIES


    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

    FHA DEBENTURES--are debentures issued by the Federal Housing
Administration of the U.S. Government and are guaranteed by the U.S. Government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal
Home Loan Mortgage Corporation.

    FNMA BONDS--are bonds issued and guaranteed by the Federal
National Mortgage Association.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND
BONDS--are notes and bonds issued by the Student Loan Marketing
Association.

    Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX C

                FUTURES CONTRACTS AND OPTIONS ON
            FUTURES CONTRACTS AND FOREIGN CURRENCIES

OPTIONS ON U.S. AND FOREIGN GOVERNMENT SECURITIES

    The Fund intends to write covered put and call options and purchase put and call options on U.S. Government Securities and foreign government securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund also intends to write call options that are not covered for cross-hedging purposes.

    The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

    The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

    The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

    Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

    The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

    An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

    The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

    The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

    The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

FUTURES CONTRACTS

    The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities or foreign government securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

    At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

    At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

    Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

    The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

    In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

    The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides as partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

    The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

    The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

    The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in U.S. Dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid high-grade Government Securities in a segregated account with its Custodian.

    The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid high-grade Government Securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

    Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

    In addition, options on U.S. Government Securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and
(v) lesser trading volume.

                             PART C

                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

(a) Financial Statements

    Included in the Prospectus:

    Financial Highlights

    Included in the Registrant's Statement of Additional
Information filed herewith:

    Portfolio of Investments, May 31, 1995*.
    Statement of Assets and Liabilities, May 31, 1995*. Statement of Operations, six months ended May 31, 1995*
         and the year ended November 30, 1994.
    Statement of Changes in Net Assets, six months ended
         May 31, 1995* and the year ended November 30, 1994. Statement of Cash Flows, six months ended May 31, 1995*. Notes to Financial Statements, May 31, 1995*.
    Financial Highlights for Class A and Class B shares the six months ended May 31, 1995* and years ended November 30, 1994, November 30, 1993 and the period March 27, 1992 (commencement of operations) through November 30, 1992; for Class C shares the six months ended May 31, 1995* and the year ended November 30, 1994 and the period May 3, 1993 (commencement of operations) through November 30, 1993.

    Portfolio of Investments, November 30, 1994.
    Statement of Assets and Liabilities,
         November 30, 1994.
    Statement of Operations, year ended November 30, 1994. Statement of Changes in Net Assets, years ended
         November 30, 1993 and November 30, 1994.
    Statement of Cash Flows, year ended November 30, 1994.
    Notes to Financial Statements, November 30, 1994.
    Financial Highlights for Class A and Class B shares for years ended November 30, 1994, November 30, 1993 and the period March 27, 1992 (commencement of operations) through November 30, 1992; for Class C shares for the year ended November 30, 1994 and the period May 3, 1993 (commencement of operations) through November 30, 1993.
    Report of Independent Auditors.

------------------
* Unaudited

(b) Exhibits

(1) Copy of Articles of Incorporation of the Registrant as now in effect - Incorporated by reference from Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February
         3, 1992.

(2)      Copy of existing By-Laws of the Registrant -
         Incorporated by reference from Registrant's Registration
         Statement on Form N-1A, filed with the Securities and Exchange Commission on February 3, 1992.

(3)      Not applicable.

(4) (a)  Form of Stock Certificate for Class A Shares -
         Incorporated by reference from Registrant's Registration
         Statement on Form N-1A, filed with the Securities and Exchange Commission on February 3, 1992.

    (b)  Form of Stock Certificate for Class B Shares -
         Incorporated by reference from Registrant's Registration
         Statement on Form N-1A, filed with the Securities and Exchange Commission on February 3, 1992.

(5) Copy of Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference from Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 1, 1993.

(6) (a) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference from Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 31, 1994.

    (b)  Selected Dealer Agreement between Alliance Fund
         Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference from Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on March 2,
         1993.

    (c) Form of Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference from Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on March 2, 1993.

(7)      Not applicable.

(8)      Copy of Custodian Contract between the Registrant and
         Brown Brothers Harriman & Co. - Incorporated by reference from Post-Effective Amendment No. 1 to
         Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August
         11, 1992.

(9) Copy of Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc - Incorporated by reference from Post-Effective Amendment No. 1 to
         Registrant's Registration Statement on Form N- 1A, filed with the Securities and Exchange Commission on August
         11, 1992.

(10)(a) Opinion of Seward & Kissel - Incorporated by reference from Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 21, 1992.

    (b)  Opinion and Consent of Venable, Baetjer and Howard, LLP
         -Incorporated by reference from Registrant's
         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 21, 1992.

(11)     Consent of Independent Auditors - Filed herewith.

(12)     Not applicable.

(13)     Not applicable.

(14)     Not applicable.

(15)     Rule 12b-1 Plan - See Exhibit 6(a) hereto.

(16)     Schedule for computation of performance quotations -
         Incorporated by reference from Registrant's Registration
         Statement on Form N-1A, filed with the Securities and Exchange Commission on February 21, 1992.

   (27)  Financial Data Schedule - filed herewith.

         Other Exhibit:  Powers of Attorney of Messrs. Dievler,
         Foulk and White - Incorporated by reference from Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February
         21, 1992.

         Powers of Attorney of Messrs. Carifa, Dobkin and Hester
         - Incorporated by reference from  Registrant's

         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 11, 1992. Power of Attorney of Clifford L. Michel - Incorporated by reference from Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 1, 1993.

ITEM 25. Persons Controlled by or under Common Control with
    Registrant.

         None.

ITEM 26. Number of Holders of Securities.

    As of October 10, 1995, the Registrant had 13,811 record holders of Class A shares of common stock, 4,014 record holders of Class B shares of common stock and 2,163 record holders of Class C shares of common stock.

ITEM 27. Indemnification

    It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit 1,
    Article VII and Article VIII of the Registrant's By-Laws filed as Exhibit 2 and Section 10 of the Distribution Services Agreement filed as Exhibit 6(a), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article VII, Section 7 and
    Article VIII, Section 1 through Section 6 of the Registrant's By-Laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as
    Exhibit 5 to this Registration Statement, as set forth below.

         SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW
         READS AS FOLLOWS:

              "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                   (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  "Corporation" includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                   (3)  "Expenses" include attorney's fees.

                   (4)  "Official capacity" means the following:

              (i) When used with respect to a director, the office of director in the corporation; and

              (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

              (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                   (6)  "Proceeding" means any threatened,
              pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                   (b)(1)  A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:
              (i)  The act or omission of the director was
              material to the matter giving rise to the proceeding; and

    1.   Was committed in bad faith; or
    2.   Was the result of active and deliberate dishonesty; or

              (ii) The director actually received an improper personal benefit in money, property, or services; or

              (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

         (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

              (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

         (3)  (i)   The termination of any proceeding by
         judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

              (ii)  The termination of any proceeding by
         conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

              (c)  A director may not be indemnified under
         subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

              (d)  Unless limited by the charter:

              (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

              (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

              (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

              (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                   (3)  A court of appropriate jurisdiction may
              be the same court in which the proceeding involving the director's liability took place.

                   (e)(1)  Indemnification under subsection (b)
              of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                   (2)  Such determination shall be made:

                   (i) By the board of directors by a majority
              vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                   (ii) By special legal counsel selected by the
              board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                   (iii) By the stockholders.

                   (3)  Authorization of indemnification and
              determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                   (f)(1)  Reasonable expenses incurred by a
              director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

              (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

              (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                   (2)  The undertaking required by subparagraph
              (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                   (3)  Payments under this subsection shall be
              made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                   (g)  The indemnification and advancement of
              expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                   (h)  This section does not limit the
              corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                   (i)  For purposes of this section:

                   (1)  The corporation shall be deemed to have
              requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                   (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                   (3)  Action taken or omitted by the director
              with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                   (j)  Unless limited by the charter:

                   (1)  An officer of the corporation shall be
              indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                   (2)  A corporation may indemnify and advance
              expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                   (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                   (k)(1) A corporation may purchase and maintain
              insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                   (2)  A corporation may provide similar
              protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                   (3)  The insurance or similar protection may
              be provided by a subsidiary or an affiliate of the corporation.

                   (l)  Any indemnification of, or advance of
              expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF INCORPORATION
READS AS FOLLOWS:
                   "(1) To the full extent that limitations on
              the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                   "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

                   "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                   "(4) References to the Maryland General
                   Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

ARTICLE VII, SECTION 7 OF THE REGISTRANT'S BY-LAWS READS AS
FOLLOWS:

                   Section 7.  INSURANCE AGAINST CERTAIN
              LIABILITIES. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ARTICLE VIII OF THE REGISTRANT'S BY-LAWS READS AS FOLLOWS:

              Section B.  INDEMNIFICATION OF DIRECTORS AND
              OFFICERS. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

              Section B. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

              Section B. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non- party directors or
              (ii) an independent legal counsel in a written opinion.

              Section B.  INDEMNIFICATION OF EMPLOYEES AND
              AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

              Section B. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

              Section B. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

         The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By- Laws, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits 1, 2, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
         (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
         (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

ITEM 28. Business and Other Connections of Investment Adviser.

    The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 29. Principal Underwriters

    (a)  Alliance Fund Distributors, Inc. is the Registrant's
         Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal
         Underwriter or Distributor for the following investment companies:

         ACM Institutional Reserves, Inc.
         AFD Exchange Reserves
         The Alliance Fund, Inc.
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Counterpoint Fund
         Alliance Developing Markets Fund, Inc.
         Alliance Global Fund
         Alliance Global Small Cap Fund, Inc.
         Alliance Government Reserves
         Alliance Growth and Income Fund, Inc.

         Alliance Income Builder Fund, Inc.
         Alliance International Fund
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Mortgage Strategy Trust, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund, Inc. II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Short-Term Multi-Market Trust, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance World Income Trust, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         Fiduciary Management Associates
         The Alliance Portfolios

         (b) The following are the Directors and officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.


                         Positions and         Positions and
                         Offices With          Offices With
Name                     Underwriter             Registrant

Michael J. Laughlin        Chairman

Robert L. Errico           President

Kimberly A.  Baumgardner   Senior Vice
                           President

Edmund P. Bergan, Jr.      Senior Vice          Secretary
                           President,
                           General Counsel &
                           Secretary

Daniel J. Dart             Senior Vice
                           President

Byron M. Davis             Senior Vice
                           President

Geoffrey L. Hyde           Senior Vice
                           President

Barbara J. Krumsiek        Senior Vice
                           President

Stephen R. Laut            Senior Vice
                           President

Dusty W. Paschall          Senior Vice
                           President

Antonios G. Poleonadkis    Senior Vice
                           President

Gregory K. Shannahan       Senior Vice
                           President

Joseph F. Sumanski         Senior Vice
                           President

James P. Syrett            Senior Vice
                           President

Peter J. Szabo             Senior Vice
                           President

Richard A. Winge           Senior Vice
                           President

Warren W. Babcock III      Vice President

Benji A. Baer              Vice President

Kenneth F. Barkoff         Vice President

William P. Beanblosson     Vice President

Jack C. Bixler             Vice President

Casimir F. Bolanowski      Vice President

Kevin T. Cannon            Vice President

Leo H. Cook                Vice President

Richard W. Dabney          Vice President

Mark J. Dunbar             Vice President

Linda A. Finnerty          Vice President

William C. Fisher          Vice President

Robert M. Frank            Vice President

Gerard J. Friscia          Vice President
                           & Controller

Andrew L. Gangolf          Vice President
                           & Associate
                           General Counsel

Mark D. Gersten            Vice President       Treasurer and
                                                Chief Financial
                                                Officer

Joseph W. Gibson           Vice President

Troy L. Glawe              Vice President

Herbert H. Goldman         Vice President

James E. Gunter            Vice President

Alan Halfenger             Vice President

George R. Hrabovsky        Vice President

Valerie J. Hugo            Vice President

Robert H. Joseph, Jr.      Vice President
                           & Treasurer

Richard D. Keppler         Vice President

Sheila F. Lamb             Vice President

Donna M. Lamback           Vice President

Thomas Leavitt, III        Vice President

James M. Liptrot           Vice President

Christopher J. MacDonald   Vice President

Mark R. Manley             Vice President,
                           Counsel &
                           Assistant Secretary

Daniel D. McGinley         Vice President

Maura A. McGrath           Vice President

Matthew P. Mintzer         Vice President

Nicole Nolan-Koester       Vice President

Robert T. Pigozzi          Vice President

James J. Posch             Vice President

Robert E. Powers           Vice President

Domenick Pugliese          Vice President &     Assistant
                           Associate General    Secretary
                           Counsel

Bruce W. Reitz             Vice President

Dennis A. Sanford          Vice President

Raymond S. Scalfani        Vice President

J. William Strott, Jr.     Vice President

Richard E. Tambourine      Vice President

Nicholas K. Willett        Vice President

Neil S. Wood               Vice President

Emilie D. Wrapp            Vice President &
                           Special Counsel

Maria L. Carreras          Assistant Vice
                           President

Sarah A. Chodera           Assistant Vice
                           President

John W. Cronin             Assistant Vice
                           President

Sohaila S. Farsheed        Assistant Vice
                           President

Leon M. Fern               Assistant Vice
                           President

Vicky M. Hayes             Assistant Vice
                           President

William B. Hanigan         Assistant Vice
                           President

Daniel M. Hazard           Assistant Vice

                           President

John C. Hershock           Assistant Vice
                           President

James J. Hill              Assistant Vice
                           President

Kalen H. Holliday          Assistant Vice
                           President

Thomas K. Intoccia         Assistant Vice
                           President

Edward W. Kelly            Assistant Vice
                           President

Patrick Look               Assistant Vice
                           President
                           & Assistant
                           Treasurer

Michael F. Mahoney         Assistant Vice
                           President

Shawn P. McClain           Assistant Vice
                           President

Thomas F. Monnerat         Assistant Vice
                           President

Joanna D. Murray           Assistant Vice
                           President

Jeanette M. Nardella       Assistant Vice
                           President

Camilo R. Pedraza          Assistant Vice
                           President

Carol H. Rappa             Assistant Vice
                           President

Karen C. Satterberg        Assistant Vice
                           President

Robert M. Smith            Assistant Vice
                           President

Joseph T. Tocyloski        Assistant Vice
                           President

    (c)  Not applicable.

ITEM 30. Location of Accounts and Records.

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of Brown Brothers Harriman & Company, the Registrant's Custodian, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31. Management Services.

    Not applicable.

ITEM 32. Undertakings

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

    (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York on the 16th day of October, 1995.

                        ALLIANCE NORTH AMERICAN GOVERNMENT
                             INCOME TRUST, INC.

                          By/s/John D. Carifa
                          ____________________________
                             John D. Carifa
                             Chairman and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
8v
Signature                      Title              Date

(1) Principal Executive
    Officer

    /s/ John D. Carifa       Chairman and       October 16, 1995
    John D. Carifa            President

(2) Principal Financial
    and Accounting Officer

    /s/ Mark D. Gersten      Treasurer and      October 16, 1995
    Mark D. Gersten           Chief Financial
                              Officer

(3) A Majority of the Directors:
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Robert C. White

    by:/s/ Edmund P. Bergan, Jr.                October 16, 1995
       (Attorney-in-fact)
      Edmund P. Bergan, Jr.

                        Index to Exhibits

                                                             Page


         11   Consent to Independent Auditors

         27   Financial Data Schedule













































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